Exhibit 10(ss)

MASTER LEASE FINANCING AGREEMENT

Dated as of

December 29, 2004

Between

GENERAL ELECTRIC CAPITAL CORPORATION,

FOR ITSELF AND AS AGENT FOR CERTAIN PARTICIPANTS,

Lessor

and

FIRST AMERICAN TITLE INSURANCE COMPANY,

Lessee

MASTER LEASE FINANCING AGREEMENT

EXHIBIT NO. 1 – EQUIPMENT SCHEDULE

ANNEX A – DESCRIPTION OF EQUIPMENT

ANNEX B – BILL OF SALE

ANNEX C – CERTIFICATE OF ACCEPTANCE

ANNEX D – RETURN PROVISIONS

ANNEX E – FINANCIAL TERMS

ANNEX F – ESTOPPEL/WAIVER AGREEMENT

EXHIBIT NO. 2 – EQUIPMENT SUBLEASE AGREEMENT

EXHIBIT NO. 3 – CORPORATE GUARANTY

i

MASTER LEASE FINANCING AGREEMENT

THIS MASTER LEASE FINANCING AGREEMENT (“Agreement”) is made as of the 29th day of December, 2004, between GENERAL ELECTRIC CAPITAL CORPORATION, FOR ITSELF AND AS AGENT FOR CERTAIN PARTICIPANTS, with an office at 401 Merritt Seven, Suite 23, Norwalk, Connecticut 06851-1177 (hereinafter called, together with its successors and assigns, if any, “Lessor”), and FIRST AMERICAN TITLE INSURANCE COMPANY, a California corporation with its mailing address and chief place of business at 1 First American Way, Santa Ana, California 92707 (hereinafter called “Lessee”).

WITNESSETH:

1. LEASING:

(a) This Agreement shall be effective from and after the date of execution hereof. Subject to the terms and conditions set forth below, Lessor agrees to purchase from and lease to Lessee, and Lessee agrees to sell to and lease from Lessor, the Equipment described in Annex A to any schedule delivered pursuant hereto in substantially the form attached hereto as Exhibit No. 1 (“Schedule”). Terms defined or specified in a Schedule and not otherwise defined herein shall have the meanings ascribed to them in such Schedule. Certain definitions are provided in Section 19 hereof.

(b) Subject to the terms and conditions hereof, Lessor agrees to purchase the Equipment from Lessee and to lease the same to Lessee under a Schedule. Lessor’s obligation to purchase and lease any Equipment shall be subject to consummation of the sale of certain participation interests by Lessor to the Participants with respect to this transaction, and receipt by Lessor, on or prior to the earlier of the Basic Term Commencement Date or Last Delivery Date specified in the Schedule with respect to such Equipment, of each of the following documents in form and substance satisfactory to Lessor: (i) the Schedule relating to the Equipment then to be leased hereunder (which Equipment shall be acceptable to Lessor), (ii) an executed Bill of Sale from Lessee with respect to the Equipment then to be leased hereunder, in the form of Annex B to the applicable Schedule (“Bill of Sale”), in favor of Lessor, (iii) Uniform Commercial Code financing statements duly authorized by Lessee, describing the Equipment then to be leased hereunder and any Additional Collateral, as reasonably may be required by Lessor, together with Uniform Commercial Code lien search reports with respect to Lessee confirming that such Equipment and Additional Collateral is not then subject to a security interest perfected by the filing of Uniform Commercial Code financing statement against Lessee, or Uniform Commercial Code statements of termination or partial release, as applicable, with respect to any such security interests then having been filed with respect to such Equipment and Additional Collateral, (iv) evidence of insurance which complies with the requirements of Section 6 hereof, (v) an appraisal in form and substance, and by an appraiser, satisfactory to Lessor, with respect to the Equipment then to be leased hereunder, (provided, however, that such appraisal shall not be required with respect to any item of the Equipment which was acquired new and unused by Lessee within ninety (90) days of the Basic Term Commencement Date with respect to such Equipment; the “New Equipment”), (vi) copies of the invoices from the vendor (if applicable) with respect to the New Equipment, and evidence of payment of such invoices, (vii) a Corporate Guaranty in substantially the form attached hereto as Exhibit No. 3 (“Guaranty”), duly executed by The First American Corporation (“Guarantor”), and (viii) such opinions, certificates and other documents as Lessor may reasonably request. Simultaneously with the execution of the Bill of Sale, Lessee shall also execute a Certificate of Acceptance, in the form of Annex C to the applicable Schedule, covering all of the Equipment described in the Bill of Sale. Upon execution by Lessee of any Certificate of Acceptance, the Equipment described thereon shall be deemed to have been delivered to, and irrevocably accepted by, Lessee for lease hereunder.

(c) The amount to be paid by Lessor with respect to any item of the Equipment shall be not more than the appraised value of such item of the Equipment; provided, however that the amount to be paid by Lessor with respect to any item of the New Equipment shall be the invoice price of such item of the Equipment.

(d) LESSEE ACKNOWLEDGES THAT IT HAS SELECTED THE EQUIPMENT WITHOUT ANY ASSISTANCE FROM LESSOR, ANY OTHER AFFECTED PARTY, OR ANY OF THEIR RESPECTIVE AGENTS OR EMPLOYEES. NONE OF LESSOR OR ANY OTHER AFFECTED PARTY MAKES, HAS MADE, OR SHALL BE DEEMED TO MAKE OR HAVE MADE, ANY WARRANTY OR REPRESENTATION, EITHER EXPRESS OR IMPLIED, WRITTEN OR ORAL, WITH RESPECT TO THE EQUIPMENT LEASED HEREUNDER OR ANY COMPONENT THEREOF, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY AS TO DESIGN, COMPLIANCE WITH SPECIFICATIONS, QUALITY OF MATERIALS OR WORKMANSHIP, MERCHANTABILITY, FITNESS FOR ANY PURPOSE, USE OR OPERATION, SAFETY, PATENT, TRADEMARK OR COPYRIGHT INFRINGEMENT, OR TITLE. All such risks, as between Lessor or any other Affected Party and Lessee, are to be borne by Lessee. Without limiting the foregoing, none of Lessor or any other Affected Party shall have any responsibility or liability to Lessee or any other Person with respect to any of the following (i) any liability, loss or damage caused or alleged to be caused directly or indirectly by any Equipment, any inadequacy thereof, any deficiency or defect (latent or otherwise) therein, or any other circumstance in connection therewith; (ii) the use, operation or performance of any Equipment or any risks relating thereto; (iii) any interruption of service, loss of business or anticipated profits or consequential damages resulting from the Equipment; or (iv) the delivery, operation, servicing, maintenance, repair, improvement or replacement of any Equipment. If, and so long as, no Default exists under this Agreement, Lessee shall be, and hereby is, authorized during the Term to assert and enforce, at Lessee’s sole cost and expense, from time to time, in the name of and for the account of Lessor and/or Lessee, as their interests may appear, whatever claims and rights Lessor may have against any supplier of the Equipment.

(e) Each Schedule shall pertain to Equipment having an aggregate Capitalized Lessor’s Cost of not less than $54,000,000. There shall be not more than two (2) Schedules in the aggregate. Lessee shall deliver to Lessor all of the documents and instruments required pursuant to Section 1(b) hereof not less than two (2) Business Days prior to the requested funding of a Schedule. Lessor’s obligation to purchase and lease the Equipment shall be subject to there then being no Default or event which, with the giving of notice or the lapse of time, or both, would become a Default hereunder. All fundings of Equipment hereunder shall be completed on or before December 31, 2004.

2. TERM, RENT AND PAYMENT:

(a) The rent payable hereunder (the “Rent”) and Lessee’s right to use any Equipment shall commence on the date of execution by Lessee of the Certificate of Acceptance for such Equipment (the “Basic Term Commencement Date”). The term of this Agreement (the “Term”) as to any Equipment shall be the period specified in the applicable Schedule for such Equipment; provided that the term of all Schedules shall end on the same date. If any Term is extended or renewed, the word “Term” shall be deemed to refer to all extended or renewed terms, and all provisions of this Agreement shall apply during any extended or renewed terms, except as otherwise may be specifically provided in writing. The maximum Term, including all renewals and any extension, shall not exceed five (5) years.

(b) Rent shall be paid to Lessor by wire transfer of immediately available funds at or before 1:00 p.m. New York City time, to: Deutsche Bank, New York, New York, ABA No. 021-001-033, Account No. 50-202-962, Reference: FATICO; or to such other account as Lessor may direct in writing; and shall be effective upon receipt. Payments of Rent shall be paid quarterly in arrears in the amount set forth in, and due in accordance with, the provisions of the applicable Schedule. In no event shall any Rent payments be refunded to Lessee. If Rent is not paid within three (3) Business Days of its due date, Lessee agrees to pay a late charge of Five Cents ($0.05) per dollar on, and in addition to, the amount of such Rent but not exceeding the Maximum Lawful Rate, if any.

(c) THIS AGREEMENT IS A NET LEASE. LESSEE’S OBLIGATION TO PAY RENT AND OTHER AMOUNTS DUE HEREUNDER SHALL BE ABSOLUTE AND UNCONDITIONAL. LESSEE SHALL NOT BE ENTITLED TO ANY ABATEMENT OR REDUCTIONS OF, OR SET-OFFS AGAINST, SAID RENT OR OTHER AMOUNTS, INCLUDING, WITHOUT LIMITATION, THOSE ARISING OR ALLEGEDLY ARISING OUT OF CLAIMS (PRESENT OR FUTURE, ALLEGED OR ACTUAL, AND

INCLUDING CLAIMS ARISING OUT OF STRICT LIABILITY IN TORT OR NEGLIGENCE OF LESSOR OR ANY OTHER AFFECTED PARTY) OF LESSEE AGAINST LESSOR OR ANY OTHER AFFECTED PARTY UNDER THIS AGREEMENT OR OTHERWISE. THIS AGREEMENT SHALL NOT TERMINATE AND THE OBLIGATIONS OF LESSEE SHALL NOT BE AFFECTED BY REASON OF ANY DEFECT IN OR DAMAGE TO, OR LOSS OF POSSESSION, USE OR DESTRUCTION OF, ANY EQUIPMENT FROM WHATSOEVER CAUSE. IT IS THE INTENTION OF THE PARTIES THAT RENTS AND OTHER AMOUNTS DUE HEREUNDER SHALL CONTINUE TO BE PAYABLE IN ALL EVENTS IN THE MANNER AND AT THE TIMES SET FORTH HEREIN UNLESS THE OBLIGATION TO DO SO SHALL HAVE BEEN TERMINATED PURSUANT TO THE EXPRESS TERMS HEREOF.

3. TAXES:

(a) Lessee shall have no liability for taxes imposed by the United States of America or any State or political subdivision thereof or of any other taxing authority which are on or measured by the net income of Lessor (except with respect to any indemnification or reimbursement obligation of Lessee hereunder which is expressly stated to be on an after-tax basis). Lessee shall report (to the extent that it is legally permissible) and pay promptly, and Lessee shall indemnify and hold harmless Lessor and each other Affected Party from and against, all other taxes, fees and assessments due, imposed, assessed or levied against any Equipment (or the purchase, ownership, delivery, leasing, possession, use or operation thereof), any Additional Collateral, this Agreement (or any rentals or receipts hereunder), any Schedule, Lessor, any other Affected Party or Lessee by any foreign, Federal, state or local government or taxing authority during or related to the term of this Agreement (or prior to the date of this Agreement in the case of Taxes imposed, assessed or levied against the Equipment or Additional Collateral or the leasing, possession or use thereof), including, without limitation, all license and registration fees, and all sales, use, personal property, excise, gross receipts, franchise, stamp or other taxes, imposts, duties and charges, together with any penalties, fines or interest thereon (all hereinafter called “Taxes”). Lessee shall (i) reimburse Lessor and each other Affected Party (on an after-tax basis) upon receipt of written request for reimbursement for any Taxes charged to or assessed against Lessor or such other Affected Party, (ii) on request of Lessor or such other Affected Party, submit written evidence of Lessee’s payment of Taxes, (iii) on all reports or returns show the ownership of the Equipment by Lessee, and (iv) send a copy thereof to Lessor. (b) Lessee may elect, by written notice delivered to Lessor, to contest the assessment, amount or obligation to pay any Taxes; provided, however, such contest pursuant to this Section 3(b) shall be permitted only so long as and provided that: (i) no Default has occurred and is continuing, (ii) such written notice is delivered by Lessee to Lessor not less than five (5) Business Days prior to the date such Taxes are due and payable without penalty or interest, (iii) such contest is conducted by Lessee in good faith and in a diligent manner, by appropriate and legally constituted judicial and administrative proceedings, at the sole cost and expense of Lessee, (iv) the collection and enforcement of such Taxes is suspended during the pendency of such proceedings, or Lessee shall have posted a bond or provided security satisfactory to the relevant taxing authority that results in the suspension of the collection and enforcement of such Taxes, (v) such contest does not involve, in the reasonable opinion of Lessor or its legal counsel, any risk of imposition of civil or criminal liability, or a risk of sale, forfeiture or loss of, or the creation of any Lien (other than a Permitted Lien) on, any Equipment or Additional Collateral, title thereto, or any interest therein, or any interest in or under this Agreement; and (vi) such contest shall not diminish, impair or otherwise affect the obligations of Lessee under this Agreement or any other Document. All costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses) incurred by Lessor in connection with any such contest shall be paid by Lessee within five (5) Business Days of Lessee’s receipt of written notice thereof from Lessor. Lessee shall provide to Lessor such information with respect to any such contest as Lessor shall reasonably request from time to time. Lessee hereby agrees promptly to pay, and shall indemnify Lessor from and against, any Taxes as are due and payable upon the termination of any such contest. (c) On and after the date of payment by Lessor of any Taxes, Lessor shall assign to Lessee, upon Lessor’s receipt of a written request from Lessee for such assignment, any and all of the Lessor’s rights to claim a refund with respect to the payment of such Taxes; provided, however, any such assignment shall be effectuated by a mutually satisfactory written agreement executed and delivered by Lessor and Lessee.

4. DELIVERY, USE AND OPERATION:

(a) The parties acknowledge that this transaction is a sale/leaseback of the Equipment and such Equipment is in Lessee’s possession or in the possession of Lessee’s Affiliates as of the Basic Term Commencement Date.

(b) Lessee agrees that the Equipment will be used by Lessee and/or its Affiliates solely in the conduct of its business and in a manner complying with all Applicable Laws and any applicable insurance policies, and Lessee and/or its Affiliates shall not discontinue use of the Equipment.

(c) Lessee shall not directly or indirectly create, incur, assume or suffer to exist, any Lien on or with respect to the Equipment, any Additional Collateral or any part thereof, title thereto, or any interest of Lessor and each other Affected Party therein, or in this Agreement, except Permitted Liens. Lessee will promptly, at its own expense, take or cause to be taken such action as may be necessary to discharge any Lien which is not a Permitted Lien.

(d) Lessee shall, and shall cause its Affiliates to, permit any Person designated by Lessor, during normal business hours upon reasonable notice to visit, inspect and survey the Equipment and/or the Additional Collateral, its condition, use and operation, and the records maintained in connection therewith, and to discuss the affairs and finances of Lessee and/or Guarantor with the Controller, Treasurer or Chief Financial Officer of Lessee or Guarantor, as applicable. None of Lessor or any of its designees shall have any duty to make any such inspection and shall not incur any liability or obligation by reason of not making any such inspection. Lessor’s failure to object to any condition or procedure observed or observable in the course of an inspection hereunder shall not be deemed to waive or modify any of the terms of this Agreement with respect to such condition or procedure.

(e) Lessee will keep the Equipment in the State and County designated as the Equipment Location (specified in the applicable Schedule) within the Continental United States. Upon written notice to Lessor, Lessee may move the Equipment to another County within such State, or to another State. In connection with any move of the Equipment to another State, or to another County within such State, Lessee shall obtain and provide to Lessor, within thirty (30) days after such relocation, an Estoppel/Waiver Agreement in the form of Annex F to the applicable Schedule with respect to such new location (if requested by Lessor) and such Uniform Commercial Code financing statements as may be required by Lessor.

(f) Except as expressly provided in this Section 4(f), Lessee may not substitute or replace any unit of Equipment with a substitute or replacement unit. Provided that no Default shall then have occurred and be continuing, at Lessee’s expense, upon thirty (30) days’ prior written notice to Lessor, Lessee may elect to replace a unit of Equipment (other than a unit of Equipment comprised of software) (a “Substituted Item”) with a replacement unit of equipment (a “Replacement Item”). Each Replacement Item shall be of the same type of equipment as the Substituted Item (that is, a computer shall be substituted for a computer); shall be free and clear of all liens and encumbrances (other than Permitted Liens); and shall have at least the value, utility and remaining useful life and be in as good an operating condition as the Substituted Item, assuming that the Substituted Item had been maintained in accordance with the provisions of this Agreement (as established to the reasonable satisfaction of Lessor), and Lessee shall provide to Lessor a certificate executed by the Chief Financial Officer of Lessee to that effect. Replacements pursuant hereto shall be limited to once per each consecutive six (6) month period for any number of Substituted Items and the aggregate Capitalized Lessor’s Cost of the Substituted Items shall not be less than $250,000.00 per replacement. Lessee shall execute and deliver to Lessor a Bill of Sale and an amended Annex A to the applicable Equipment Schedule with respect to each Replacement Item, together with such documents and instruments as reasonably may be required by Lessor in connection with such replacement, including (without limitation) Uniform Commercial Code financing statements to be filed at Lessee’s expense. Upon compliance by Lessee with the provisions hereof, Lessor will transfer to Lessee, on an AS IS, WHERE IS BASIS, without recourse or warranty, express or implied, of any kind whatsoever (“AS IS BASIS”), all of Lessor’s interest in and to the Substituted Item. Lessor shall not be required to make and may specifically disclaim any representation or warranty as to the condition of the Substituted Item and any other matters (except that Lessor shall warrant that it conveyed whatever interest it received in such Substituted Item free and clear of any Lessor’s Lien). At Lessee’s expense, Lessor shall deliver to Lessee such Uniform Commercial Code Financing Statement Amendment Terminations as reasonably may be required in order to terminate any interest of Lessor in and to such Substituted Item.

5. MAINTENANCE:

(a) Lessee will, and will cause its Affiliates to, at its sole expense, maintain each unit of Equipment and any Additional Collateral in good operating order, repair, condition and appearance in accordance with manufacturer’s recommendations (if applicable), normal wear and tear excepted. Lessee shall, if at any time reasonably requested by Lessor, affix in a prominent position on each unit of Equipment and any Additional Collateral plates, tags or other identifying labels showing the interest therein of Lessor.

(b) Lessee will not, and will not permit its Affiliates to, without the prior written consent of Lessor, affix or install any accessory, equipment or device on any Equipment or any Additional Collateral if such addition will impair the value, originally intended function or use of such Equipment or any Additional Collateral. All additions, repairs, parts, supplies, accessories, equipment, and devices furnished, attached or affixed to any Equipment or any Additional Collateral which are not readily removable shall be made only in compliance with Applicable Law, shall be free and clear of all Liens, encumbrances or rights of others, and shall become the property of Lessor. Lessee will not, and will not permit its Affiliates to, without the prior written consent of Lessor and subject to such conditions as Lessor may impose for its protection, affix or install any Equipment to or in any other personal or real property.

(c) Any alterations or modifications to the Equipment or any Additional Collateral that may, at any time during the Term of this Agreement, be required to comply with all Applicable Laws shall be made at the expense of Lessee.

6. INSURANCE:

Lessee agrees, at its own expense, to keep all Equipment and Additional Collateral insured for such amounts as specified in Paragraph C of the applicable Schedule and against such hazards as Lessor may reasonably require, including, but not limited to, insurance for damage to or loss of such Equipment or any Additional Collateral and liability coverage for personal injuries, death or property damage. All such policies shall be with companies, and on terms, reasonably satisfactory to Lessor. All insurance: (1) shall name Lessor as loss payee and as additional insured solely with respect to the Equipment (without responsibility for premiums); (2) shall provide that any cancellation or material change in coverage shall not be effective as to Lessor until thirty (30) days after receipt by Lessor of written notice from such insurer(s) of such cancellation or change; (3) shall insure Lessor’s interest regardless of any breach or violation by Lessee and/or its Affiliates of any warranties, declarations or conditions in such policies; (4) shall include a severability of interest clause providing that such policy shall operate in the same manner as if there were a separate policy covering each insured; provided, however, that such policies shall not operate to increase the insured’s limit of liability; (5) shall waive any right of set-off due to Lessee’s actions or inactions; (6) shall waive any right of subrogation against Lessor; and (7) such insurance shall be primary without right of contribution and shall not be subject to any offset by any other insurance carried by Lessor or Lessee. Lessee agrees to deliver to Lessor evidence of insurance satisfactory to Lessor. Such evidence of insurance shall expressly delineate the enumerated provisions set forth in this Section 6. No insurance shall be subject to any co-insurance clause. Lessee hereby appoints Lessor as Lessee’s attorney-in-fact to make proof of loss and claim for insurance, and to make adjustments with insurers and to receive payment of and execute or endorse all documents, checks or drafts in connection with payments made as a result of such insurance policies. Any reasonable expense of Lessor in adjusting or collecting insurance shall be borne by Lessee. With respect to claims for damage to any unit of Equipment or any Additional Collateral where the amount of the claim (when aggregated with the amount of all other claims with respect to the Equipment or any Additional Collateral during the then current calendar year) does not exceed $250,000, Lessee may make adjustments with insurers and receive directly the proceeds of such claims. With respect to claims for damage to any unit of Equipment or any Additional Collateral where the amount of the claim (when aggregated with the amount of all other claims with respect to the Equipment or any Additional Collateral during the then current calendar year) exceeds $250,000, Lessor may make adjustments with insurers and receive directly the proceeds of such claims unless Lessor expressly consents in writing to the adjustment of such claim by Lessee. Subject to the second preceding sentence, Lessor may, at its option, apply proceeds of insurance, in whole or in part, to (x) repair or replace Equipment, Additional Collateral or any portion thereof, or (y) after the occurrence of a Default or event which, with the giving of notice, or the lapse of time, or both, would become a Default hereunder, satisfy any obligation of Lessee to Lessor hereunder. Lessee also agrees, at its own expense, to keep all of the Additional Collateral insured in accordance with Lessee’s customary practices.

7. LOSS OR DAMAGE:

(a) Lessee hereby assumes and shall bear the entire risk of any loss, theft, damage to, or destruction of, any unit of Equipment from any cause whatsoever at all times during the Term.

(b) Lessee shall promptly and fully notify Lessor in writing if any unit of Equipment shall be or become worn out, lost, stolen, destroyed, irreparably damaged in the reasonable determination of Lessee, or permanently rendered unfit for use from any cause whatsoever (such occurrences being hereinafter called “Casualty Occurrences”); provided that such notice to Lessor shall not be required if the aggregate Capitalized Lessor’s Cost of all units of Equipment then having suffered a Casualty Occurrence during the then current calendar year does not exceed $250,000. In all events, regardless of whether a notice is required pursuant to the immediately preceding sentence, on the Rent Payment Date next succeeding a Casualty Occurrence (the “Payment Date”), Lessee shall either (as selected by Lessee):

(1) replace the unit of Equipment (other than any unit of Equipment comprised of software) having suffered the Casualty Occurrence with equipment of comparable make and model, and otherwise in accordance with the provisions of Section 4(f) hereof; or

(2) pay Lessor (in the manner provided in Section 2(b)) the sum of (x) that portion of the Lease Balance allocated to such unit by mutual agreement of Lessor and Lessee (the Lease Balance to be calculated in accordance with Annex E to the Schedule as of the Rent Payment Date immediately preceding such Casualty Occurrence (“Calculation Date”)); (y) all Rents and other amounts which are due hereunder as of the Payment Date; and (z) all Related Costs. Upon payment of all sums due hereunder, the Term as to such Equipment shall terminate and (except in the case of the loss, theft or complete destruction of such unit) Lessee shall be entitled to recover possession of such Equipment. Notwithstanding the foregoing, if Lessor and Lessee are unable mutually to agree on the allocated portion of the Lease Balance, then Lessee shall be required to comply with the provisions of Section 7(b)(1) hereof.

8. REPORTS:

(a) Lessee will notify Lessor in writing, within ten (10) days after any tax or other Lien (other than a Permitted Lien) shall attach to any Equipment or any of the Additional Collateral, of the full particulars thereof and of the location of such Equipment or any of the Additional Collateral on the date of such notification.

(b) Lessee will cause to be delivered to Lessor, (i) within ninety (90) days of the close of each fiscal year of Lessee and (ii) within sixty (60) days of the close of each of the first three (3) fiscal quarters of Lessee in each fiscal year of Lessee, Lessee’s financial statements completed in accordance with the NAIC Annual Statement instructions and Accounting Practices and Procedures manual, certified by the Chief Financial Officer of Lessee.

(c) Lessee will promptly and fully report to Lessor in writing if any Equipment or any of the Additional Collateral is lost or damaged (where the estimated repair costs (when aggregated with the repair costs of all other Equipment or any of the Additional Collateral incurred during the then current calendar year) would exceed $250,000), or is otherwise involved in an accident causing personal injury or property damage, excepting only personal injury to the extent governed by, and compensated in accordance with, applicable workers’ compensation statutes.

(d) Concurrently with delivery of the annual financial statements referenced in Section 8(b) hereof, or upon request by Lessor, Lessee will furnish a certificate of an authorized officer of Lessee stating that he has reviewed the activities of Lessee and that, to the best of his knowledge, there exists no Default or event which, with the giving of notice or the lapse of time (or both), would become such a Default. Promptly (but in no event more than three (3) Business Days) after the occurrence of any Default or event which, with the giving of notice or the lapse of time (or both), would become such a Default, Lessee shall provide written notice thereof to Lessor.

(e) Lessee will provide to Lessor evidence of insurance required by the terms hereof, promptly upon request by Lessor.

(f) Lessee will provide to Lessor copies of all information, documents and records regarding or in respect to the Equipment and any Additional Collateral and its use, maintenance and/or condition, and a list of all Equipment Locations, within ten (10) days of Lessor’s request therefor.

9. END OF LEASE OPTIONS:

Upon the expiration of the Term of each Schedule, Lessee shall cause a third party sale or return of, or purchase of, or renew or extend the Term with respect to, all (but not less than all) of the Equipment leased under all Schedules executed hereunder upon the following terms and conditions. Lessee may exercise the options pursuant to this Section 9 only if no Default or event which, with the giving of notice, or the lapse of time, or both, would constitute a Default, exists at any time during the period from the date of giving notice of the exercise of such option through and including the date the exercise of such option is effectuated.

(a) Purchase. If Lessee shall not have exercised its extension option, or its renewal option, or its option to return the Equipment pursuant to this Section, Lessee shall have the option, upon the expiration of the Term of each Schedule, to purchase all (but not less than all) of the Equipment described on all Schedules executed hereunder upon the following terms and conditions: If Lessee desires to exercise this option with respect to the Equipment, Lessee shall pay to Lessor on the last day of the Term with respect to the applicable Schedule, in addition to the scheduled Rent (if any) then due on such date and all other sums then due hereunder, in cash the purchase price for the Equipment so purchased, determined as hereinafter provided. The purchase price of the Equipment shall be an amount equal to the Lease Balance of such Equipment (as specified on the Schedule), plus all sales or transfer taxes and charges upon sale (if any), plus all Related Costs, and all other reasonable and documented expenses incurred by Lessor or any other Affected Party in connection with such sale, including, without limitation, any such expenses incurred based on a notice from Lessee to Lessor that Lessee intended to return the Equipment. Upon satisfaction of the conditions specified in this Paragraph, Lessor will transfer, on an AS IS BASIS, all of Lessor’s interest in and to the Equipment and shall release its interest in and to the Additional Collateral. Lessor shall not be required to make and may specifically disclaim any representation or warranty as to the condition of such Equipment and other matters (except that Lessor shall warrant that it has conveyed whatever interest it received in the Equipment from Lessee, free and clear of any Lessor’s Lien). At Lessee’s expense, Lessor shall deliver to Lessee such Uniform Commercial Code Financing Statement Amendment Terminations as reasonably may be required in order to terminate any interest of Lessor in and to the Equipment and the Additional Collateral.

(b) Return.

(1) Unless Lessee shall have exercised its extension option, or its renewal option, or its purchase option pursuant to this Section 9, upon the expiration of the Term of each Schedule, as to all (but not less than all) of the Equipment described on all Schedules executed hereunder, Lessee shall: (i) pay to Lessor the Contingent Rent; and (ii) cause the Equipment to satisfy the return conditions specified in Annex D attached to the Schedules. Lessee shall actively seek bids for the sale of the Equipment to an independent third party, and Lessor and Lessee will cause the Equipment to be sold to one or more independent third parties upon the expiration of the Term with respect to each individual Schedule (such sale to be consummated on the date of expiration of the Term with respect to such individual Schedule). The proposed sale of the Equipment shall be subject to the prior written approval of Lessor if the anticipated Net Sales Proceeds to be received as a result of such sale is less than the Lease Balance with respect to such Equipment.

(2) If all of the Equipment has been sold to an independent third party or parties upon the expiration of the Term of the Schedule with respect thereto, the gross sales proceeds shall be paid to Lessor. If the net sales proceeds resulting from the sale of the Equipment pursuant to this Section 9(b) (after application of the gross sales proceeds to reimburse Lessor and the other Affected Parties for all reasonable costs, expenses and fees, including storage, reasonable and necessary maintenance and other remarketing fees incurred by Lessor or any other Affected Party in connection with such sale, and any sales or transfer taxes and charges upon sale) (the “Net Sales Proceeds”): (i) is less than the Lease Balance (determined as of the expiration of the Term of the Schedule with respect thereto) with respect to such Equipment, then Lessee shall pay to Lessor (in the manner provided in Section 2(b)) on the last day of the Term with respect to the applicable Schedule the amount of such deficiency (provided, however, that in no event shall the aggregate amount so required to be paid by Lessee for all Schedules exceed the aggregate of the Maximum Lessee Risk Amounts for all Schedules) plus the scheduled Rent (if any) then due on such date and all other sums then due hereunder (including all Related Costs); or (ii) is more than the Lease Balance (determined as of the expiration of the Term of the Schedule with respect thereto) plus all sales or transfer taxes and charges upon sale, plus all Related Costs, and all other reasonable and documented expenses incurred by Lessor or any other Affected Party in connection with such sale, including, without limitation, any such expenses incurred based on a notice from Lessee to Lessor that Lessee intended to return the Equipment, plus Rent (if any) then due, then Lessor shall pay to Lessee such excess.

(3) If all of the Equipment has not been sold to an independent third party or parties upon the expiration of the Term of the Schedule with respect thereto, Lessee shall return the Equipment to Lessor in accordance with the provisions of Annex D attached to the applicable Schedule and Lessee shall pay to Lessor (in the manner provided in Section 2(b)) on the last day of the Term with respect to each individual Schedule the Lease Balance (determined as of the expiration of the Term of the Schedule with respect thereto) with respect to the Equipment, plus Rent (if any) then due. Lessor shall then attempt to sell the Equipment to an independent third party or parties and the gross sales proceeds with respect to such Equipment shall be paid to Lessor (in the manner provided in Section 2(b)). That portion of the Net Sales Proceeds received by Lessor which is in excess of the amount of all Related Costs, and all other reasonable and documented expenses incurred by Lessor or any other Affected Party in connection with such sale, including, without limitation, any such expenses incurred based on a notice from Lessee to Lessor that Lessee intended to return the Equipment (the “Excess Amount”), shall be paid by Lessor to Lessee. If the amount of the Lease Balance paid by Lessee pursuant to this Section 9(b)(3), minus the Excess Amount, exceeds the Maximum Lessee Risk Amounts for all Schedules, Lessor shall additionally pay to Lessee that portion of the amount of such excess over the Maximum Lessee Risk Amounts for all Schedules as does not exceed the Maximum Lessor Risk Amounts for all Schedules.

(4) Upon sale of the Equipment in accordance with this Section 9(b) and receipt by Lessor of the gross sales proceeds with respect thereto, Lessor will transfer, on an AS IS BASIS, all of Lessor’s interest in and to such Equipment and shall release its interest in and to the Additional Collateral. Lessor shall not be required to make and may specifically disclaim any representation or warranty as to the condition of such Equipment and other matters (except that Lessor shall warrant that it has conveyed whatever interest it received in such Equipment from Lessee, free and clear of any Lessor’s Lien). At Lessee’s expense, Lessor shall deliver to Lessee such Uniform Commercial Code Financing Statement Amendment Terminations as reasonably may be required in order to terminate any interest of Lessor in and to the Equipment and the Additional Collateral.

(c) Extension. If Lessee shall have exercised its option to renew this Agreement with respect to all available Renewal Terms, and Lessee shall not have exercised its option to return the Equipment or its purchase option pursuant to this Section, Lessee shall have the option, upon the expiration of all available Renewal Terms, to extend this Agreement with respect to all, but not less than all, of the Equipment for an additional term of twelve (12) months (the “Extension Term”) at a quarterly rental to be paid in arrears on each of the four (4) Rent Payment Dates following the last day of the final Renewal Term, and calculated as the sum of (i) that amount as is equal to the Lease Balance as of the expiration of the final Renewal Term, divided by four (4), plus (ii) interest on the Lease Balance outstanding from time to time during the Extension Term at the Extension Term Rate, in four (4) equal quarterly installments. Rent during the Extension Term shall be paid to Lessor in the manner set forth in Section 2(b) hereof. At the end of the Extension Term, provided that Lessee is not then in Default under this Agreement, Lessee shall purchase all, and not less than all, of such Equipment for $1.00 cash, together with all Rent and other sums then due on such date, plus all taxes and charges upon transfer (if any) and all other reasonable and documented expenses incurred by Lessor in connection with such transfer. Upon satisfaction of the conditions specified in this Paragraph, Lessor will transfer on an AS IS BASIS, all of Lessor’s interest in and to the Equipment and shall release its interest in and to the Additional Collateral. Lessor shall not be required to make and may specifically disclaim any representation or warranty as to the condition of the Equipment and any other matters (except that Lessor shall warrant that it has conveyed whatever interest it received from Lessee in the Equipment free and clear of any Lessor’s Lien). At Lessee’s expense, Lessor shall execute and deliver to Lessee such Uniform Commercial Code Financing Statement Amendment Terminations as reasonably may be required in order to terminate any interest of Lessor in and to the Equipment and the Additional Collateral.

(d) Renewal. Lessee shall have the option, upon the expiration of the Basic Term, and/or upon the expiration of the first Renewal Term, to renew this Agreement for a Renewal Term with respect to all, but not less than all, of the Equipment leased under all Schedules executed hereunder at the Basic Term Rent.

(e) Notice of Election. Lessee shall give Lessor written notice of its election of the options specified in this Section not less than three hundred sixty-five (365) days before the expiration of the Basic Term or any exercised Renewal Term of the first Schedule to be executed under this Agreement. Such election shall be effective with respect to all Equipment described on all Schedules executed hereunder. If Lessee fails timely to provide such notice, without further action Lessee automatically shall be deemed to have elected (1) to renew the Term of this Agreement pursuant to Paragraph (d) of this Section if a Renewal Term is then available hereunder, or (2) to purchase the Equipment pursuant to Paragraph (a) of this Section if a Renewal Term is not then available hereunder.

10. DEFAULT; REMEDIES:

(a) Lessor may in writing declare this Agreement in default (“Default”) if, as of the date of such written declaration, any of the following has occurred and is continuing: (1) Lessee breaches its obligation to pay Rent or any other sum as and when due, and such failure has not been cured within one (1) Business Day after the receipt by Lessee of written notice from Lessor with respect to such failure (provided, however, that if Lessee fails to pay Rent or any other sum on or before the date due and payable hereunder and, during the twelve month period preceding such date, Lessor has delivered to Lessee two (2) or more written notices with respect to Lessee’s failure to pay Rent or any other sum as and when due hereunder, Lessor shall have no obligation to deliver such written notice to Lessee, and Lessor may in writing declare a Default under this Agreement; (2) Lessee breaches any of its insurance obligations under Section 6 hereof; (3) Lessee shall or shall attempt to (except as expressly permitted by the provisions of this Agreement) remove, sell, transfer, encumber (except to the extent of a Permitted

Lien), part with possession of or assign, any Equipment, any Additional Collateral, or any part thereof, or use any Equipment or any Additional Collateral for an illegal purpose or permit the same to occur; (4) Lessee breaches any of its other obligations hereunder and fails to cure that breach within thirty (30) days after written notice thereof; (5) any representation or warranty made by Lessee in connection with this Agreement shall be false or misleading in any material respect; (6) Lessee becomes insolvent or ceases to do business as a going concern; (7) Lessee shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now or hereafter in effect) or an answer admitting the material allegations of a petition filed against Lessee in any such proceeding, or Lessee shall, by voluntary petition, answer or consent, seek relief under the provisions of any other now existing or future bankruptcy or other similar law (other than a law which does not provide for or permit the readjustment or alteration of Lessee’s obligations hereunder) providing for the reorganization or liquidation of corporations, or providing for an agreement, composition, extension or adjustment with its creditors; (8) a petition is filed against Lessee in a proceeding under applicable bankruptcy laws or other insolvency laws (other than any law which does not provide for or permit any readjustment or alteration of Lessee’s obligations hereunder), as now or hereafter in effect, and is not withdrawn or dismissed within thirty (30) days thereafter, or if, under the provisions of any law (other than any law which does not provide for or permit any readjustment or alteration of Lessee’s obligations hereunder) providing for reorganization or liquidation of corporations which may apply to Lessee, any court of competent jurisdiction shall assume jurisdiction, custody or control of Lessee of any substantial part of its property and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of thirty (30) days; (9) Lessee shall have terminated its corporate existence, consolidated with, merged into, or conveyed or leased substantially all of its assets as an entirety to any Person (such actions being referred to as an “Event”), unless not less than sixty (60) days prior to such Event: (x) such Person is organized and existing under the laws of the United States or any state, and executes and delivers to Lessor an agreement containing an effective assumption by such Person of the due and punctual performance of this Agreement; and (y) Lessor confirms in writing that it is reasonably satisfied as to the creditworthiness of such Person; (10) Lessee shall be in default under any agreement between Lessor and Lessee; (11) Lessee shall be in default under any material obligation (that is, for an amount in excess of $250,000) for the payment of borrowed money, for the deferred purchase price of property or any lease agreement; (12) there occurs a default or anticipatory repudiation under the Guaranty; or (13) effective control of Lessee’s voting capital stock, issued and outstanding from time to time, is not retained by Guarantor (unless Lessee shall have provided thirty (30) days’ prior written notice to Lessor of the proposed disposition of stock and Lessor shall have consented thereto in writing). Such declaration shall apply to all Schedules except as specifically excepted by Lessor.

(b) After Default, whether arising before or after the exercise of options pursuant to Section 9 hereof, Lessee shall, without further demand, forthwith pay to Lessor (i) as liquidated damages for loss of a bargain and not as a penalty, the Lease Balance of all of the Equipment (calculated in accordance with Annex D attached to the Schedules as of the Rent Payment Date next preceding the declaration of default), and (ii) all Rents and other sums then due hereunder, plus all Related Costs. If Lessee fails to pay the amounts specified in the preceding sentence, then, at the request of Lessor, Lessee shall return the Equipment to Lessor in accordance with the provisions of Annex D to the Schedules; and, in such event, Lessee hereby authorizes Lessor to enter, with or without legal process, any premises where any Equipment or any Additional Collateral is located and take possession thereof. Lessor may, but shall not be required to, sell the Equipment or any Additional Collateral at private or public sale, in bulk or in parcels, with or without notice, and without having the Equipment or any Additional Collateral present at the place of sale; or Lessor may, but shall not be required to, lease, otherwise dispose of or keep idle all or part of the Equipment or any Additional Collateral; and Lessor may use Lessee’s premises for any or all of the foregoing without liability for rent, costs, damages or otherwise. The proceeds of sale, lease or other disposition, if any, shall be applied in the following order of priorities: (1) to pay all of Lessor’s costs, charges and expenses incurred in taking, removing, holding, repairing and selling, leasing or otherwise disposing of the Equipment and any Additional Collateral; then, (2) to the extent not previously paid by Lessee, to pay Lessor and each other Affected Party all sums due from Lessee hereunder for payment; then, (3) to reimburse to Lessee any sums previously paid by Lessee as liquidated damages; and (4) any surplus shall be paid to Lessee. Lessee shall pay any deficiency in clauses (1) and (2) forthwith.

(c) After declaration by Lessor of a Default hereunder, in addition to the foregoing rights, Lessor may (1) terminate the lease as to any or all of the Equipment, and/or (2) exercise any and all rights and remedies available to it under the UCC or other Applicable Law with respect to the Additional Collateral, and/or (3) exercise its rights and remedies under the Guaranty, and/or (4) by written notice to Lessee, require Lessee to terminate use in any manner of any portion of the Equipment comprised of software not later than ten (10) Business Days after such notice unless, within such period, Lessee pays to Lessor in full all amounts payable pursuant to Section 10(b) hereof, together with Lessor’s reasonable attorneys’ fees actually incurred by Lessor and any other Affected Party in enforcing the provisions of this Agreement and the other Documents. Upon payment of such amounts by Lessee to Lessor, Lessor will transfer to Lessee, on an AS IS BASIS, all of Lessor’s interest in and to the Equipment and the Additional Collateral. Lessor shall not be required to make and may specifically disclaim any representation or warranty as to the condition of the Equipment and the Additional Collateral and other matters (except that Lessor shall warrant that it has conveyed whatever interest it received in the Equipment and Additional Collateral from Lessee, free and clear of any Lessor’s Lien). At Lessee’s expense, Lessor shall deliver to Lessee such Uniform Commercial Code Financing Statement Amendment Terminations as reasonably may be required in order to terminate any interest of Lessor in and to the Equipment and Additional Collateral. If Lessor exercises its rights and remedies with respect to the Additional Collateral, the proceeds received therefrom shall be applied as specified in Paragraph (b) of this Section.

(d) The foregoing remedies are cumulative, and any or all thereof may be exercised in lieu of or in addition to each other or any remedies at law, in equity, or under statute. Lessee waives notice of sale or other disposition (and the time and place thereof), and the manner and place of any advertising. Lessee shall pay reasonable attorney’s fees actually incurred by Lessor and any other Affected Party, in enforcing the provisions of this Agreement and the other Documents. Waiver of any default shall not be a waiver of any other or subsequent default.

11. ASSIGNMENT:

(a) LESSEE SHALL NOT ASSIGN, MORTGAGE, SUBLET OR HYPOTHECATE ANY EQUIPMENT, ANY ADDITIONAL COLLATERAL OR THE INTEREST OF LESSEE HEREUNDER WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR. Notwithstanding the foregoing, Lessee may sublease the Equipment to any Affiliate of Lessee, on the following terms and conditions: (1) such sublease shall be evidenced by an Equipment Sublease Agreement in substantially the form attached hereto as Exhibit No. 2 (collectively, the “Sublease”), which Sublease shall be executed and delivered to Lessor within thirty (30) days after the later of (A) the Basic Term Commencement Date with respect to the applicable Equipment, or (B) the date on which such Equipment is subleased to an Affiliate of Lessee; (2) the term of the Sublease shall not extend beyond the Term of this Agreement; and (3) the Sublease shall be expressly subject and subordinate to Lessor’s interest in and to the Equipment and any Additional Collateral and to this Agreement.

(b) Lessor may, without the consent of Lessee, assign or otherwise transfer to any Person all or any part of its right, title and interest in and to this Agreement, the Rents, the Equipment or any Schedule, or the right to enter into any Schedule; provided, however, that no such assignee shall be a direct competitor of Lessee. Lessee agrees that it will pay all Rent and other amounts payable under each Schedule to the Lessor named therein; provided, however, if Lessee receives written notice of an assignment from Lessor, Lessee will pay all Rent and other amounts payable under any assigned Schedule to such assignee or as instructed by Lessor or by such assignee. Lessee further agrees to confirm in writing receipt of a notice of assignment as reasonably may be requested by assignee. Lessee hereby waives and agrees not to assert against any such assignee any defense, set-off, recoupment claim or counterclaim which Lessee has or may at any time have against Lessor or any other Person for any reason whatsoever. Lessor may also pledge, mortgage or grant a security interest in this Agreement, any Schedule, the Equipment and/or the Rents, and assign this Agreement, any Schedule, the Equipment and/or the Rents, as collateral. Each such pledgee, mortgagee, lienholder or assignee shall have any and all rights as may be assigned by Lessor to such party but none of the obligations of Lessor hereunder. Upon the written request of Lessor or any other Affected Party, Lessee agrees to confirm in writing receipt of notice of assignment and to acknowledge its obligations to any purchaser, transferee, pledgee, mortgagee, lienholder or assignee of Lessor or any other Affected Party; and fully shall cooperate with Lessor and any other Affected Party to minimize or avoid the imposition of any adverse tax consequence in connection with any such conveyance, transfer, pledge, mortgage, grant of security interest or assignment. No such assignment shall increase the obligations of Lessee over those in effect if no such assignment had been made.

(c) Lessee acknowledges that it has been advised that General Electric Capital Corporation is acting hereunder for itself and as agent for certain third parties (each being herein referred to as a “Participant” and, collectively, as the “Participants”); that the interest of the Lessor in this Agreement, the Schedules, related instruments and documents and/or the Equipment may be conveyed to, in whole or in part, and may be used as security for financing obtained from, one or more third parties without the consent of Lessee (the “Syndication”). Lessee agrees, and shall cause Guarantor, to cooperate reasonably with Lessor in connection with the Syndication, including the execution and delivery of such other documents, instruments, notices, opinions, certificates and acknowledgments as reasonably may be required by Lessor or such Participant; provided, however in no event shall Lessee be required to consent to any change that would adversely affect any of the economic terms or tax or accounting treatment of the transactions contemplated herein.

(d) With respect to any consent to be provided by or rights of inspection available to Lessor hereunder, any determination to be made by Lessor hereunder, any notice to be provided to Lessor hereunder, or request to be made by Lessor hereunder or any other action to be taken by Lessor hereunder, following any assignment by Lessor of all or any portion of its rights hereunder and notice thereof to Lessee, such consent shall be provided by the Person specified in such notice by Lessor to Lessee, such right of inspection may be exercised by Lessor and/or the Person specified in such notice by Lessor to Lessee, such determination shall be made by the Person specified in such notice by Lessor to Lessee, such notice shall be provided to Lessor and the Person specified in such notice to Lessee, and such request shall be made by Lessor and/or the Person specified in such notice to Lessee. Following any assignment by Lessor of all or any portion of its rights hereunder and written notice thereof to Lessee, all amounts payable to Lessor hereunder shall be paid as and to the Person specified in such notice and any action permitted to be taken by Lessor pursuant to Sections 10(b) or (c) hereof may be taken by Lessor only at the direction of the Person specified in such notice.

(e) If at any time prior to the termination of this Agreement there is more than one Participant, then during such time, if any action is required to be taken by Lessor or the Participants, such action shall be taken by Lessor acting at the direction of the Participants holding the majority in interest of the outstanding obligations (except with regard to certain matters relating to the amount and timing of payments and the release of the Equipment and the Additional Collateral) and whenever any direction, authorization, approval, consent, instruction or other action is permitted to be given or taken by Lessor shall be given or taken upon the required direction of the Participants holding the majority in interest of the outstanding obligations (except with regard to certain matters relating to the amount and timing of payments and the release of the Equipment and the Additional Collateral).

(f) The obligations of the Participants hereunder and under the Documents are several and not joint, and no Participant shall be liable or responsible for the acts or defaults of any other Participant. No Participant shall have any contractual obligation or duty to any other Participant with respect to the transactions contemplated hereby except as expressly set forth herein or in any Program Support Document. The foregoing shall not limit the right of Lessee or any Participant to name Lessor as a party in any action to enforce its rights under this Agreement.

(g) Subject always to the foregoing, this Agreement inures to the benefit of, and is binding upon, the successors and assigns of the parties hereto.

12. INDEMNIFICATION:

(a) Without limiting any other rights that Lessor, each other Affected Party, or any director, officer, employee or agent or incorporator of such party (each an “Indemnified Party”) may have hereunder or under Applicable Law, Lessee hereby agrees to indemnify each Indemnified Party from and against any and all claims, losses, liabilities, obligations, damages, penalties, actions, judgments, proceedings, suits, in contract or tort, and including, but not limited to, any Indemnified Party’s strict liability in tort (“Claims”), and related costs and expenses of any nature whatsoever, including reasonable attorneys’ fees and disbursements and other costs of investigation or defense, including those incurred upon any appeal (all of the foregoing being collectively referred to as “Indemnified Amounts”), which may be imposed on, incurred by or asserted against an Indemnified Party in any way arising out of or relating to (i) the selection, manufacture, purchase, acceptance or rejection of the Equipment and/or the Additional Collateral, the ownership of the Equipment and/or the Additional Collateral, and the delivery, lease, possession, maintenance, use, condition, return or operation of the Equipment and/or the Additional Collateral (including, without limitation, latent and other defects, whether or not discoverable by any Indemnified Party or Lessee, and any claim for patent, trademark or copyright infringement or environmental damage), or (ii) the condition of the Equipment and/or the Additional Collateral sold or disposed of after use by Lessee or employees of Lessee, or (iii) any Environmental Claim or Environmental Loss and, unless Lessee is then contesting in good faith such Environmental Claim or Environmental Loss, Lessee shall fully and promptly pay, perform and discharge any such Environmental Claim or Environmental Loss, or (iv) any breach of Lessee’s obligations under this Agreement or any Document, or (v) the financing or the purchase and lease hereunder, or (vi) this transaction, or (vii) any actions brought against any Indemnified Party that arise out of Lessee’s actions (or actions of Lessee’s agents); excluding, however, Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of such Indemnified Party. Without limiting or being limited by the foregoing, Lessee shall pay on demand (which demand shall be accompanied by an itemization of such demanded amount, and such demanded amount shall not include indirect or consequential damages, it being understood and agreed that damages directly incurred by any Participant shall not constitute, or be deemed to be, such indirect or consequential damages) to each Indemnified Party any and all amounts necessary to indemnify such Indemnified Party from and against any and all Indemnified Amounts relating to or resulting from:

(A) reliance on any representation or warranty made or deemed made by Lessee (or any of its officers) under or in connection with this Agreement, any Document or any report or other information delivered by Lessee pursuant hereto which shall have been incorrect in any material respect when made or deemed made or delivered, excepting only reliance on any such representation or warranty or any such report or other information that, to the actual knowledge of General Electric Capital Corporation on and prior to the date of this Agreement, is incorrect in any material respect (for the purposes hereof, the term “to the actual knowledge of General Electric Capital Corporation” shall mean the actual knowledge, on and prior to the date of this Agreement, of General Electric Capital Corporation’s Senior Underwriter assigned to this transaction based on documents, records and other written information actually in the possession of such Senior Underwriter on or prior to the date of this Agreement);

(B) the failure by Lessee to comply with any term, provision or covenant contained in this Agreement, any Document or any other agreement executed by it in connection with this Agreement or with any Applicable Law, rule or regulation with respect to any Equipment or any Additional Collateral, or the nonconformity of any Equipment or any Additional Collateral with any such Applicable Law; or

(C) the failure to vest and maintain vested in Lessee legal and equitable title to and ownership of the Equipment, free and clear of any Liens (other than any Lessor’s Lien) whether existing at the time of the purchase of such Equipment or at any time thereafter, and to maintain or transfer to Lessor a first priority, perfected security interest in the Equipment and in the Additional Collateral.

(b) Lessee shall, upon request, defend any actions based on, or arising out of, any of the foregoing.

(c) In case any action, suit or proceeding shall be brought against any Indemnified Party for which indemnification is sought under this Section 12, such Indemnified Party shall notify Lessee of the commencement thereof, and Lessee shall be entitled, at its expense, to participate in, and, to the extent that Lessee desires to, assume and control the defense thereof; provided, however, that (i) the failure of any Indemnified Party to give such notice shall not release Lessee from any of its obligations under this Section 12, except to the extent that Lessee is harmed directly and proximately as the result of such failure to give notice of any action, suit or proceeding against such Indemnified Party, (ii) Lessee shall keep such Indemnified Party fully apprised of the status of such action, suit or proceeding and shall provide such Indemnified Party with all information with respect to such action, suit or proceeding as such Indemnified Party shall reasonably request, and (iii) Lessee shall not be entitled to assume and control the defense of any such action, suit or proceeding if and to the extent that, (A) in the reasonable opinion of counsel for such Indemnified Party, (x) such action, suit or proceeding involves any risk of imposition of criminal liability or will involve a risk of sale, forfeiture or loss of, or the creation of any Lien (other than a Permitted Lien) on any Equipment or any Additional Collateral unless, in the case of civil liability, Lessee shall have posted a bond or other security satisfactory to the relevant Indemnified Party in respect to such risk, or (y) the control of such action, suit or proceeding would involve an actual or potential conflict of interest, (B) such proceeding involves Claims not fully indemnified by Lessee which Lessee and the Indemnified Party have been unable to sever from the indemnified Claim(s), or (C) a Default has occurred and is continuing. The Indemnified Party may participate in a reasonable manner at its own expense and with its own counsel in any proceeding conducted by Lessee in accordance with the foregoing. Lessee shall not enter into any settlement or other compromise with respect to any Claim which is entitled to be indemnified under clause (a) without the prior written consent of the applicable Indemnified Party, which consent shall not be unreasonably withheld in the case of a money settlement not involving an admission of liability of such Indemnified Party.

Each Indemnified Party shall at the expense of Lessee supply Lessee with such information and documents reasonably requested by Lessee as are necessary or advisable for Lessee to participate in or assume the defense of any action, suit or proceeding to the extent permitted by this Section 12. Unless a Default shall have occurred, no Indemnified Party shall enter into any settlement or other compromise with respect to any Claim which is entitled to be indemnified under this Section 12, without the prior written consent of Lessee, which consent shall not unreasonably be withheld, unless such Indemnified Party waives its right to be indemnified under this Section 12 with respect to such Claim.

Upon payment in full of any Claim by Lessee pursuant to this Section 12, to or on behalf of an Indemnified Party, Lessee, without further action, shall be subrogated to any and all claims that such Indemnified Party may have relating thereto (other than claims in respect of insurance policies maintained by such Indemnified Party at its own expense), and such Indemnified Party shall, upon the request of Lessee and at the sole cost and expense of Lessee, execute such instruments of assignment and conveyance, evidence of claims and payment and such other documents, instruments and agreements as may be necessary to preserve any such claims and otherwise cooperate with Lessee and give such further assurances as are necessary or advisable to enable Lessee vigorously to pursue such claims.

Any Indemnified Amount payable to an Indemnified Party pursuant to this Section 12 shall be paid to such Indemnified Party promptly (and in any event within five (5) Business Days) upon receipt of a written demand therefor from such Indemnified Party, accompanied by a written statement describing in reasonable detail the basis for such indemnity and the computation of the amount so payable.

(d) All of the Indemnified Parties’ rights, privileges and indemnities contained in this Section shall survive the expiration or other termination of this Agreement and the rights, privileges and indemnities contained herein are expressly made for the benefit of, and shall be enforceable by the Indemnified Parties and their successors and assigns.

13. OWNERSHIP FOR TAX PURPOSES; GRANT OF SECURITY INTEREST; USURY SAVINGS:

(a) For income tax purposes, franchise tax, sales tax, use tax, and ad valorem tax purposes, Lessor will treat Lessee as the owner of the Equipment. Accordingly, unless prohibited by Applicable Law, Lessor agrees (i) to treat Lessee as the owner of the Equipment on its federal and state income tax returns, (ii) not to take actions or positions inconsistent with such treatment on or with respect to its federal and state income tax returns, and not claim any tax benefits available to an owner of the Equipment on or with respect to its federal income tax return. The foregoing undertakings by Lessor shall not be violated by Lessor’s taking a tax position through inadvertence so long as such inadvertent tax position is reversed by Lessor promptly upon its discovery. Lessor shall in no event be liable to Lessee if Lessee fails to secure any of the tax benefits available to the owner of the Equipment.

(b) In order to secure the prompt payment of the Rent and all of the other amounts from time to time outstanding under and with respect to the Schedules, and the performance and observance by Lessee of all the agreements, covenants and provisions thereof (including, without limitation, all of the agreements, covenants and provisions of this Agreement that are incorporated therein):

(1) Lessee hereby grants to Lessor a first priority security interest in: (A) the Equipment leased under the Schedules, (B) all equipment (as such term is defined in the UCC) in which Lessee shall from time to time acquire an ownership interest, now or hereafter located at any Equipment Location; together with all additions, attachments, accessions and accessories thereto whether or not furnished by the supplier of the Equipment or the Additional Collateral and any and all substitutions, replacements or exchanges therefor, together with all warranties with respect thereto, manuals and other books and records relating thereto, in each such case in which Lessee shall from time to time acquire an ownership interest, and (C) the Sublease now or hereafter in effect, including (i) all rights of Lessee to receive monies due and to become due under or pursuant to the Sublease, (ii) all rights of Lessee to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Sublease, (iii) claims of Lessee for damages arising out of or for breach of or default under the Sublease, and (iv) the right of Lessee to amend, waive or terminate the Sublease, to perform under the Sublease and to compel performance and otherwise exercise all remedies and rights under the Sublease; and any and all insurance and/or other proceeds (but without power of sale) of the property in and against which a security interest is granted hereunder.

(2) Lessee shall cause each of its Affiliates which owns equipment (as such term is defined in the UCC) located at the corporate headquarters of Guarantor and/or of Lessee, or at any Equipment Location to grant to Lessor a first priority security interest in such equipment (as such term is defined in the UCC) now or hereafter located at the corporate headquarters of Guarantor and/or of Lessee, or at an Equipment Location, together with all additions, attachments, accessions and accessories thereto whether or not furnished by the supplier of such equipment and any and all substitutions, replacements or exchanges therefor, together with all warranties with respect thereto, manuals and other books and records relating thereto, in each such case in which such Affiliate shall from time to time acquire an ownership interest, and any and all insurance and/or other proceeds (but without power of sale by Lessee except in compliance with the terms of this Agreement) of the property in and against which a security interest is granted hereunder. Lessee acknowledges that such Affiliates will enjoy a substantial economic benefit by virtue of the leasing of the Equipment by Lessor to Lessee pursuant to this Agreement, by virtue of the permitted use of such Equipment by such Affiliate hereunder. The collateral described in Clauses (B) and (C) of Section 13(b)(1) hereof and the collateral described in this Section 13(b)(2) is hereinafter collectively referred to as the “Additional Collateral”.

(c) It is the intention of the parties hereto to comply with any applicable usury laws to the extent that any Schedule is determined to be subject to such laws; accordingly, it is agreed that, anything in this Agreement or any of the Documents to the contrary notwithstanding, if at any time the rate of interest payable by any Person under this Agreement or any of the Documents exceeds the highest rate of interest permissible under any Applicable Law (the “Maximum Lawful Rate”), then, so long as the Maximum Lawful Rate would be exceeded, the rate of interest under this Agreement or such Document shall be equal to the Maximum Lawful Rate. If at any time thereafter the rate of interest payable under this Agreement or such Document is less than the Maximum Lawful Rate, such Person shall continue to pay interest under this Agreement and such Document at the Maximum Lawful Rate until such time as the total interest received from such Person is equal to the total interest that would have been received had the Applicable Law not limited the interest rate payable under this Agreement or such Document. In no event shall the total interest received by Lessor under this Agreement or any of the Documents exceed the amount which Lessor and each other Affected Party could lawfully have received, had the interest due under this Agreement or such Documents been calculated since the date hereof at the Maximum Lawful Rate.

14. REPRESENTATIONS, WARRANTIES AND COVENANTS OF LESSEE:

Lessee hereby represents, warrants and covenants to Lessor that on the date hereof and on the date of execution of each Schedule:

(a) Lessee is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation (specified in the first sentence of this Agreement); and is duly qualified to transact business as a foreign corporation in good standing wherever necessary to carry on its present business and operations, including the jurisdictions where the Equipment is or is to be located, except where the failure to be so qualified or to be in good standing would not have a Material Adverse Effect.

(b) This Agreement, the Schedules, the Bill of Sale, the Sublease and all related documents (collectively, the “Documents”) have been duly authorized, executed and delivered by Lessee and constitute valid, legal and binding agreements, enforceable in accordance with their terms, except to the extent that the enforcement of remedies therein provided may be limited under applicable bankruptcy and insolvency laws, public policy and equitable principles.

(c) No approval, consent or withholding of objections is required from any Governmental Authority with respect to the entry into or performance by Lessee of the Documents except such as have already been obtained.

(d) Lessee has adequate power and authority to enter into, and perform under, the Documents. The entry into and performance by Lessee of the Documents will not: (i) violate any judgment, order, law or regulation applicable to Lessee or any provision of Lessee’s articles of incorporation, charter or by-laws; (ii) result in any breach of or constitute a default under any material indenture, mortgage, deed of trust, bank loan or credit agreement or other instrument (other than this Agreement) to which Lessee is a party; or (iii) or result in the creation of any Lien upon any Equipment and/or any Additional Collateral pursuant to any indenture, mortgage, deed of trust, bank loan or credit agreement or other instrument (other than this Agreement) to which Lessee is a party.

(e) There are no suits or proceedings pending or threatened in court or before any commission, board or other administrative agency against or affecting Lessee or any of its Affiliates, which will have a Material Adverse Effect. As used herein, “Material Adverse Effect” shall mean (1) a materially adverse effect on the business, condition (financial or otherwise), prospects, operations or properties of Lessee, Guarantor or any of Lessee’s Affiliates, or (2) a material impairment of the ability of Lessee to perform its obligations under or to remain in compliance with the Documents, or the ability of any of Lessee’s Affiliates to perform its obligations under or to remain in compliance with the Sublease to which it is a party, or of the ability of Guarantor to perform its obligations under or to remain in compliance with the Guaranty.

(f) The Equipment accepted under any Certificate of Acceptance and any Additional Collateral comprised of equipment is and will remain tangible personal property and is not and shall not constitute real property fixtures.

(g) Each financial statement delivered to Lessor (i) by Lessee has been prepared in accordance with statutory requirements, and since the date of the most recent such financial statement,

there has been no material adverse change in the financial condition of Lessee and (ii) by Guarantor has been prepared in accordance with GAAP, and since the date of the most recent such financial statement, there has been no material adverse change in the financial condition of Guarantor.

(h) The Equipment and the Additional Collateral will at all times be used for commercial or business purposes.

(i) Lessee is and will remain in full compliance with all laws and regulations applicable to it including, without limitation, (i) ensuring that no person who owns a controlling interest in or otherwise controls Lessee is or shall be (A) listed on the Specially Designated Nationals and Blocked Person List maintained by the Office of Foreign Assets Control (“OFAC”), Department of the Treasury, and/or any other similar lists maintained by OFAC pursuant to any authorizing statute, Executive Order or regulation, or (B) a person designated under Sections 1(b), (c) or (d) of Executive Order No. 13224 (September 23, 2001), any related enabling legislation or any other similar Executive Orders, and (ii) compliance with all applicable Bank Secrecy Act (“BSA”) laws, regulations and government guidance on BSA compliance and on the prevention and detection of money laundering violations.

(j) Lessee’s corporate name as specified in the first sentence of this Agreement, and Lessee’s Federal Employer Identification Number and Organizational Number as specified on Annex E to the Schedule, are true and correct; and the “location” of Lessee (as such term is used in Article 9 of the UCC) is as specified on Annex E to the Schedule; and Lessee shall give Lessor prior written notice of any change of Lessee’s name or jurisdiction of organization, or of the “location” (as such term is used in Article 9 of the UCC) of Lessee, from its present location.

(k) Upon the filing in the office of the Secretary of State of the State of California of a UCC Financing Statement describing Lessor, as secured party, and Lessee, as debtor, and the Equipment as collateral, Lessor shall have a first priority perfected lien on and security interest under the UCC in the Equipment. Upon the filing in the jurisdictions noted on Schedule A attached hereto of UCC financing statements describing Lessor, as secured party, Sublessee, as debtor, and the Additional Collateral, as collateral, Lessor shall have a first priority perfected lien on and security interest under the UCC in the Additional Collateral to the extent such security interest can be perfected under the UCC.

(l) No item of the Equipment or any Additional Collateral is subject to the motor vehicle titling provisions of any state law, and no certificate of title has been or is required to be issued with respect to any item of the Equipment or any Additional Collateral.

(m) That portion of the Equipment comprised of software is proprietary to, and owned by, Lessee and is not subject to any license agreement or to the rights of any third party.

(n) After the date of execution of any Schedule hereunder, Lessor may obtain additional UCC search reports with respect to Lessee and/or any Sublessee as reasonably may be required by Lessor. If requested to do so by Lessor, Lessee promptly shall obtain and deliver to Lessor such Uniform Commercial Code statements of termination or partial release, as applicable, with respect to any security interests then having been filed with respect to the Equipment and/or Additional Collateral, to be filed at Lessee’s expense.

15. CHOICE OF LAW; JURISDICTION:

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE EQUIPMENT OR ANY ADDITIONAL COLLATERAL. The parties agree that any action or proceeding arising out of or relating to this Agreement may be commenced in the United States District Court for the Southern District of New York and the parties irrevocably submit to the jurisdiction of such court and agree not to assert, by way of motion, as a defense or otherwise, in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of such suit, action or proceeding is improper, or that this Agreement or the subject matter hereof or the transaction contemplated hereby may not be enforced in or by such court.

16. [INTENTIONALLY OMITTED]

17. CHATTEL PAPER:

To the extent that any Schedule would constitute chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest therein may be created through the transfer or possession of this Agreement in and of itself without the transfer or possession of the original of a Schedule executed pursuant to this Agreement and incorporating this Agreement by reference; and no security interest in this Agreement and a Schedule may be created by the transfer or possession of any counterpart of the Schedule other than the original counterpart containing the receipt therefor executed by Lessor.

18. MISCELLANEOUS:

(a) LESSEE HEREBY UNCONDITIONALLY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY OF THE OTHER DOCUMENTS, ANY DEALINGS BETWEEN LESSEE AND LESSOR (INCLUDING ITS ASSIGNS) RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN LESSEE AND LESSOR. The scope of this waiver is intended to be all encompassing of any and all disputes that may be filed in any court (including, without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims). THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, ANY OF THE OTHER DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

(b) Any cancellation or termination by Lessor, pursuant to the provisions of this Agreement, any Schedule, supplement or amendment hereto, or the lease of any Equipment hereunder, shall not release Lessee from any then outstanding obligations to Lessor or any other Affected Party hereunder.

(c) All Equipment and any Additional Collateral shall at all times remain personal property regardless of the degree of its annexation to any real property and shall not by reason of any installation in, or affixation to, real or personal property become a part thereof.

(d) Time is of the essence of this Agreement. Lessor’s failure at any time to require strict performance by Lessee of any of the provisions hereof shall not waive or diminish Lessor’s right thereafter to demand strict compliance therewith.

(e) Lessee hereby authorizes Lessor to file any UCC statements necessary to perfect the interest of Lessor hereunder. Lessee agrees, upon Lessor’s request, to execute any instrument necessary or expedient for filing, recording or perfecting the interest of Lessor, and to execute and deliver to Lessor such further documents, instruments and assurances and to take such further action as Lessor or any other Affected Party from time to time reasonably may request in order to carry out the intent and purpose of the transaction contemplated hereunder.

(f) All notices required to be given hereunder shall be in writing, personally delivered, delivered by overnight courier service, or sent by certified mail, return receipt requested, addressed to the other party at its respective address stated above or at such other address as such party shall from time to time designate in writing to the other party; and, in the case of Lessee, with a copy to: The First American Corporation, 1 First American Way, Santa Ana, California 92707, Attn: General Counsel; and shall be effective from the date of receipt.

(g) This Agreement and any Schedule and Annexes thereto constitute the entire agreement of the parties with respect to the subject matter hereof. NO VARIATION OR MODIFICATION OF THIS AGREEMENT OR ANY WAIVER OF ANY OF ITS PROVISIONS OR CONDITIONS SHALL BE VALID UNLESS IN WRITING AND SIGNED BY AN AUTHORIZED REPRESENTATIVE OF THE PARTIES HERETO. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(h) The representations, warranties and covenants of Lessee herein shall be deemed to survive the closing hereunder. Lessor’s obligations to acquire and lease specific items of Equipment shall be conditioned upon Lessee providing to Lessor such information with respect to Lessee’s and Guarantor’s financial condition as Lessor may require, and Lessor being satisfied that there shall have been no material adverse change in the business or financial condition of Lessee and Guarantor from the date of execution hereof. The obligations of Lessee under Sections 3, 9, 12, 18(l), 18(m), 18(n) and 18(o) hereof which accrue during the term of this Agreement and obligations which by their express terms survive the termination of this Agreement, shall survive the termination of this Agreement.

(i) In case of a failure of Lessee to comply with any provision of this Agreement, Lessor and each other Affected Party shall have the right, but shall not be obligated, to effect such compliance, in whole or in part; and all moneys spent and expenses and obligations incurred or assumed by Lessor or any other Affected Party in effecting such compliance (together with interest thereon at the Overdue Rate) shall constitute additional Rent due to Lessor within five (5) days after the date Lessor sends notice to Lessee requesting payment. Lessor’s or any other Affected Party’s effecting such compliance shall not be a waiver of Lessee’s default.

(j) Any Rent or other amount not paid to Lessor when due hereunder shall bear interest, both before and after any judgment or termination hereof, at the lesser of eighteen percent (18%) per annum or the Maximum Lawful Rate (the “Overdue Rate”).

(k) Any provisions in this Agreement and any Schedule which are in conflict with any statute, law or applicable rule shall be deemed omitted, modified or altered to conform thereto.

(l) Lessee agrees to pay on demand all reasonable costs and expenses incurred by Lessor or any other Affected Party in connection with the preparation, execution, delivery, filing, recording, and administration of any of the Documents or in connection with the Syndication, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for Lessor (provided, however, that Lessee shall not be responsible for Lessor’s or any Participant’s expenses related to the receipt of blanket sales/use tax rulings relating to this transaction or otherwise), and all costs and expenses, if any, in connection with the enforcement of any of the Documents. In addition, Lessee shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of any of the Documents and the other documents to be delivered under the Documents, and agrees to save Lessor and the Participants harmless from and against any and all liabilities with respect to or resulting from any delay attributed to Lessee in paying or failing to pay such taxes and fees.

(m) (1) If Lessor or any other Affected Party shall have determined that the adoption after the date hereof of any law, treaty, governmental (or quasi-governmental) rule, regulation, guideline or order regarding capital adequacy, reserve requirements or similar requirements or compliance by Lessor or any other Affected Party with any request or directive regarding capital adequacy, reserve requirements or similar requirements (whether or not having the force of law) from any central bank or other Governmental

Authority increases or would have the effect of increasing the amount of capital, reserves or other funds required to be maintained by Lessor or any other Affected Party against commitments made by it under this Agreement or any Document and thereby reducing the rate of return on Lessor’s or any other Affected Party’s capital as a consequence of its commitments hereunder or thereunder, then Lessee shall from time to time upon demand by Lessor or an Affected Party pay to Lessor or such other Affected Party additional amounts sufficient to compensate Lessor or such other Affected Party for such reduction together with interest thereon from the third Business Day following the date of any such demand until payment in full at the Overdue Rate. A certificate as to the amount of that reduction and showing the basis of the computation thereof submitted by Lessor or an Affected Party to Lessee shall be final, binding and conclusive on the parties hereto (absent manifest error) for all purposes. For avoidance of doubt, any interpretation of Accounting Research Bulletin No. 51 by the Financial Accounting Standards Board (including Interpretation No. 46: Consolidation of Variable Interest Entities) shall constitute an adoption, change, request or directive subject to this Section.

(2) If, due to any Regulatory Change, there shall be any increase in the cost to Lessor or any other Affected Party of agreeing to make or making, funding or maintaining any commitment hereunder or under any Document, or any reduction in any amount receivable by Lessor or such other Affected Party hereunder or thereunder (any such increase in cost or reduction in amounts receivable are hereinafter referred to as “Additional Costs”), then Lessee shall, from time to time upon demand by Lessor or an Affected Party, pay to Lessor or any other Affected Party additional amounts sufficient to compensate Lessor or any other Affected Party for such Additional Costs together with interest thereon from the date demanded until payment in full thereof at the Overdue Rate. Lessor or any other Affected Party, as applicable, agrees that, as promptly as practicable after it becomes aware of any circumstance referred to above that would result in any such Additional Costs, it shall, to the extent not inconsistent with its internal policies of general application, use reasonable commercial efforts to minimize costs and expenses incurred by it and payable to it by Lessee pursuant to this Section.

(3) Determinations by Lessor or any other Affected Party for purposes of this Section of the effect of any Regulatory Change on its costs of making, funding or maintaining any commitments hereunder or under any Document or on amounts receivable by it hereunder or thereunder or of the additional amounts required to compensate Lessor or any other Affected Party in respect of any Additional Costs shall be set forth in a written notice to Lessee in reasonable detail and shall be presumptively correct (absent manifest error) for all purposes.

(n) Lessee shall pay to any Affected Party, upon the request of any Affected Party, such amount or amounts as shall compensate any Affected Party for any loss (including loss of profit), cost or expense incurred by any Affected Party (as reasonably determined by any Affected Party) as a result of: the termination, in whole or in part, of any Interest Rate Agreement entered into by any Affected Party in connection with the transactions contemplated by the Documents, prior to its anticipated maturity as a result of the occurrence of a Default, the failure of Lessee to exercise its option to renew with respect to all available Renewal Terms, the exercise by Lessee of any of its options pursuant hereto, or any other event giving rise to the repayment of the Lease Balance prior to the anticipated maturity thereof; such compensation to be limited to an amount equal to any loss or expense suffered by any Affected Party during the period from the date of receipt of such repayment to (but excluding) the maturity date of such financing source, if the rate of interest obtainable by such Affected Party upon the redeployment of an amount of funds equal to the amount of such repayment is less than the rate of interest applicable to such financing source, plus any termination or other payments payable by such Affected Party pursuant to any such Interest Rate Agreement (such expense to be referred to as “Breakage Costs”). The determination by any Affected Party of the amount of any such loss or expense shall be set forth in a written notice to Lessee in reasonable detail and shall be presumptively correct, absent manifest error. If such Affected Party maintains its investment therein on a LIBOR basis and any payment of Rent or any other payment hereunder is made on a date other than the scheduled Rent Payment Date applicable thereto (including, without limitation, as a result of acceleration of the obligations hereunder), then Lessee shall pay to Lessor for distribution to such Affected Party, within three (3) Business Days following written demand therefor by such Affected Party, the amount of Breakage Costs actually incurred by such Affected Party in connection therewith. A certificate from such Affected Party as to the calculation of Breakage Costs shall, absent demonstrable error, be presumptively correct.

(o) So long as no Default occurs, neither Lessor nor any Person authorized by Lessor shall interfere with Lessee’s right to peaceably and quietly possess and use the Equipment during the Term, subject to the terms and provisions of this Agreement.

(p) All payments made under this Agreement by Lessee shall be made as provided in Section 2(b) hereof; provided, however, that indemnity payments made for the benefit of the Participants shall be payable directly to such Participants.

(q) If Lessor is required by the terms hereof to pay to or for the benefit of Lessee any amount received as a refund of any Tax or as insurance proceeds, and a Default has then occurred and is continuing, Lessor shall not be required to pay such amounts unless and until any such Default shall have been cured or waived by Lessor. In addition, if Lessor is required by the terms hereof to cooperate with Lessee in connection with certain matters, such cooperation shall not be required if a Default has then occurred and is continuing. Lessor may set-off against any amount which Lessor is required to pay to Lessee hereunder, any amount then due by Lessee hereunder.

(r) This Agreement may be executed in multiple counterparts, each of which, when taken together, shall constitute a single agreement.

(s) (1) Each of Lessor and Lessee hereby agrees (for itself and its Affiliates) that it will not issue or release for external publication any article or advertising or publicity matter relating to the purchase by Lessor of the Equipment or the lease thereof by Lessor to Lessee without the prior written consent of the other party hereto (which consent shall not be unreasonably withheld).

(2) There is no restriction (either express or implied) on any disclosure or dissemination of the United States Federal income tax structure or aspects of the transactions contemplated by this Agreement or any documents executed in connection herewith. Further, each party hereto acknowledges that it has no proprietary rights to any United States Federal income tax elements of transactions contemplated by this Agreement.

(3) Lessor agrees to use commercially reasonable efforts (equivalent to the efforts Lessor applies to maintaining the confidentiality of similar information regarding its other customers) to maintain as confidential all written confidential information provided to it by Lessee and designated as confidential, for a period of two (2) years following receipt thereof, except that Lessor may disclose such information: (A) to its Affiliates and Persons employed or engaged by Lessor in evaluating, approving, structuring or administering the transaction contemplated hereby; (B) to any bona fide assignee or Participant or potential assignee or Participant that has agreed to comply with the obligation contained in this Section 18(s)(3) (and any such bona fide assignee or Participant or potential assignee or Participant may disclose such information to its Affiliates and Persons employed or engaged by them as described in clause (A) above and/or may disclose such information as described in Clauses (C) through (G) below); (C) as required or requested by any Governmental Authority or reasonably believed by Lessor, any bona fide assignee, Participant or their Affiliates to be compelled by any court decree, subpoena or legal or administrative order or process; (D) as, on the advice of counsel, required by law; (E) in connection with the exercise of any right or remedy under the Documents or in connection with any litigation to which Lessor, any bona fide assignee, Participant or their Affiliates is a party; (F) which becomes public information or otherwise ceases to be confidential through no fault of Lessor, any bona fide assignee or any Participant, severally; or (G) any regulatory authorities having jurisdiction over Lessor, any bona fide assignee, any Participant and/or their Affiliates.

(t) With respect to any representation, warranty, covenant, indemnity or other agreement made to or for the benefit of Lessor, each Affected Party shall be deemed direct beneficiaries of any such representation, warranty, covenant, indemnity or agreement and all rights relating thereto shall inure to the benefit of their respective successors and permitted assigns.

19. DEFINITIONS:

The following terms when used in this Agreement or in the Schedules shall have the following meanings:

“Additional Collateral” shall have the meaning given such term in Section 13(b)(2) of this Agreement.

“Additional Costs” shall have the meaning given such term in Section 18(m)(2) of this Agreement.

“Adverse Environmental Condition” shall refer to (i) the existence or the continuation of the existence, of an Environmental Emission (including, without limitation, a sudden or non-sudden accidental or non-accidental Environmental Emission), of, or exposure to, any Contaminant, odor or audible noise in violation of any applicable Environmental Law, at, in, by, from or related to any Equipment or any Additional Collateral, (ii) the environmental aspect of the transportation, storage, treatment or disposal of materials in connection with the operation of any Equipment or any Additional Collateral in violation of any applicable Environmental Law, or (iii) the violation, or alleged violation, of any Environmental Law connected with any Equipment or any Additional Collateral.

“Affected Party” means each of the following Persons: Lessor, each Participant, each assignee of all or part of Lessor’s or Participant’s interest herein (including through a collateral assignment) after notice thereof to Lessee, and each Affiliate of the foregoing Persons.

“Affiliate” shall refer, with respect to any given Person, to (a) each Person that directly or indirectly, owns or controls, whether beneficially, or as a trustee, guardian or other fiduciary, five percent (5%) or more of the Stock having ordinary voting power in the election of directors of such Person, (b) each Person that controls, is controlled by, or is under common control with, such Person, or (c) each of such Person’s officers, directors, joint venturers and partners. For the purposes of this definition, “control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” shall have the meaning given such term in the preamble to this Agreement.

“Applicable Laws” means all laws, judgments, decrees, ordinances and regulations and any other governmental rules, orders and determinations and all requirements having the force of law, now or hereafter enacted, made or issued, whether or not presently contemplated, including (without limitation) compliance with all requirements of zoning laws, labor laws and Environmental Laws, compliance with which is required with respect to the Equipment, whether or not such compliance shall require structural, unforeseen or extraordinary changes to any of the Equipment or the operation, occupancy or use thereof.

“AS IS BASIS” shall have the meaning given such term in Section 4(f) of this Agreement.

“Basic Term” shall have the meaning given such term in Annex E to the Schedule.

“Basic Term Commencement Date” shall have the meaning given such term in Section 2(a) of this Agreement.

“Basic Term Rent” shall have the meaning given such term in Annex E to the Schedule.

“Bill of Sale” shall have the meaning given such term in Section 1(b) of this Agreement.

“Breakage Costs” shall have the meaning given such term in Section 18(n) of this Agreement.

“BSA” shall have the meaning given such term in Section 14(i) of this Agreement.

“Business Day” shall mean any day other than a Saturday, a Sunday, and any day on which banking institutions located in the States of New York or California are authorized by law or other governmental action to close.

“Calculation Date” shall have the meaning given such term in Section 7(b)(2) of this Agreement.

“Capitalized Lessor’s Cost” shall have the meaning given such term in Annex E to the Schedule.

“Casualty Occurrence” shall have the meaning given such term in Section 7(b) of this Agreement.

“Claims” shall have the meaning given such term in Section 12(a) of this Agreement.

“Contaminant” shall refer to those substances which are regulated by or form the basis of liability under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls (“PCBs”), and radioactive substances.

“Contingent Rent” shall mean: (i) if the consolidated revenues of Guarantor, determined in accordance with GAAP, is greater than $3,100,000,000 for any calendar year which begins or ends during the Term, fourteen percent (14%) of the Capitalized Lessor’s Cost of the Equipment; or (ii) if Clause (i) is not applicable, then the cumulative value, for each calendar quarter, starting with the calendar quarter immediately preceding the Basic Term Commencement Date of the first Schedule to be executed under this Agreement, and continuing through the calendar quarter immediately preceding the date which would have been the expiration or termination of the second Renewal Term (whether or not Lessee has exercised its renewal option pursuant to Section 9(d) of this Agreement), of either of the following (whichever results in the larger cumulative value): (a) the product of (x) the annualized change in the Consumer Price Index between the first and last Business Days of any calendar quarter, and (y) the Capitalized Lessor’s Cost of the Equipment; or (b) the increase in consolidated “Income before Income Taxes and Minority Interests” of Guarantor, determined in accordance with GAAP (excluding any restructuring, special charges or effects of changes in accounting principles) and as reported by Guarantor in its SEC filings each quarter, as compared to the previous calendar quarter. Notwithstanding the foregoing, in no event will the aggregate Contingent Rent payable under this Agreement exceed the aggregate Maximum Lessor Risk Amount which is then applicable.

“Credit Agreement” shall mean that certain $500,000,000 Credit Agreement dated as of August 4, 2004, as in effect as of the date of this Agreement, between Guarantor, the lenders party thereto, and JPMorgan Chase Bank, as Administrative Agent, J.P. Morgan Securities Inc., as Sole Lead Arranger and Sole Bookrunner, and Comerica Bank, Union Bank of California, N.A., US Bank and Wells Fargo Bank National Association, as Syndication Agents.

“Daily Interest” shall have the meaning given such term in Annex E to the Schedule.

“Default” shall have the meaning given such term in Section 10(a) of this Agreement.

“Documents” shall have the meaning given such term in Section 14(b) of this Agreement.

“Environmental Claim” shall refer to any accusation, allegation, notice of violation, claim, demand, abatement or other order or direction (conditional or otherwise) by any Governmental Authority or any Person for personal injury (including sickness, disease or death), tangible or intangible property damage, damage to the environment or other adverse effects on the environment, or for fines, penalties or restrictions, resulting from or based upon any Adverse Environmental Condition.

“Environmental Emission” shall refer to any actual or threatened release, spill, omission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, or into or out of any of the Equipment or any Additional Collateral, including, without limitation, the movement of any Contaminant or other substance through or in the air, soil, surface water, groundwater, or property.

“Environmental Law” shall mean any Federal, foreign, state or local law, rule or regulation pertaining to the protection of the environment, including, but not limited to, the Comprehensive Environmental Response, Compensation, and Liability Act (“CERCLA”) (42 U.S.C. Section 9601 et seq.), the Hazardous Material Transportation Act (49 U.S.C. Section 1801 et seq.), the Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.), the Clean Air Act (42 U.S.C. Section 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. Section 1361 et seq.), and the Occupational Safety and Health Act (19 U.S.C. Section 651 et seq.), as these laws have been amended or supplemented, and any analogous foreign, Federal, state or local statutes, and the regulations promulgated pursuant thereto.

“Environmental Loss” shall mean any loss, cost, damage, liability, deficiency, fine, penalty or expense (including, without limitation, reasonable attorneys’ fees, engineering and other professional or expert fees), investigation, removal, cleanup and remedial costs (voluntarily or involuntarily incurred) and damages to, loss of the use of or decrease in value of the Equipment or the Additional Collateral arising out of or related to any Adverse Environmental Condition.

“Equipment” shall mean (i) the equipment and software, if applicable, listed in Annex A to the Schedules, (ii) Parts or components thereof, (iii) ancillary equipment or devices furnished therewith under this Agreement, (iv) all manuals and records (other than rental records) with respect to such Equipment, and (v) all substitutions and replacements of any and all thereof, including, but not limited to, any permitted replacement equipment which may from time to time be substituted, pursuant to Sections 4(f) or 7(b)(1) hereof, for the Equipment leased hereunder; together in each case with any and all Parts permanently incorporated or installed in or attached thereto or any and all Parts temporarily removed therefrom. Except as otherwise set forth herein, at such time as replacement equipment shall be so substituted and leased hereunder, such replaced item of Equipment shall cease to be Equipment hereunder.

“Equipment Location” shall mean all locations owned or operated by Lessee and/or its Affiliates within the County and State specified on Annex A to this Agreement.

“Event” shall have the meaning given such term in Section 10(a)(9) of this Agreement.

“Excess Amount” shall have the meaning given such term in Section 9(b)(3) of this Agreement.

“Extension Term” shall have the meaning given such term in Section 9(c) of this Agreement.

“Extension Term Rate” shall mean that rate per annum equal to the sum of five hundred fifty (550) basis points over the one (1) year Treasury Note swap rate in effect as of the date of determination.

“Governmental Authority” means any government or political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality of any such government or political subdivision, or any court, tribunal, grand jury or arbitrator.

“Guarantor” shall have the meaning given such term in Section 1(b) of this Agreement.

“Guaranty” shall have the meaning given such term in Section 1(b) of this Agreement.

“Indemnified Amounts” shall have the meaning given such term in Section 12(a) of this Agreement.

“Indemnified Party” shall have the meaning given such term in Section 12(a) of this Agreement.

“Interest Component” shall have the meaning given such term in Annex E to the Schedule.

“Interest Rate” shall have the meaning given such term in Annex E to the Schedule.

“Interest Rate Agreement” means with respect to any Person any interest rate protection agreement, interest rate future agreement, interest rate option agreement, interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedge agreement, match funding or other similar agreement or arrangement as to which such Person is a party or a beneficiary.

“Last Delivery Date” shall have the meaning given such term in Annex E to the Schedule.

“Lease Balance” shall have the meaning given such term in Annex E to the Schedule.

“Lessee” shall have the meaning given such term in the preamble to this Agreement.

“Lessor” shall have the meaning given such term in the preamble to this Agreement.

“Lessor’s Lien” shall mean any Lien affecting the Equipment or any part thereof arising as a result of (i) any claim against Lessor not related to the transactions contemplated by this Agreement; (ii) any affirmative act of Lessor not expressly contemplated by this Agreement or not permitted without consent (which consent has not been granted) by Lessee or that is in violation of any term of this Agreement or not taken as a result of the occurrence and continuance of a Default as permitted by this Agreement; or (iii) taxes imposed against Lessor or the consolidated group of taxpayers of which it is a member which are not to be indemnified against by Lessee under this Agreement; provided, however, that there shall be excluded from this definition and no Lessor’s Lien shall exist if such Lien is being diligently contested in good faith so long as neither such proceedings nor Lien involves a material danger of the sale, forfeiture or loss of the Equipment or adversely affects Lessee’s rights under this Agreement.

“Lien” shall mean any mortgage, chattel mortgage, pledge, lien, charge, encumbrance, lease, exercise of rights, security interest, lease in the nature of a security interest, statutory right in rem, or claim of any kind, including any thereof arising under any conditional sale agreement, equipment trust agreement or title retention agreement.

“Material Adverse Effect” shall have the meaning given such term in Section 14(e) of this Agreement.

“Maximum Lawful Rate” shall have the meaning given such term in Section 13(c) of this Agreement.

“Maximum Lessee Risk Amount” shall have the meaning given such term in Annex E to the Schedule.

“Maximum Lessor Risk Amount” shall have the meaning given such term in Annex E to the Schedule.

“Net Sales Proceeds” shall have the meaning given such term in Section 9(b)(2) of this Agreement.

“New Equipment” shall have the meaning given such term in Section 1(b) of this Agreement.

“OFAC” shall have the meaning given such term in Section 14(i) of this Agreement.

“Overdue Rate” shall have the meaning given such term in Section 18(j) of this Agreement.

“Participant” shall have the meaning given such term in Section 11(c) of this Agreement.

“Parts” shall mean all appliances, components, parts, instruments, appurtenances, accessories, furnishings and other equipment of whatever nature which may now or from time to time be incorporated or installed in or attached to, or were provided by the manufacturer with, the Equipment, including after temporary removal from such Equipment.

“Payment Date” shall have the meaning given such term in Section 7(b) of this Agreement.

“Permitted Lien” shall mean (i) the rights of Lessor and Lessee as herein provided, (ii) Lessor’s Liens, (iii) Liens for taxes either not yet due or being diligently contested in good faith by appropriate proceedings and so long as adequate reserves are maintained with respect to such Liens and available to Lessee for the payment of such taxes and only so long as neither such proceedings nor such Liens involve any material danger of the sale, forfeiture, loss or loss of use of the Equipment or any part thereof, or any interest of Lessor or any risk of criminal liability of Lessor or any other Affected Party and Lessee has given Lessor prior written notice of Lessee’s intent to contest any such taxes and Lessee has agreed to indemnify Lessor and each other Affected Party for any and all costs and expenses (including, without limitation reasonable attorneys’ fees) which Lessor or any other Affected Party may incur as a result of such contest, (iv) inchoate materialmen’s, mechanics’, carriers’, workmen’s, repairmen’s, or other like inchoate Liens arising in the ordinary course of Lessee’s business for sums either not delinquent or being diligently contested in good faith and only so long as neither such proceedings nor any such Liens involve any material danger of the sale, forfeiture, loss or loss of use of the Equipment, the Additional Collateral, or any part thereof, or any interest of Lessor and each other Affected Party therein or any material risk of material civil liability and further provided that adequate reserves are maintained with respect to such Liens and provided that Lessee has given Lessor written notice thereof, (v) the rights of others under agreements or arrangements to the extent expressly permitted under this Agreement, (vi) Liens arising out of any judgment or award against Lessee with respect to which at the time an appeal or proceeding for review is being prosecuted in good faith by appropriate proceedings diligently conducted and with respect to which there shall have been secured a stay of execution pending such appeal or proceeding for review and so long as adequate reserves are available to the Lessee for the payment of such obligations and there is no material danger of sale, forfeiture, loss, or loss of use of the Equipment or any Additional Collateral or material risk of material civil liability and Lessee shall have given Lessor written notice thereof, and (vii) any Lien against which the Lessee causes to be provided a bond in such amount and under such terms and conditions as are reasonably satisfactory to Lessor.

“Person” shall include any individual, partnership, corporation, trust, unincorporated organization, government or department or agency thereof and any other entity.

“Principal Component” shall have the meaning given such term in Annex E to the Schedule.

“Regulatory Change” means any change after the date hereof in any Federal, state or foreign law or regulation (including Regulation D of the Federal Reserve Board) or the adoption or making after such date of any interpretation, directive or request under any Federal, state or foreign law or regulation (whether or not having the force of law) by any Governmental Authority charged with the interpretation or administration thereof that, in each case, is applicable to any Affected Party.

“Related Costs” means any Additional Costs, Breakage Costs or other indemnities or costs required to be paid to any Affected Party in connection with or as a result of the relevant action under this Agreement.

“Renewal Term” shall mean a period of four (4) consecutive quarters.

“Rent” shall have the meaning given such term in Section 2(a) of this Agreement.

“Rent Payment Date” shall have the meaning given such term in Annex E to the Schedule.

“Rent Payment Period” shall have the meaning given such term in Annex E to the Schedule.

“Replacement Item” shall have the meaning given such term in Section 4(f) of this Agreement.

“Schedule” shall have the meaning given such term in Section 1(a) of this Agreement.

“SEC” shall mean the Securities & Exchange Commission.

“Stock” shall mean the issued and outstanding capital stock having ordinary voting powers, membership interests or similar equity interests of any Person.

“Sublease” shall have the meaning given such term in Section 11(a) of this Agreement.

“Subsidiary” means, with respect to any Person, a corporation, limited liability company, partnership or other entity of which such Person and/or its other subsidiaries own, directly or indirectly, more than fifty percent (50%) of the Stock.

“Substituted Item” shall have the meaning given such term in Section 4(f) of this Agreement.

“Syndication” shall have the meaning given such term in Section 11(c) of this Agreement.

“Taxes” shall have the meaning given such term in Section 3(a) of this Agreement.

“Term” shall have the meaning given such term in Section 2(a) of this Agreement.

“Uniform Commercial Code” or “UCC” shall mean the Uniform Commercial Code as enacted in any applicable jurisdiction.

Rules of Construction. Unless otherwise specified, references in any Document or any of the Appendices thereto to a Section, subsection or clause refer to such Section, subsection or clause as contained in such Document. The words “herein,” “hereof” and “hereunder” and other words of similar import used in any Document refer to such Document as a whole, including all annexes, exhibits and schedules, as the same may from time to time be amended, restated, modified or supplemented, and not to any particular section, subsection or clause contained in such Document or any such annex, exhibit or schedule. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter genders. The words “including,” “includes” and “include” shall be deemed to be followed by the words “without limitation”; the word “or” is not exclusive; references to Persons include their respective successors and assigns (to the extent and only to the extent permitted by the Documents) or, in the case of Governmental Authorities, Persons succeeding to the relevant functions of such Persons; references to any agreement refer to that agreement as from time to time amended or supplemented or as the terms of such agreement are waived or modified in accordance with its terms; and all references to statutes and related regulations shall include any amendments of the same and any successor statutes and regulations.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, Lessee and Lessor have caused this Master Lease Financing Agreement to be executed by their duly authorized representatives as of the date first above written.

LESSOR:		LESSEE:

GENERAL ELECTRIC CAPITAL CORPORATION,		FIRST AMERICAN TITLE INSURANCE
FOR ITSELF AND AS AGENT FOR CERTAIN		COMPANY
PARTICIPANTS

By:	/s/ Peter DiBiasi	By:	/s/ William G. Ergas
Name:	Peter DiBiasi	Name:	William G. Ergas
Title:	Duly Authorized Signatory	Title:	VP/Treasurer

SCHEDULE A

State	Physical Addresses
CALIFORNIA	2 First American Way, Santa Ana, CA 92707
CALIFORNIA	2 First American Way, Santa Ana, CA 92707
CALIFORNIA	2 First American Way, Santa Ana, CA 92707
CALIFORNIA	2 First American Way, Santa Ana, CA 92707
CALIFORNIA	2 First American Way, Santa Ana, CA 92707
CALIFORNIA	1 First American Way, Santa Ana, CA 92707
CALIFORNIA	1 First American Way, Santa Ana, CA 92707
CONNECTICUT	185 Asylum Street, Cityplace II, Hartford, CT 06103
FLORIDA	1983 Centre Point Blvd., Tallahassee FL 32308
FLORIDA	2075 Centre Point Blvd. Tallahassee FL 32308
FLORIDA	7360 Bryan Dairy Rd.,Ste.200;Largo,FL
FLORIDA	1555 Kingsley Avenue, Ste 302;Orange Park,FL 32073
FLORIDA	3563 Phillips Hwy,Bldg E,Ste 504;Jacksonville, FL 32207
FLORIDA	11240 Park Blvd;Seminole, Fl 33772
FLORIDA	13903 Carrollwood Village Run;Tampa,FL 33624
FLORIDA	1395 Oakfield Dr.; Brandon FL 33511
FLORIDA	14100 Walsingham Rd,Ste 14;Largo, FL 33774
FLORIDA	2469 Sunset Point Rd;Ste 100;Clearwater,FL 33765
FLORIDA	26240 Wesley Chapel Blvd;Lutz,Fl 33559
FLORIDA	3209 Tampa Rd;Palm Harbor, FL 34684
FLORIDA	7292 4th St North,Ste A;St. Petersburg,FL 33702
FLORIDA	7360 Bryan Dairy Road, Suite 225 Largo FL 33777
FLORIDA	8905 Regents Park Dr,Ste 230;Tampa, FL 33647
FLORIDA	1041 US Hwy 41 Bypass South;Venice,FL 34292
FLORIDA	10910 SR 70 East, Ste 101;Bradenton,Fl 34202
FLORIDA	1824 59th St West;Bradenton, FL 34209
FLORIDA	4141 S. Tamiami Trail,Ste 1;Sarasota, FL 34231
FLORIDA	1931 Tamiami Trail,Unit 7;Pt. Charlotte,FL 33948
FLORIDA	3013 Del Prado Blvd,Ste 6;Cape Coral,FL 33904
FLORIDA	3411 Bonita Beach Rd, Ste 302;Bonita Springs,FL 34134
FLORIDA	4964 Tamiami Trail No. Naples FL 34103
FLORIDA	5000 Tamiami Trail North;Naples, FL 34103
FLORIDA	8931 Conference Dr,Ste 6;Ft. Myers,FL 33919
FLORIDA	158 US Hwy 98, Eastpoint, Florida 32328
FLORIDA	10935 SE 177th Place,Ste 302; Summerfield, FL 34491
FLORIDA	213 Courthouse Sq.;Inverness, FL 34450
FLORIDA	216 NE 1st Ave Ocala FL 34470
FLORIDA	300 North Marion St.;Lake City, FL 32055
FLORIDA	109 N 2nd Street; Ft. Pierce, FL 34950
FLORIDA	11440 N Kendall Dr,Suite 403;Miami, FL 33176
FLORIDA	1801 Centre Park Dr,Ste 150;West Palm Beach,Fl 33401
FLORIDA	1851 NW 125th Ave,Ste 200;Pembroke Pines,FL 33028
FLORIDA	1949 N University Dr.; Coral Springs, FL 33071
FLORIDA	201 SW Pt. St. Lucie Blvd, Ste. 205; Port St. Lucie, FL 34984

State	Physical Addresses
FLORIDA	2048 E. Sample Rd. Lighthouse Point, FL 33064
FLORIDA	2080 W.Indiantown Rd,Ste 200;Jupiter, FL 33458
FLORIDA	5481 N.E. St.James Blvd;Pt. St Lucie,FL 34983
FLORIDA	729 S. Federal Hwy, Suite 103; Stuart, FL 34994
FLORIDA	12780 Waterford Lakes Pkwy,Ste 135; Orlando,FL 32828
FLORIDA	1560 Orange Ave, Ste 450;Orlando, FL
FLORIDA	1768 Park Center Dr,Suite 240;Orlando, FL 32835
FLORIDA	2001 9th Ave, Ste 108;Vero Beach, FL 32960
FLORIDA	2020 N Highway A1A,Ste 110;Indian Harbor,FL 32937
FLORIDA	206 W. Oak Street,Suite B,Kissimmee,FL 34741
FLORIDA	314 Ave K,SE; Winter Haven, FL 33880
FLORIDA	841 Douglas Ave.Ste 100;Altamonte Springs,FL 32714
FLORIDA	870 S. Sun Drive Ste 1072;Lake Mary, FL 32746
FLORIDA	990 B US Hwy 1; Sebastian, FL 32958
FLORIDA	11-A W. 23rd St;Panama City,FL 32405
FLORIDA	1308 W. North Blvd.;Leesburg, FL 34748
FLORIDA	1343 Brickyard Road, Suite A; Chipley, FL 32428
FLORIDA	150 Warren Circle Ste. 3, Jacksonville, FL 32259
FLORIDA	1930 North Donnelly Street;Mt. Dora, FL 32757
FLORIDA	2065 Airport Blvd,Ste 200;Pensacola,Fl 32504
FLORIDA	220 St Johns Ave.;Palatka, FL 32177
FLORIDA	24 S. 5th Street Fernandina Beach FL 32034
FLORIDA	2518 Hwy 77,Ste A;Lynn Haven,FL 32444
FLORIDA	3514 S. Atlantic Ave;New Smyrna Beach,FL 32169
FLORIDA	429 S. Tyndall Pkwy,Suite D;Callaway,FL 32404
FLORIDA	555 West Granada Blvd.Ste H-12 Ormond Bch,FL 32174
FLORIDA	619 E. Nelson Ave.;Defuniak Sprgs,FL 32433
FLORIDA	625 N. Eglin Pkwy; Ft. Walton Beach, FL 32547
FLORIDA	6921 Navarre Pkwy;Navarre, fL 32566
FLORIDA	710 Third Ave,Unit 1,2&3;New Smyrna, FL 32169
FLORIDA	730 Bayfront Pkwy;Pensacola,Fl 32502-6251
FLORIDA	733 Dunlawton Ave,Ste 1A;Pt Orange,Fl 32127
FLORIDA	8128 Front Beach Rd,Ste A;Panama City,Fl 32405
FLORIDA	813 Deltona Blvd.,Ste A;Deltona, FL 32725
FLORIDA	93 Orange Street; St. Augustine, FL 32084
FLORIDA	9440 Phillips Hwy, Ste 7;Jacksonville, FL 32256
FLORIDA	2233 Lee Rd.,Ste 101, Winter Park, FL 32789
FLORIDA	2101 Park Center Drive, Suite 100 Orlando FL 32835
FLORIDA	7340 Bryan Dairy Road, Suite 200 Largo FL 33777
FLORIDA	4477 Legendary Drive,Ste 101;Destin, FL 32541
FLORIDA	1001 E Business Hwy 98; Panama City, FL 32401
FLORIDA	13450 W Sunrise Blvd #300; Sunrise, FL 33323
FLORIDA	14400 NW 77th Ct #301; Miami Lakes, FL 33016
FLORIDA	1802 Broadway; Ft. Myers, FL 33901
FLORIDA	211-B N Amelia Ave; Deland, FL 32724

2

State	Physical Addresses
FLORIDA	215 SE 2nd Ave; Gainesville, FL 32601
FLORIDA	2233 Lee Road #110,101,210; Winter Park, FL 32789
FLORIDA	2620 S Tamiami Trail #300; Sarasota, FL 34239
FLORIDA	3233 Commerce Place #A; West Palm Beach, FL 33407
FLORIDA	3465 Bonita Bch.Rd.#118; Bonita Beach, FL 34134
FLORIDA	416 Ash St; Fernandina Beach, FL 32034
FLORIDA	4586 E Hwy 20; Niceville, FL 32578
FLORIDA	7360 Bryan Dairy Road #225; Largo, FL 33777
FLORIDA	2211 Lee Rd.,Ste 211;Winter Park, FL 32789
FLORIDA	19 Old Kings Rd. North,Ste C105; Palm Coast,FL 32137
FLORIDA	25400 US Hwy 19 N #135, Clearwater, FL 33763
FLORIDA	1648 Periwinkle Way,Ste A; Sanibel Island, FL 33957
FLORIDA	24520 Production Circle,Ste 4;Bonita Springs, FL 34135
FLORIDA	9311 College Parkway,Ste 2; Ft. Myers, FL 33919
ALABAMA	300 Office Park Dr,Ste 175;Birmingham, Al 35223
GEORGIA	5775 Glendridge Dr. NE,Ste A200;Altanta,GA 30326
INDIANA	3602 Northgate Court,Ste 27;New Albany, IN 47150
KENTUCKY	10350 Ormsby Park Place,Ste 105;Louisville,KY 40223
KENTUCKY	1240 Ashley Circle;Bowling Green, KY 42104
KENTUCKY	530 Frederica St;Owensboro, KY 42301
KENTUCKY	800 East High Street;Lexington, KY 40502
KENTUCKY	100 Fountain Ave;Paducah, KY 42001
KENTUCKY	2220 Grand View Drive Ft Mitchell KY 41017
KENTUCKY	9600 Brownsboro Rd,Ste 304;Louisville, KY 40241
LOUISIANA	510 Bienville Street New Orleans LA 70130
MISSISSIPPI	1675 Lakeland Dr,Riverhill Tower, 1st Floor Jackson MS 39216
N CAROLINA	629 Green Valley Rd,Ste 212;Greensboro, NC 27408
PUERTO RICO	268 Ponce De Leon Ave., San Juan Puerto Rico
S CAROLINA	200 Ceter Point Circle,Ste 250;Columbia,SC 29210
TENNESSEE	303 Centre Ave,Ste C;Dickson, TN 37055
TENNESSEE	501 Corporate Center Dr,Ste 100;Franklin, TN 37067
TENNESSEE	606 W. Main St;Ste 250;Knoxville, TN 37902
TENNESSEE	6077 Primacy Parkway, Ste 100 Memphis TN 38119
TENNESSEE	6086 Shallowford Rd,Ste 102;Chattanooga, TN
TENNESSEE	Six Cadillac Dr,Ste 190;Brentwood, TN 37027
TENNESSEE	185 North Main St,Ste 101;Collierville,TN 38017
TENNESSEE	6465 Quail Hollow,Ste 300;Memphis, TN 38120
ILLINOIS	30 N. LaSalle Street, Suite 31, Chicago, IL 60602
ILLINOIS	27775 Diehl Rd. Warrenville, IL 60555
MASSACHUSETTS	The Prudential Center, 101 Huntington Avenue, Boston, MA 02199
MINNESOTA	7777 Washington Avenue South Edina, MN 55439
MISSOURI	12360 Manchester Rd., Suite 100 St. Louis, MO 63131
NEW MEXICO	2601 Louisiana Blvd NE/ Albuquerque NM 87110
NEW MEXICO	220 Otero Drawer S/ Santa Fe NM 87501
NEW MEXICO	528 Don Gaspar Avenue/ Santa Fe NM 87501

3

State	Physical Addresses
NEW MEXICO	3569 Zafarano/ Santa Fe NM 87505
NEW MEXICO	3600 Rodeo Lane Ste.A-1/ Santa Fe NM 87507
NEW MEXICO	2601 Louisiana Blvd NE/ Albuquerque NM 87110
PENNSYLVANIA	The Atrium Building, 234 Mall Boulevard, King of Prussia, PA 19406
TEXAS	1500 S Dairy Ashford/ Houston TX 77077
TEXAS	2703 S Hwy 6 / Houston, TX 77082
TEXAS	10801-2 Mopac N Ste.410/ Austin, TX 78759
TEXAS	1234 Lake Shore Dr Ste.750-D/ Coppel, TX 75019
TEXAS	16770 Park Row Ste 120/ Houston, TX 77084
TEXAS	823 E Nakoma Ste.98 / San Antonio, TX 78216
TEXAS	2711 LBJ Frwy Ste.650 / Dallas, TX 75234
TEXAS	521 N Sam Houston Pkwy E Ste.425/ Houston, TX 77060
TEXAS	201 Main Street Ste 600/ Ft. Worth TX 76102
TEXAS	801 N El Paso Street/ El Paso TX 79902
TEXAS	2200 Lee Trevino Ste A-4/ El Paso Tx 79936
TEXAS	9101 Dyer Street/ El Paso Tx 79924
TEXAS	2267 Trawood Ste E4/ El Paso TX 79935
TEXAS	1397 Dominion Plaza/ Tyler, TX 75703
TEXAS	4518 Everhart Rd/ Corpus Christi TX 78411
TEXAS	200 S Alister/ Port Aransas TX 78373
TEXAS	904 Memorial Parkway Ste B/ Portland TX 78374
TEXAS	5306 Holly Ste B/ Corpus Christi TX 78411
TEXAS	14617 S. Padre Island Dr./ Corpus Christi TX 78418
TEXAS	201 Main Street Ste 900/ Ft. Worth TX 76102
TEXAS	251 SW Wilshire Blvd Ste.115/ Burleson, TX 76028
TEXAS	602 Grapevine Hwy/ Hurst, TX 76054
TEXAS	2718 S. Hullen Ste.210/ Ft. Worth TX 76109
TEXAS	4722 Little Rd/ Arlington, TX 76017
TEXAS	1100 Dallas Drive Ste.112/ Denton, TX 76205
TEXAS	1280 S. Why 377/ Pilot Point TX 76258
TEXAS	3634 Long Prairie Rd Ste.116/ Flower Mound TX 75022
TEXAS	9110 IH-10 W #150/ San Antonio TX 78230
TEXAS	12400 Hwy 281 N Ste.300/ San Antonio TX 78216
TEXAS	4917 FM 3009/ Schertz, TX 78154
TEXAS	1919 NW Loop 410 Ste.200/ San Antonio TX 78213
TEXAS	228 S Seguin Street/ New Braunfels TX 78130
TEXAS	202 N Camp #110/ Seguin TX 78155
TEXAS	6454 N New Braunfels/ San Antonio TX 78209
TEXAS	18720 Stone Oak Pkwy #201/ San Antonio TX 78258
TEXAS	8300 N Mopac Ste.150/ Austin TX 78759
TEXAS	1221 South Mopac Ste 150/ Austin TX 78746
TEXAS	10920 Lakeline Mall Drive Ste.200/ Austin TX 78717
TEXAS	2120 North Mays Ste.450/ Round Rock TX 78664
TEXAS	1913 Ranch Road 620 South #101/ Austin TX 78734
TEXAS	20503 Dawn Drive/ Lago Vista TX 78645

4

State	Physical Addresses
TEXAS	3834 Spicewood Springs Road/ Austin TX 78759
TEXAS	115 W 9th Street/ Georgetown TX 78626
TEXAS	1900 FM 967 Ste.A/ Buda TX 78610
TEXAS	2050-A East Hwy 290/ Dripping Springs TX 78620
TEXAS	2520 Research Forest Drive Ste.110/ The Woodlands TX 77381
TEXAS	9800 Centre Parkway Ste.100/ Houston TX 77036
TEXAS	4550 FM 1960 W/ Houston TX 77069
TEXAS	16010 Barkers Point Ln Ste.200/ Houston TX 77079
TEXAS	520 Post Oak Blve Ste.100/ Houston TX 77027
TEXAS	3411 Richmond Ave Ste.110/Houston TX 77046
TEXAS	8201 Cypresswood Ste.101/ Spring TX 77379
TEXAS	4443 Town Center Place/ Kingwood TX 77339
TEXAS	3205 West Davis Bldg B100/ Conroe TX 77301
TEXAS	1305 FM 359/ Richmond TX 77469
TEXAS	2205 Williams Trace Blvd Ste.101/ Sugar Land TX 77478
TEXAS	14011 Park Drive Ste.114/ Tomball TX 77375
UTAH	330 EAST 400 SOUTH, Utah
VIRGINIA	3859 Centerview Drive, Suite 300, Chantilly, VA 20151-3232
WASHINGTON	40 E Trent Ave, Spokane, WA 99202
WASHINGTON	N. 1020 Washington, Spokane, WA 99201
WASHINGTON	N. 7407 Division Street, #A, Spokane, WA 99208 (North Office)
WASHINGTON	E. 12209 Mission Avenue, #3, Spokane, WA 99206 (Valley Office)
WASHINGTON	215 N Commercial St, Bellingham, WA 98225
WASHINGTON	1014 Main St, Vancouver, WA 98660
WASHINGTON	16701 SE McGillivray Blvd, #100,Vancouver, WA 98683 (Fishers Landing)
WASHINGTON	7710 NE Greenwood Dr, Vancouver, WA 98662 (Van Mal)
WASHINGTON	2103 NE 129th St, #100, Vancouver WA 98686 (Salmon Creek)
WASHINGTON	4200 - 6th Ave., #201, Lacey, WA 98503
WASHINGTON	215 W Railroad Ave, Shelton, WA 98584
WASHINGTON	3888 NW Randall Way, Silverdale, WA 98383
WASHINGTON	1050 Hilderbrand Lane NE #102, Bainbridge Island, WA 98110
WASHINGTON	3311 Bethel Rd SE, Port Orchard, WA 98366
WASHINGTON	645 - 4th Street, #201, Bremerton, WA 98337
WASHINGTON	1006 W Robert Bush Dr, South Bend, WA 98586
WASHINGTON	120 N. Naches Ave., Yakima, WA 98901
WASHINGTON	4001 Summitview Ave, #2D, Yakima, WA 98908
WASHINGTON	16 South Mission, Wenatchee, WA 98801
WASHINGTON	220 Johnson Ave., #A, Chelan, WA 98816-9160
WASHINGTON	940 Highway 2, #F, Leavenworth, WA 98826
WASHINGTON	2917 Pacific Ave, Everett, WA 98201
WASHINGTON	19400 33rd Ave W, #100 & #101Lynnwood, WA 98036
WASHINGTON	601 State Ave, Marysville, WA 98270
WASHINGTON	22232 17th Ave SE, #305, Bothell, WA 98021
WASHINGTON	210 5th Ave S, #206, Edmonds, WA 98020
WASHINGTON	3866 S 74th St, Tacoma, WA 98409

5

State	Physical Addresses
WASHINGTON	5620 112th St E, #126, Puyallup, WA 98373
WASHINGTON	5775 Soundview Dr NW, #201C, Gig Harbor, WA 98335
WASHINGTON	3911 - 9th Street SW, Puyallup, WA 98373 (Gateway)
WASHINGTON	2101 4th Ave, #800, Seattle, WA 98121
WASHINGTON	13010 NE 20th St, #A, Bellevue, WA 98005
WASHINGTON	33600 6th Ave S, #105, Federal Way, WA 98003
WASHINGTON	9750 3rd Ave NE, #125, Seattle, WA 98115
WASHINGTON	24105 SE Kent-Kangley Rd, Maple Valley, WA 98038
WASHINGTON	401 Parkplace Center, Kirkland, WA 98033
WASHINGTON	830 6th St. S, Kirkland, WA 98033 (@ REMAX office)
WYOMING	120 N Center, Casper, WY 82601
WYOMING	424 S Elm Street, Lusk, WY 82225
WYOMING	961 Gilchrist St, Wheatland, WY 82201
WYOMING	120 N Center, Casper, WY 82601
CALIFORNIA	1004 W. Taft Ave., Orange, CA 92865, 321 Warren Ave., Fremont, CA 94539, 7502 Lakewood Drive West, Suite C, Lakewood, WA 98499
COLORADO	9221 Lake Sparrow Drive,Highlands Ranch, CO 80126
CALIFORNIA	3 First American Way,Santa Ana, CA 92707
CALIFORNIA	4416 Willow Glen Court,Concord, CA 94521
CALIFORNIA	5451 Avenida Encinas, Suite H,Carlsbad, CA 92008
MINNESOTA	International Plaza,7900 International Dr., Suite 500,Bloomington, MN 55425
CALIFORNIA	1 First American Way,Santa Ana, CA 92707
CALIFORNIA	1 First American Way, Santa Ana, CA 92707
TENNESSEE	11121 Kingston Pike, Suites B, D, E & F Knoxville, TN 37922
TENNESSEE	500 West Summit Hill Drive Knoxville, TN 37902
TENNESSEE	166-D Market Place Boulevard Knoxville, TN 37922
TENNESSEE	1225 Weisgarber Road Knoxville, TN 37909
ARIZONA	2213 Stockton Hill Rd, Kingman
ARIZONA	2340 Highway 95, Bullhead City
ARIZONA	5635 Highway 95, Bullhead City
ARIZONA	72 S. Lake Havasu Ave, Lake Havasu City
ARIZONA	105 West 16th Street, Yuma
ARIZONA	106 Roadrunner Drive, Sedona
ARIZONA	1578 N. Highway 89, Chino Valley
ARIZONA	1684 E. Wht. Mtn. Blvd., Pinetop
ARIZONA	1729 N Trekell Rd, Casa Grande
ARIZONA	1801 W. Deuce of Clubs, Show Low
ARIZONA	2101 N. Fourth St., Flagstaff
ARIZONA	2115 U.S. Highway 60 , Miami
ARIZONA	2841 E. Highway 260, Overgaard
ARIZONA	288 N. Ironwood, Apache Junction
ARIZONA	300 W. Third St., Winslow
ARIZONA	403 N. Agassiz, Flagstaff
ARIZONA	404 E. Main St, Springerville
ARIZONA	600 West Gurley Street, Prescott

6

State	Physical Addresses
ARIZONA	610 E. Highway 260, Payson
ARIZONA	6877 Kings Ranch Rd., Gold Canyon
ARIZONA	7750 E. Florentine Road, Prescott Valley
ARIZONA	813 Cove Parkway, Cottonwood
ARIZONA	862 Vista, Page
ARIZONA	Old Stone House, Hwy 87, Pine
CALIFORNIA	2089 Rose St., Berkeley, CA 94709
CALIFORNIA	2687 Castro Valley Blvd., Castro Valley, CA 94546
CALIFORNIA	6665 Owens Drive, Pleasanton, CA 94588
CALIFORNIA	39650 Liberty St., Fremont, CA
CALIFORNIA	871A Island Drive, Alameda, CA
CALIFORNIA	4900 Hopyard Rd., #250 Pleasanton, CA 94588
CALIFORNIA	900 Main Street, Suite 200, Pleasanton, CA 94566
CALIFORNIA	6681 Owens Drive, Pleasanton, CA 94588
CALIFORNIA	431 Florence St., Suite 100/200, Palo Alto, CA
CALIFORNIA	264 Saratoga Ave., Los Gatos, CA
CALIFORNIA	17015 Walnut Grove Dr., Morgan Hill, CA
CALIFORNIA	12772 Saratoga Rd., Saratoga, CA
CALIFORNIA	12880 Saratoga-Sunnyvale Road., Suite G, Saratoga, CA
CALIFORNIA	1702 “J” Meridian Ave., San Jose, CA
CALIFORNIA	1845 Hamilton Ave., San Jose, CA
CALIFORNIA	2110 S. Bascom Ave., Campbell, CA
CALIFORNIA	2990 E. Capital Expressway, San Jose, CA
CALIFORNIA	20545 Valley Green Drive, Cupertino, CA
CALIFORNIA	496 First St., Los Altos, CA
CALIFORNIA	161 S. San Antonio Road, Suite 5, 6A, 10, Los Altos, CA
CALIFORNIA	1096 Blossom Hill Rd., San Jose, CA
CALIFORNIA	2075 Bering Drive #L, San Jose, CA
CALIFORNIA	1737 Nort First St., Suite 100, 400, 500, San Jose, CA 95112
CALIFORNIA	5829 Lone Tree Way, Suite H, Antioch, CA
CALIFORNIA	1850 Mt. Diablo Blvd., #100, 106, 300, 330, Walnut Creek, CA 94596
CALIFORNIA	8 Camino Encinas Suite 120, Orinda, CA 94563
CALIFORNIA	588 San Ramon Valley Blvd., Suite 202, Danville, CA 94526
CALIFORNIA	3220 Blume Dr. Suite 260, Richmond, CA 94806
CALIFORNIA	1355 Willow Way, #100, #101, #115, Concord, CA 94520
CALIFORNIA	395 Hartz Ave., Danville, CA 94526
CALIFORNIA	1181 Central Blvd., Brentwood, CA
CALIFORNIA	1111 Civic Drive, Suite 275, Walnut Creek, CA
CALIFORNIA	2333 San Ramon Blvd., San Ramon, CA
CALIFORNIA	3201 Danville Blvd., Suite#190, #170, Alamo, CA
CALIFORNIA	2401 Shadelands Drive Suite#130, #150, Walnut Creek, CA 94598
CALIFORNIA	2300 Boynton Ave., Fairfield, CA
CALIFORNIA	785 Alamo Drive., Suite 180, Vacaville, CA
CALIFORNIA	601 First St., Suite 200, Benicia, CA
CALIFORNIA	932 Admiral Callaghan Lane, Vallejo, CA

7

State	Physical Addresses
CALIFORNIA	1000 Detroit Ave., #L, Concord, CA
CALIFORNIA	1386 Leadhill Blvd., Suite 100, Roseville, CA
CALIFORNIA	601 Main Street, P.O. Box 3039, Chico, CA 95928
CALIFORNIA	2295 Feather River Blvd, Suite A, P.O. Box 1068, Oroville, CA 95965
CALIFORNIA	7084 Skyway, Paradise, CA 95969
CALIFORNIA	2 First American Way, Santa Ana, CA 92707
CALIFORNIA	26440 La Alameda # 250 Mission Viejo, CA 92691
CALIFORNIA	2100 W Orangewood #100, Orange, CA 92868
CALIFORNIA	2112 E Fourth St. #100, Santa Ana, CA 92705
CALIFORNIA	1403 N Tustin Ave#300, Santa Ana CA 92705
CALIFORNIA	1386 Lead Hill Blvd #100 Roseville 95661
CALIFORNIA	2 Salinas St., Salinas, CA 93906
CALIFORNIA	Northeast Corner of 8th Avenue and Dolores Street, Carmel-by-the-sea, CA 93921
CALIFORNIA	300 Bonifacio Place #3, Monterey, CA 93942
CALIFORNIA	3855 Via Nona Marie Suite 100, Carmel, CA 93923
CALIFORNIA	1628 North Main St., Salinas, CA 93906
CALIFORNIA	60 West Market St. Suite 140, Salinas, CA 93901
CALIFORNIA	3625 14 St. Riverside CA 92501
CALIFORNIA	3292 E Florida #C, Hemet CA 92544
CALIFORNIA	44901 Village Ct A, Palm Desert, CA 92260
CALIFORNIA	400 South El Cielo #F, Palm Springs, CA 92262
CALIFORNIA	41690 Enterprise Circle North # 102 Temecula CA 92262
CALIFORNIA	2111 Atlanta Ave #100, Riverside CA 92507
CALIFORNIA	1386 Lead Hill Blvd #100 Roseville 95661
CALIFORNIA	323 Court St, San Bernardino CA 92401
CALIFORNIA	42173 1/2 Big Bear Lake #E, Big Bear Lake CA 92315
CALIFORNIA	10681 Foothill #310, Rancho Cucamonga CA 91730
CALIFORNIA	12640 Hesperia #D Victorville CA 92392
CALIFORNIA	57370 29 Palms #101 Yucca Valley CA 92284
CALIFORNIA	935 S Mt Vernon #110 Colton CA 92324
CALIFORNIA	411 Ivy St, San Diego CA 92101
CALIFORNIA	4382 Bonita Rd Bonita CA 91902
CALIFORNIA	16796 Bernardo Center Dr San Diego CA 92128
CALIFORNIA	11512 El Camino Real #250 San Diego CA 92130
CALIFORNIA	12235 El Camino Rweal #130 San Diego CA 92130
CALIFORNIA	965 S Santa Fe Vista CA 92083
CALIFORNIA	3750 Convoy St, San Diego CA 92111
CALIFORNIA	1660 Hotel Circle North # 321, San Diego CA 92108
CALIFORNIA	899 Pacific St San Luis Obispo 93401
CALIFORNIA	1021 South El Camino Real, San Mateo, CA 94402
CALIFORNIA	1140 Chapin-BG Ave., Suite 350, Burlingame, CA 94010
CALIFORNIA	800 El Camino Real, Suite 175, Menlo Park, CA
CALIFORNIA	2171 Junipero Serra Blvd.,
CALIFORNIA	1730 S. El Camino Real, 3rd Floor, Ste. A, San Mateo, CA 94402
CALIFORNIA	555 Marshall St., Redwood City, CA 94063

8

State	Physical Addresses
CALIFORNIA	3780 State St Santa Barbara 93105
CALIFORNIA	330 Soquel Ave., Santa Cruz, CA 95062
CALIFORNIA	1937 Main St., Watsonville, CA 95076
CALIFORNIA	4450 Capitola Road, Capitola, CA
CALIFORNIA	2425 Porter St., Suite 5, Soquel, CA 95073
CALIFORNIA	8035 Soquel Drive, Aptos, CA 95003
CALIFORNIA	3600 Glen Canyon Drive, Scotts Valley, CA
CALIFORNIA	1600 West St Redding 96001
CALIFORNIA	3333 Mendocino Ave., Suite 100, Santa Rosa, CA 95403
CALIFORNIA	9025 Old Redwood Hwy., Suite E, Windsor, CA 95492
CALIFORNIA	16316 Suite C Main St., Guerneville, CA 95446
CALIFORNIA	101 2nd St., Petaluma, CA
CALIFORNIA	6050 Commerce Blvd., Rohnert, CA
CALIFORNIA	30 North Street, Healdsburg, CA 95448
CALIFORNIA	475 Century Park Dr Ste A Yuba City 95991
CALIFORNIA	1889 Rice Ave Oxnard CA 93030
CALIFORNIA	305 West Ojai Ave, Ojai CA 93023
CALIFORNIA	2829 Townsgate Rd #103 Westlake Village CA 91361
CALIFORNIA	2497 Harbor #3 Ventura CA 93001
CALIFORNIA	5081 Bullion St Mariposa 95338
CALIFORNIA	1535 Harrison St., Oakland, CA94612
CALIFORNIA	6232 LaSalle Ave., Suite 3A Oakland, CA 94611
CALIFORNIA	1311 Sanguinetti Rd Sonora 95370
CALIFORNIA	7625 N Palm Ste 101 Fresno 93711
CALIFORNIA	4540 California Ave Bakersfield, 93309
CALIFORNIA	551 South Orchard Ave Ukiah 95482
CALIFORNIA	135 Main Street, Suite 1200, San Francisco, CA 94105
CALIFORNIA	565 Castro Street, San Francisco, CA 94114
CALIFORNIA	1580 Noriega Street, San Francisco, CA 94122
CALIFORNIA	1 Daniel Burnham Court, Suite 110C, San Francisco, CA 94109
CALIFORNIA	1900 Lombard Street, San Francisco, CA 94123
CALIFORNIA	299 West Portal, San Francisco, CA 94127
CALIFORNIA	1506 H St Modesto 95354
CALIFORNIA	1850 South Central Visalia, 93277
CALIFORNIA	600 Cottonwood Dr Woodland 95695
CALIFORNIA	12103 Sutton Way Grass Valley 95945
CALIFORNIA	260 Tres Pinos Road, Hollister, CA 95023
CALIFORNIA	1425 Main St, El Centro CA 92243
CALIFORNIA	1479 West Lacey Blvd Hanford, 93230
CALIFORNIA	735 Fourth St Eureka 95501
CALIFORNIA	520 N Central Ave, Glendale CA 91203
CALIFORNIA	6345 Balboa Bldg 4 #190 Encino CA 91316
CALIFORNIA	1008 West Ave M-4 #B Palmdale CA 93551
CALIFORNIA	3858 Carson St Torrance CA 90503
CALIFORNIA	25950 Valencia Blvd Valencia CA 91355

9

State	Physical Addresses
CALIFORNIA	101 E Glenoaks Glendale CA 91207
CALIFORNIA	425 W Broadway #300 Glendale CA 91204
CALIFORNIA	1405 N San Fernando Blvd Burbank CA 91504
CALIFORNIA	2 First American Way, Santa Ana, CA 92707
CALIFORNIA	501 H St Crescent City 95531
CALIFORNIA	180 Third St Lakeport 95453
CALIFORNIA	1 First American Way, Santa Ana, CA 92707
CALIFORNIA	1 First American Way, Santa Ana, CA 92707
CALIFORNIA	1252 S. Main Street, Yreka, CA 96097
CALIFORNIA	1 First American Way, Santa Ana, CA 92707
CALIFORNIA	350 Bon Air Center, Suite 200, Greenbrae, CA 94904
CALIFORNIA	384 Bel Marin Keys Blvd., Suite 120, Novato, CA 94949
CALIFORNIA	800 Suite 200 Delong, Novato, CA 94947
CALIFORNIA	781 Lincold Ave., San Rafael, CA
CALIFORNIA	10 S. Knoll Road Suite 2, Mill Valley, CA 94941
CALIFORNIA	1 First American Way, Santa Ana, CA 92707
FLORIDA	7360 Bryan Dairy Rd Ste 225 Largo FL 33777
FLORIDA	3180 Presidental Dr. Atlanta GA 30340
IDAHO	7311 Potomac Dr, Boise, ID 83704
IDAHO	211 West State Street, Boise, ID 83702
IDAHO	1500 S Washington Ave, #B, Emmett, ID 83617
IDAHO	660 E Franklin Rd, #120, Meridian, ID 83642
IDAHO	1250 Iron Eagle Dr, Suite 100, Eagle, ID 83616
IDAHO	55 Willowbrook Dr., Meridian, ID 83642
IDAHO	7265 Potomac Dr, Boise, ID 83704
IDAHO	7275 Potomac Dr, Boise, ID 83704
ILLINOIS	27775 Diehl Rd. Warrenville, IL 60555
KANSAS	4931 West 6th Street #124 Lawrence, KS COUNTYDouglas
KANSAS	114 South 4th Street Leavenworth, KS, - COUNTYLeavenworth
MISSOURI	6520 N. Oak Trafficway Kansas City
MISSOURI	791 Northeast Rice Road Lees Summit
KANSAS	2010 Forest AvenueGreat Bend
KANSAS	126 East 3rd Street Pratt
KANSAS	200 West Pine Columbus
KANSAS	205 Gunsmoke Street Dodge City
KANSAS	101 South Kansas Olathe
KANSAS	115 East Park Street, #100 Olathe
KANSAS	6300 West 95th Street Shawnee Mission
KANSAS	101 South Kansas Olathe
KANSAS	108 North Penn Independence
KANSAS	6300 West 95th Street Shawnee Mission
KANSAS	6300 W. 95th Street Shawnee Mission
KANSAS	204 West Central El Dorado
KANSAS	105 South Andover Road E Andover
KANSAS	1120 Rock Road Derby

10

State	Physical Addresses
KANSAS	6530 East 13th Street Wichita
KANSAS	8621 East 21st Street #150 Wichita
KANSAS	12221 East Central Wichita
KANSAS	434 North Main Street Wichita
KANSAS	2121 North Tyler, #201 Wichita
KANSAS	200 North Broadway #100 Wichita
MAINE	76 Atlantic Place, South Portland, ME 04106
MAINE	95 Main Street, Auburn, ME 04210
MAINE	22 Free Street, Portland, ME 04101
MASSACHUSETTS	62 Walnut Street, Wellesley, MA 02481
MINNESOTA	7777 Washington Ave. South, , Edina, MN, 55439
MINNESOTA	801 Nicollet Ste. 19, , Minneapolis, MN, 55402
MINNESOTA	322 West Superior Street
MINNESOTA	520 East Howard Street, #109
MINNESOTA	430 Northeast Third Avenue
MINNESOTA	7235 Ohms Lane
MINNESOTA	13911 Ridgedale Drive
MINNESOTA	7777 Washington Ave. South
MINNESOTA	14750 Cedar Avenue #103
MINNESOTA	200 Coon Rapids Blvd
MINNESOTA	840 West Broadway
MINNESOTA	140 North Birch St
MINNESOTA	7001 East Fish Lake Road
MINNESOTA	13911 Ridgedale Drive
MINNESOTA	1015 Hillside Avenue, #4
MINNESOTA	2015 North Rice Street,
MINNESOTA	600 25th Avenue South, #204
MINNESOTA	1811 Weir Drive, #170
MINNESOTA	430 Northeast Third Avenue
MISSISSIPPI	2309 17th St Gulfport MS 39501
MISSISSIPPI	1675 Lakeland Dr Riverhill Tower Ste 203 Jackson MS 39216
MISSOURI	1653 Larkin Williams Road
MISSOURI	667 Jeffco Boulevard,
NEVADA	1000 Caughlin Crossing St, Reno
NEVADA	1213 S. Carson St, Carson City
NEVADA	1503 Hwy 395, Gardnerville
NEVADA	1674 Hwy 395, Minden
NEVADA	180 Cassia Way, Henderson
NEVADA	195 Hwy 50, Zephyr Cove
NEVADA	2405 Pyramid Way, Sparks
NEVADA	2490 Paseo Verde, Henderson
NEVADA	2551 N. Green Valley Pkwy, Henderson
NEVADA	2696 Ann Road, N. Las Vegas
NEVADA	2715 Argent Avenue, Elko
NEVADA	315 Calais Drive, Mesquite

11

State	Physical Addresses
NEVADA	349 W. 4th St, Winnemucca
NEVADA	4455 S. Jones, Las Vegas
NEVADA	5310 Kietzke Lane, Reno
NEVADA	768 Aultman St., Ely
NEVADA	8275 S. Eastern, Las Vegas
NEVADA	940 Southwood Blvd, Incline Village
NEVADA	9436 W. Lake Mead Blvd, Las Vegas
NEW HAMPSHIRE	33 Jewell Ct., Suite 3, Portsmouth, NH 03801
NEW JERSEY	The Pavilions at Greentree, Ste. 301, Route 73, Marlton, NJ 08053
NEW JERSEY	5 GREENTREE CENTRE, MARLTON, NJ 08053
WASHINGTON	720 Third Ave., Suite 2020,Seattle, WA 98104
TEXAS	1710 South Dairy Ashford, Suite 110,Houston, TX 77077
PENNSYLVANIA	Lawyers Building,428 Forbes Ave., Suite 700,Pittsburgh, PA 15219
OHIO	495 South High St., Suite 240,Columbus, OH 43215
OHIO	The Halle Building,1228 Euclid Ave., Fourth FFloor,Cleveland, OH 44115
OHIO	1014 Vine St., Suite 1550,Cincinnati, OH 45202
OKLAHOMA	Main Office - 625 South Detroit/ Tulsa,OK 74120
OKLAHOMA	South Office - 6846 S Canton Ste.110/Tulsa, OK 74136
OKLAHOMA	Midtown Office - 2651 E 21st Street Ste 101/ Tulsa OK 74114
OKLAHOMA	Owasso Office - 9102 N. Garnett Road/ Owasso, OK 74055
OKLAHOMA	2016 West Houston/ Broken Arrow, OK 74012
OKLAHOMA	133 N.W. Eighth Street Oklahoma City, OK 73102
OREGON	200 SW Market St #250, Portland, OR 97201
OREGON	200 SW Market St #150, Portland, OR 97201
OREGON	200 SW Market St #250, Portland, OR 97201
OREGON	200 SW Market St #350, Portland, OR 97201
OREGON	1700 SW 4th Ave #101, Portland, OR 97201
OREGON	1700 SW 4th Ave #102, Portland, OR 97201
OREGON	1700 SW 4th Ave #103, Portland, OR 97201
OREGON	10735 SE Stark St, #100, Portland, OR 97216
OREGON	1500 NE Division St, Gresham, OR 97030
OREGON	2112 NE 42nd Ave, Portland, OR 97213
OREGON	825 NE Multnomah St, #275, Portland, OR 97232
OREGON	4650 SW Griffith Dr, Beaverton, OR 97005
OREGON	19075 NW Tanasbourne Dr, Hillsboro, OR 97124
OREGON	10260 SW Greenburg Rd, Portland, OR 97223
OREGON	6113 NE Cornel Rd, Hillsboro, OR 97124
OREGON	19719 Hwy 213, Oregon City, OR 97045
OREGON	15480 Boones Ferry Rd, Lake Oswego, OR 97035
OREGON	38740 SE Proctor Blvd, Sandy, OR 97055
OREGON	10117 SE Sunnyside Rd, #B, Clackamas, OR 97015
OREGON	E165 South Miller, Rockaway, OR 97136
OREGON	802 Main St, Tillamook, OR 97141
OREGON	780 2nd St, #2, Bandon, OR 97411
OREGON	454 Commercial Ave, Coos Bay, OR 97420

12

State	Physical Addresses
OREGON	23 N Coast Hwy, Newport, OR 97365
OREGON	2002 NW 36th St, Lincoln City, OR 97367
OREGON	185 Hwy 101, #A, Waldport, OR 97384
OREGON	395 SW Bluff Dr #100, Bend, OR 97702 (formerly 141 NW Greenwood Ave, #101, Bend, OR 97701)
OREGON	1330 SW Highland Ave, Redmond, OR 97756
OREGON	392 E Main St, #1, Sisters, OR 97759
OREGON	57080 Beaver Dr, Bldg 11, Sunriver, OR 97707
OREGON	320 SW Upper Terrace Drive, Bend, OR 97702
OREGON	422 Main St, Klamath Falls, OR 97601
OREGON	540 Center St, Lakeview, OR 97630
OREGON	118 NE C St, Grants Pass, OR 97526
OREGON	513 NE 6th, Grants Pass, OR 97526
OREGON	210 W Lister St, Cave Junction, OR 97523
OREGON	1225 Crater Lake Ave, #101, Medford, OR 97504
OREGON	305-A Shafer Lane, Jacksonville, OR 97530
OREGON	211 Pine Street, Unit C, Rogue River, OR 97537
OREGON	180 Lithia Way, #101, Ashland, OR 97520-1945
OREGON	29795 Ellensburg Ave, Gold Beach, OR 97444
OREGON	729 Chetco Ave, Brookings, OR 97415
OREGON	563 SE Main St, Roseburg, OR 97470
OREGON	600 Country Club Rd, Eugene, OR 97401
OREGON	4780 Village Plaza Lp #110, Eugene, OR 97401
OREGON	715 Hwy 101 North, Florence, OR 97439
OREGON	435 E Main St, Cottage Grove, OR 97424
OREGON	1011 Harlow Rd, Springfield, OR 97477
OREGON	775 NE Evans Street, McMinnville, OR 97128-3925
OREGON	515 E Hancock, Newberg, OR 97132
OREGON	216 E Virginia St, Stayton, OR 97383
OREGON	280 Liberty St SE #100, Salem, OR 97301
OREGON	280 Liberty St SE #206, Salem, OR 97301
OREGON	4625 Commercial St SE, Salem, OR 97306
OREGON	340 Vista Ave SE #305, Salem, OR 97302
OREGON	5605 Inland Shores Way N #108, Keizer, OR 97303
OREGON	681 Glatt Circle, Woodburn, OR 97071
OREGON	1161 North First Street, Stayton, OR 97383
OREGON	807 Main Street, Dallas, OR 97338
OREGON	2405 14th Ave SE #B, Albany, OR 97321
OREGON	32 East Airport Road #B, Lebanon, OR 97355
OREGON	405 NW 5th St #A, Corvallis, OR 97330
PENNSYLVANIA	480 PIERCE ST., NEW BRIDGER CENTER, KINGSTON, PA 18704
TEXAS	2626 HOWELL ST., DALLAS, TX 75204
TEXAS	2701 WEST PLANO PKWY, PLANO, TX 75075
TEXAS	1700 N. Valley Mills Dr Ste.2/ Waco TX 76710
TEXAS	2050 N 11 Street/ Beaumont TX 77703

13

State	Physical Addresses
TEXAS	2409 Summerhill Rd/ Texarkana TX 75501
TEXAS	3045 Lackland Rd #110/ Ft. Worth TX 76116
UTAH	330 EAST 400 SOUTH, Utah
UTAH	1 First American Way, Santa Ana, CA 92707
UTAH	TRANSFERRED TO 49-297
UTAH	1483 East Ridgeline Drive, South Ogden WEBER
UTAH	1755 Prospector Avenue, Park City SUMMIT
UTAH	2795 East Cottonwood Parkway, Salt Lake City SALT LAKE
UTAH	5434 South Freeway Park Drive, Riverdale WEBER
UTAH	585 West 500 South, Bountiful DAVIS
UTAH	70 South Main, Tooele TOOELE
UTAH	11 West Forest, Brigham City BOX ELDER
UTAH	1227 West 9000 South, West Jordan SALT LAKE
UTAH	1240 E. 100 South Bldg 22, St. George WASHINGTON
UTAH	1755 Prospector Avenue, Park City SUMMIT
UTAH	21 North 490 West, American Fork UTAH
UTAH	251 W. Riverpark Drive, Povo UTAH
UTAH	2725 East Parleys Way, Salt Lake City SALT LAKE
UTAH	3 South Main, Richfield SEVIER
UTAH	320 South 50 West, Ephraim SANPETE
UTAH	330 East 400 South, Salt Lake City SALT LAKE
UTAH	365 South Main, Cedar City IRON
UTAH	3981 South 700 East, Salt Lake City SALT LAKE
UTAH	560 South 300 East, Salt Lake City SALT LAKE
UTAH	578 South State, Orem UTAH
UTAH	579 West Heritage Park Blvd., Layton DAVIS
UTAH	58 East Main Street, Delta MILLARD
UTAH	585 West 500 South, Bountiful DAVIS
UTAH	5926 Fashion Pointe Drive, Ogden WEBER
UTAH	648 North 900 East, Spanish Fork UTAH
UTAH	6955 Union Park, Midvale SALT LAKE
UTAH	6995 South Union Park, Midvale SALT LAKE
UTAH	7050 Union Park Center, Midvale SALT LAKE
UTAH	81 South Main Street, Heber City WASATCH
UTAH	90 North Main, Fillmore MILLARD
VIRGINIA	685 Berkmar Ct, Suite 2, Charlottesville, VA 22901
MICHIGAN	100 South Jackson, Suite 102,Jackson, MI 49201
TEXAS	100 W. Southlake Blvd., Suite 410,Southlake, TX 76092
ARIZONA	10611 North Hayden Road, Ste. 106,Scottsdale, AZ 85260
NEW YORK	110 Pearl Street, 9th Floor,Buffalo, NY 14202
OHIO	110 Polaris Parkway,Westerville, OH 43082
ARIZONA	11022 N. 28th Drive, Suite 295,Phoenix, AZ 85029
FLORIDA	111 North Orange Avenue, Suite 1285,Orlando, FL 32801
ARIZONA	11209 North Tatum Boulevard, Suite 230,Phoenix, AZ 85028
WASHINGTON	11250 Kirkland Way, Suite 101,Kirkland, WA 98033

14

State	Physical Addresses
WASHINGTON	11400 S.E. 8th Street, Suite 250,Bellevue, WA 98004
MICHIGAN	11501 North Straits Highway,Cheboygan, MI 49721
MICHIGAN	138 South Cochran,Charlotte, MI 48813
TEXAS	14201 Memorial Drive, Suite 101,Houston, TX 77062
UTAH	150 East Social Hall Avenue, Suite 525,Salt Lake City, UT 84111
MICHIGAN	1523 S. US 131, Suite A,Petoskey, MI 49770
INDIANA	1544 45th Street,Munster, IN 46321
NEW YORK	16 E. Main Street #925,Rochester, NY 14614
TEXAS	16055 Space Center Boulevard, Suite 180,Houston, TX 77062
MICHIGAN	1650 W. Big Beaver Road,Troy, MI 48084
OHIO	1670 Fishinger Road,Columbus, OH 43221
OHIO	1720 Zollinger Road,Upper Arlington, OH 43221
ARIZONA	17215 N. 72nd Drive, Suite 120,Glendale, AZ 85308
OHIO	1730 Hill Road North,Pickerington, OH 43147
FLORIDA	1734 Main Street,Sarasota, FL 34236
INDIANA	174 Bracken Parkway,Hobart, IN 46342
NEW YORK	180 East Post Road,White Plains, NY 10601
PENNSYLVANIA	1818 Market Street, Suite 2530,Philadelphia, PA 19103
FLORIDA	1890 Havendale Blvd.,Winter Haven, FL 33881
FLORIDA	19321C U.S. Highway 19 North, # 410,Clearwater, FL 33764
TEXAS	1992 F.M. 407, Suite 100,Lewisville, TX 75077
MASSACHUSETTS	20 Burlington Mall Road, Suite 450,Burlington, MA 01803
ILLINOIS	200 N. LaSalle, Suite 2450,Chicago, IL 60601
TEXAS	2100 McKinney Avenue, Suite 1200,Dallas, TX 75201
MICHIGAN	211 East Buffalo Street,New Buffalo, MI 49117
MICHIGAN	215 N. Kalamazoo Street,Paw Paw, MI 49079
TEXAS	230 N. Denton Tap Road, Suite 112,Coppell, TX 75019
WASHINGTON	2300 East Valley Hwy., Suite C1,Renton, WA 98055
MICHIGAN	2342 Woodlake Drive,Okemos, MI 48864
WASHINGTON	2345 Eastlake Ave. E,Seattle, WA 98102
WASHINGTON	24401 104th Ave., SE #102,Kent, WA 98031
OHIO	250 Civic Center Drive, Suite 460,Columbus, OH
INDIANA	2500 Calumet Avenue,Valparaiso, IN 46383
MICHIGAN	2505 East Paris, Suite 170,Grand Rapids, MI 49546
OHIO	2855 Stone Circle Drive,Troy, OH 45373
MICHIGAN	2896 North Williamston, Suite 600,Williamston, MI 48895
OHIO	3046 Columbus-Lancaster Road,Lancaster, OH 43130
MICHIGAN	305 N. Winter Street,Adrian, MI 49221
MICHIGAN	315 N. Division Street,Traverse, MI 49684
MICHIGAN	315 S. Franklin Street,Greenville, MI 48838
MICHIGAN	32 East Bacon Street,Hillsdale, MI 49242
ARIZONA	3200 E. Camelback Road, Suite 105,Phoenix, AZ 85018
TEXAS	3200 Long Prairie Road, Suite A,Flower Mound, TX 75022
MICHIGAN	32300 Northwestern Highway, Suite 125,Farmington Hills, MI 48334
MICHIGAN	327 W. Main Street,Ionia, MI 48846

15

State	Physical Addresses
UTAH	330 East 400 South,Salt Lake City, UT 84111
TEXAS	3301 Eldorado Parkway, Suite 100,McKinney, TX 75070
INDIANA	3394 Willowcreek Road,Portage, IN 46383
FLORIDA	3410 Henderson Boulevard #200,Tampa, FL 33609
FLORIDA	3431 Henderson Boulevard,Tampa, FL 33609
MICHIGAN	3490 Belle Chase, Suite 140,Lansing, MI 48910
NEW YORK	351 South Warren Street, Suite 500,Syracuse, NY 13202
TEXAS	3516 Preston Road, Suite 100,Plano, TX 75093
OHIO	3578 Fishinger Boulevard,Hilliard, OH 43026
MICHIGAN	3597 Henry Street, Suite 100,Muskegon, MI 49441
INDIANA	373 Meridian Park Lane, Suite D,Greenwood, IN 46142
ILLINOIS	3759 W. 95th Street, Suite 1,Evergreen Park, IL 60805
ARIZONA	3933 South McClintock Drive, Suite 505,Tempe, AZ 85282
MARYLAND	401 East Pratt St.#800,Baltimore, MD 21202
OHIO	4051 Whipple Avenue,Canton, OH 44718
OHIO	409 East Monument Avenue, #204,Dayton, OH 45402
OHIO	4100 Regent St., Suite B,Columbus, OH 43219
MICHIGAN	4175 Parkway Place, Suite 104,Grandville, MI 49418
MICHIGAN	420 Main Street,St. Joseph, MI 49085
MICHIGAN	42400 Garfield Road, Suite B,Clinton Township, MI 48038
OHIO	4511 Rockside Road, #220,Independence, OH 44131
TEXAS	4650 Ratliff Lane,Addison, TX 75001
ILLINOIS	4849 West 167th Street, Suite 101,Oakforest, IL 60462
MICHIGAN	490 Century Lane,Holland, MI 49423
OHIO	50 South Main Street, #705,Akron, OH 44308
CALIFORNIA	520 N. Central Avenue,Glendale, CA 91203
CALIFORNIA	525 B Street, 15th Floor,San Diego, CA 92101
OHIO	570 Polaris Parkway, Suite 140,Westerville, OH 43082
TEXAS	5950 Berkshire Lane, Suite 125,Dallas, TX 75225
ARIZONA	6197 South Rural Rd., Suite 103,Tempe, AZ 85283
MICHIGAN	6230 Orchard Lake Road, Suite 110,West Bloomfield, MI 48322
MICHIGAN	6301 M-68,Indian River, MI 49749
MICHIGAN	6452 Millennium Drive, Suite 140,Lansing, MI 48917
INDIANA	650 Girls School Road #A-10,Indianapolis, IN 43240
ILLINOIS	6616 W. Sermak,Berwyn, IL 60402
ARIZONA	6909 E. Greenway Parkway, Suite 120,Scottsdale, AZ 85254
UTAH	7090 South Union Park Ave., #410,Midvale, UT 84047
MICHIGAN	721 East Main Street,Niles, MI 49120
OHIO	7240 Muirfield Drive,Dublin, OH 43017
ILLINOIS	750 Essington Road,Joliet, IL 60435
TEXAS	7517 Campbell Road, Suite 404,Dallas, TX 75248
MICHIGAN	830 West Lake Lansing Road, Suite 200,East Lansing, MI 48823
OHIO	8351 North High Street, Suite 150,Columbus, OH 43235
INDIANA	8356 Keystone Crossing #102,Indianapolis, IN 43240
FLORIDA	9015 Town Center Parkway, Suite 102,Lakewood Ranch, FL 34202

16

State	Physical Addresses
ARIZONA	91 N. Val Vista Drive, Suite 101,Gilbert, AZ 85234
MICHIGAN	950 Taylor Ave., Suite 150,Grand Haven, MI 49417
INDIANA	One Indiana Square, Suite 1640,Indianapolis, IN 46204
WASHINGTON. DC	One Lafayette Centre 1120 20th St., NW. Ste 725 S.,Washington DC 20036
ILLINOIS	One Parkview Plaza, Suite 650,Oakbrook Terrace, IL 60181
INDIANA	One Professional Center, Suite 215,Crown Point, IN 46307
MICHIGAN	Southpoint Mall 1089 South U.S. 27, #19A,St. Johns, MI 48879
ARIZONA	2451 East Baseline, Suite 440, Gilbert, AZ 85234
ARIZONA	2600 North Central Ave., Suite 1900,Phoenix, AZ 85004
CALIFORNIA	3355 Michelson Dr., Suite 300,Irvine, CA 92612
TEXAS	1801 Lakepointe Dr., Suite 111,Lewisville, TX 75057
MICHIGAN	1591 Galbraith Avenue,Grand Rapids, MI 49546
CALIFORNIA	3355 Michelson Dr., Suite 300,Irvine, CA 92612
FLORIDA	2075 Centre Pointe Boulevard,Tallahassee, FL 32308
CONNECTICUT	185 Asylum Street, Cityplace II, 10th Floor,Hartford, CT 06103
COLORADO	5995 Greenwood Plaza Blvd., Suite 110,Greenwood Village, CO 80111
COLORADO	950 South Cherry St., Suite 1200,Denver, CO 80246
CALIFORNIA	3 First American Way,Santa Ana, CA 92707
CALIFORNIA	1855 Gateway Blvd., Suite 360,Concord, CA 94520
CALIFORNIA	3 First American Way, Santa Ana, CA 92707
MISSOURI	1600 South Brentwood, Suite 220,St. Louis, MO 63144
MINNESOTA	7777 Washington Avenue South, Edina, MN 55439
MASSACHUSETTS	The Prudential Center,101 Huntington Ave., 13th Floor,Boston, MA 02199
ILLINOIS	27775 Diehl Road,Warrenville, IL 60555
IDAHO	7311 Potomac Drive,Boise, ID 83704
IDAHO	195 South Broadway,Blackfoot, ID 83221
GEORGIA	5775 Glenridge Dr., Suite A-210,Atlanta, GA 30328
UTAH	330 East 400 South,Salt Lake City, UT 84111
OREGON	1700 S.W. Fourth Ave., Suite 102, Portland, OR 97201
OHIO	Eaton Center Building, 1111 Superior Ave., Suite 700,Cleveland, OH 44114
NEW YORK	333 Earle Ovington Blvd., Suite 300,Uniondale, NY 11553
NEW MEXICO	2601 Louisiana Boulevard, N.E., Albuquerque, NM 87110
NEVADA	3760 Pecos McLeod Interconnect, Suite 7, Las Vegas, NV 89121
WISCONSIN	3330 University Ave., Second Floor, Madison, WI 53705
WASHINGTON	2101 Fourth Ave., Suite 800, Seattle, WA 98121
VIRGINIA	9990 Lee Hwy., Suite 550,Fairfax, VA 22030

17

EQUIPMENT SCHEDULE

SCHEDULE NO. 1

DATED THIS 29th DAY OF DECEMBER, 2004

TO MASTER LEASE FINANCING AGREEMENT DATED AS OF DECEMBER 29, 2004

Lessor & Mailing Address:	Lessee & Mailing Address:
GENERAL ELECTRIC CAPITAL CORPORATION,	FIRST AMERICAN TITLE INSURANCE
FOR ITSELF AND AS AGENT FOR CERTAIN	COMPANY
PARTICIPANTS	1 First American Way
401 Merritt Seven	Santa Ana, California 92707
Suite 23
Norwalk, Connecticut 06851-1177

This Equipment Schedule is executed pursuant to, and incorporates by reference the terms and conditions of, and capitalized terms not defined herein shall have the meanings assigned to them in, the Master Lease Financing Agreement identified above (“Agreement”; said Agreement and this Equipment Schedule being collectively referred to as “Lease”). This Equipment Schedule, incorporating by reference the Agreement, constitutes a separate instrument of lease.

A.	Equipment.

Pursuant to the terms of the Agreement, Lessor agrees to acquire and lease to Lessee the Equipment listed on Annex A attached hereto and made a part hereof.

B.	Financial Terms.

The financial terms of this Schedule are specified on Annex E attached hereto and made a part hereof.

C.	Insurance.

1.	Public Liability: $10,000,000, total liability per occurrence.

2.	Casualty and Property Damage: An amount equal to the higher of the Lease Balance or the full replacement cost of the Equipment.

D.	Amendment to Master Lease Financing Agreement.

Solely with respect to any item of the Equipment which is now or hereafter located in the State of Texas and for so long as such Equipment remains in the State of Texas, the Master Lease Financing Agreement and this Equipment Schedule are amended as follows:

1.	The following new Paragraphs (f) and (g) are added to Section 1:

(f) Lessor agrees, upon completion of the sale and leaseback of the Equipment as described in the foregoing Section 1(a) and no later than the Basic Term Commencement Date, to advance to Lessee an amount equal to the Capitalized Lessor’s Cost as set forth in the Schedule relating to the Equipment leased hereunder.

(g) Lessor and Lessee herein express their mutual understanding that this Agreement is entered into solely for the purposes of (1) effecting a refinancing of Lessee’s prior purchase and acquisition of the Equipment, and (2) providing Lessor with a security interest in the Equipment with regard to such refinancing.

2.	The following new Paragraph (d) is added to Section 2:

(d) If Lessee exercises the end of lease purchase option provided in Section 9, each payment of Rent made prior thereto shall be credited against the Equipment purchase price to be paid by Lessee pursuant to its exercise of such option.

3.	Section 9 is deleted and the following substituted in lieu thereof:

Upon the expiration of the Term of each Schedule, with respect to all and not less than all Equipment leased under all Schedules executed hereunder, Lessee shall (i) renew this Agreement, (ii) purchase the Equipment, (iii) transfer the Equipment, or (iv) extend the Term upon the following terms and conditions. Lessee may exercise the options pursuant to this Section 9 only if no Default or event which, with the giving of notice, or the lapse of time, or both, would constitute a Default, exists at any time during the period from the date of giving notice of the exercise of such option through and including the date the exercise of such option is effectuated.

(a) Purchase. On the Expiration Date, Lessee shall purchase the Equipment for an amount equal to (i) the Fixed Premium (as specified on the applicable Schedule), plus (ii) the aggregate amount of all Rent charged under this Lease from the Basic Term Commencement Date to the Expiration Date, plus (iii) all other sums due under this Agreement as of the Expiration Date, plus (iv) all taxes and changes upon sale and all other reasonable and documented out-of-pocket expenses incurred by Lessor or any other Affected Party in connection with such sale, plus (v) all Related Costs (the “Expiration Purchase Price”). All Rent paid by Lessee prior to the Expiration Date shall be credited against the Expiration Purchase Price in determining the cash amount payable to Lessor pursuant to Lessee’s exercise of this end of lease purchase option. Upon Lessee’s payment of the Expiration Purchase Price to Lessor, Lessor will release all of Lessor’s interest in the Equipment and the Additional Collateral. Lessor shall not be required to make and may specifically disclaim any representation or warranty as to the condition of the Equipment and other matters (except that Lessor shall warrant that it has conveyed whatever interest it received in the Equipment free and clear of any Lessor’s Liens). At Lessee’s expense, Lessor shall deliver to Lessee such Uniform Commercial Code Financing Statement Amendment Terminations as reasonably may be required in order to terminate any interest of Lessor in and to the Equipment and the Additional Collateral.

(b) Transfer. On the Expiration Date, Lessee shall transfer and deliver the Equipment to Lessor upon the following terms and conditions:

(1) Lessee shall (i) pay to Lessor on the Expiration Date, in addition to the scheduled Rent then due on such date and all other sums then due hereunder, a terminal rental adjustment amount equal to the Fixed Premium plus the Contingent Rent, and (ii) transfer and deliver the Equipment to Lessor, at such locations within the continental United States as Lessor shall direct. At the time of such

2

transfer and delivery, the Equipment shall satisfy the return conditions specified in Annex D attached to the Schedule. Lessee shall pay for all costs to comply with this Section 9(b)(1).

(2) Lessor shall arrange for the inspection of the Equipment on the Expiration Date to determine if the Equipment has been maintained and delivered by Lessee in accordance with the provisions of this Agreement. Lessee shall be responsible for the cost of such inspection and shall pay Lessor such amount as additional Rent within ten (10) days of demand. If the results of such inspection indicate that the Equipment has not been maintained or delivered by Lessee in accordance with the provisions of this Lease, Lessee shall pay to Lessor within ten (10) days of demand, as liquidated damages, the estimated cost (“Estimated Cost”) of servicing or repairing the Equipment.

(3) Thereafter, upon delivery by Lessee of the Equipment, Lessor and Lessee shall arrange for the commercially reasonable sale, scrap or other disposition of the Equipment, and Lessee shall provide any documentation to accomplish the same. Upon satisfaction of conditions specified in this Paragraph, Lessor will release all of Lessor’s interest in the Equipment and the Additional Collateral. Lessor shall not be required to make and may specifically disclaim any representation or warranty as to the condition of the Equipment and other matters (except the Lessor shall warrant that it has conveyed whatever interest it received in the Equipment free and clear of any Lessor’s Liens). Upon the sale, scrap or other disposition of the Equipment, and receipt by Lessor of the proceeds therefrom, Lessor shall promptly pay to Lessee (without regard to whether such proceeds equal, exceed or are less than the Residual Risk Amount) an amount equal to (a) the Residual Risk Amount (as specified in the applicable Schedule), less all reasonable and documented costs, expenses and fees, including storage, reasonable and necessary maintenance and other remarketing fees, and all applicable taxes (if any), incurred by Lessor or any other Affected Party in connection with the sale, scrap, or disposition of the Equipment less all Related Costs, plus (b) all proceeds, if any, of such sale, scrap or other disposition in excess of the Residual Risk Amount as so adjusted.

(c) Extension. If Lessee shall have exercised its option to renew this Agreement with respect to all available Renewal Terms, and Lessee shall not have exercised its option to return the Equipment or its purchase option pursuant to this Section, Lessee shall have the option, upon the expiration of all available Renewal Terms, to extend this Agreement with respect to all, but not less than all, of the Equipment for an additional term of twelve (12) months (the “Extension Term”) at a quarterly rental to be paid in arrears on each of the four (4) Rent Payment Dates following the last day of the final Renewal Term, and calculated as the sum of (i) that amount as is equal to the Lease Balance as of the expiration of the final Renewal Term, divided by four (4), plus (ii) interest on the Lease Balance outstanding from time to time during the Extension Term at the Extension Term Rate, in four (4) equal quarterly installments. Rent during the Extension Term shall be paid to Lessor in the manner set forth in Section 2(b) hereof. At the end of the Extension Term, provided that Lessee is not then in Default under this Agreement, Lessee shall purchase all, and not less than all, of such Equipment for $1.00 cash, together with all Rent and other sums then due on such date, plus all taxes and charges upon transfer (if any) and all other reasonable and documented expenses incurred by Lessor in

3

connection with such transfer. Upon satisfaction of the conditions specified in this Paragraph, Lessor will transfer on an AS IS BASIS, all of Lessor’s interest in and to the Equipment and shall release its interest in and to the Additional Collateral. Lessor shall not be required to make and may specifically disclaim any representation or warranty as to the condition of the Equipment and any other matters (except that Lessor shall warrant that it has conveyed whatever interest it received from Lessee in the Equipment free and clear of any Lessor’s Lien). At Lessee’s expense, Lessor shall execute and deliver to Lessee such Uniform Commercial Code Financing Statement Amendment Terminations as reasonably may be required in order to terminate any interest of Lessor in and to the Equipment and the Additional Collateral.

(d) Renewal. Lessee shall have the option, upon the expiration of the Basic Term, and/or upon the expiration of the first Renewal Term, to renew this Agreement for a Renewal Term with respect to all, but not less than all, of the Equipment leased under all Schedules executed hereunder at the Basic Term Rent.

(e) Notice of Election. Lessee shall give Lessor written notice of its election of the options specified in this Section not less than three hundred sixty-five (365) days before the expiration of the Basic Term or any exercised Renewal Term of the first Schedule to be executed under this Agreement (such day being herein referred to as the “Expiration Date”). Such election shall be effective with respect to all Equipment described on all Schedules executed hereunder. If Lessee fails timely to provide such notice, without further action Lessee automatically shall be deemed to have elected (1) to renew the Term of this Agreement pursuant to Paragraph (d) of this Section if a Renewal Term in then available hereunder, or (2) to purchase the Equipment pursuant to Paragraph (a) of this Section if any Renewal Term is not then available hereunder.

4.	The following new definitions are added to Section 19:

“Estimated Cost” shall have the meaning given such term in Section 9(b)(2) of this Agreement.

“Expiration Date” shall have the meaning given such term in Section 9(e) of this Agreement.

“Expiration Purchase Price” shall have the meaning given such term in Section 9(a) of this Agreement.

“Fixed Premium” shall have the meaning given such term in Annex E to the Schedule.

5.	On Annex E to the Schedule, the paragraph captioned “Lease Balance, Maximum Lessee Risk Amount and Maximum Lessor Risk Amount” is deleted and the following substituted in lieu thereof:

FIXED PREMIUM AND RESIDUAL RISK AMOUNT: The Fixed Premium and Residual Risk Amount with respect to the Equipment described on this Schedule are as follows:

End of Quarter	Fixed Premium	Residual Risk Amount
8	62.2552	50.6049
12	41.7237	35.2908
16	20.0000	15.6774

4

expressed as a percent of the Capitalized Lessor’s Cost of the Equipment. If Lessee exercises the option pursuant to Section 9(c) of the Agreement, the Lease Balance shall be reduced by the amount received by Lessor pursuant to clause (i) of Section 9(c) of the Agreement. Reductions shall be effective as of the date such payments are received by Lessor as provided in Section 2(b) of the Agreement and applied on the relevant Rent Payment Date.

Except as expressly set forth herein, the terms and conditions of the Agreement and this Equipment Schedule remain unmodified and in full force and effect.

This Schedule is not binding or effective with respect to the Agreement or Equipment until executed on behalf of Lessor and Lessee by authorized representatives of Lessor and Lessee, respectively.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

5

IN WITNESS WHEREOF, Lessee and Lessor have caused this Schedule to be executed by their duly authorized representatives as of the date first above written.

LESSOR:		LESSEE:
GENERAL ELECTRIC CAPITAL CORPORATION, FOR ITSELF AND AS AGENT FOR CERTAIN PARTICIPANTS		FIRST AMERICAN TITLE INSURANCE COMPANY

By:	/s/ Peter DiBiasi	By:	/s/ William G. Ergas
Name:	Peter DiBiasi	Name:	William G. Ergas
Title:	Duly Authorized Signatory	Title:	VP/Treasurer

Attest:

		By:	/s/ Max O. Valdes
		Name:	Max O. Valdes
		Title:	VP/Chief Accounting Officer

6

ANNEX A

TO

SCHEDULE NO. 1

DATED THIS 29th DAY OF DECEMBER, 2004

TO MASTER LEASE FINANCING AGREEMENT DATED AS OF DECEMBER 29, 2004

DESCRIPTION OF EQUIPMENT

Equipment: All furniture, fixtures, and equipment, including (but not limited to) the following located at the following locations:

ACCO storage units

acoustical panels

air compressors

air conditioning units

alarm systems

Apple Computers

Area Maps

ARM Pentium 400 CPUs

Artwork

AST Computers

automated document builders

automatic teller machine sirens

automatic teller machines

awnings

Back Pack Parallels

Backup Tape Drives

batteries

Binding Machines

Bio Pheumatic Lift Chairs

blinds

bookcases

Brother Printers

Bulk Mailing SW

cabinets

cables

calculators

Cap Desks

carpet

Cash Drawers

CD players

CD wire racks

Cellular Telephones

chairs

Chalk Boards

clocks

Coat Racks

coffeemakers

Compaq Deskpro 575 Computers

computer equipment

computer hard drives

computer memory

computer mice

Computer Stands

computer supplies

computer tapes

Computer Workstation

Computersamerica Servers

Conference Tables

Continuous Form Signers

Copier Tables

copiers

cornice boards

couches

coupling kits

Craden Printers

credenzas

Credit Manager 11 1200s

Credit Prompters

cubicles

Data Com Cables

data equipment

data lines

data processing equipment

decorations

Dell XPS T500 Mhz Pentiums

desks

Desks w/ Returns

dining room sets

dishwashers

disk controllers

display cabinets

disposals

Electrical Wiring

e-mail systems

Epson Stylus Clr Printers

escrow systems

Ethernet cards

Executive Chairs

fans

Fast Web consulting systems

fax boards

fax cartridges

Fax Machine Upgrades

fax machines

fax servers

file drawers

Fire Proof Files

Flags

forklifts

Furniture

Furniture & Equipment SF

generators

glass desk tops

hot water dispensers

HP Laserjet 4s

hutches

IBM Typewriters

IBM Wheelwriters

ice machines

Imagewriters

imaging systems

Intertel Phone Install

2

intranetware

keyboards

Kitchen Tables

ladders

laminators

lamps

lan lines

Lans Fax w/ Server

Large Folding Tables

Laser 5SI Printers

Laser Jet Printers

Laser Wires

Laserjet 800N Printers w/ 2/500 Sheet Bin & 3yr warranty

Lateral Files

library equipment

light fixtures

Lindsey-Ferrari furniture

Log Solution Hardware

logos

loveseats

mail room equipment

memory

Microwave Carts

microwaves

mirrors

Mita Faxs w/ tray

Mobiltech Car Phones

modems

monitor stands

monitors

Mosaic Hangings

motherboards

Neopost Postage Machines

nerve centers

netware

network components

Office Furniture

office support tools

Olympia Manual Typewriters

optical platters

P200 32MB 1/2 G w/Mon

Pactel Phone Systems

paging systems

paintings

panels

paper drills

Papercutters

parking lot attendant booth

pedestals

Phone Cards

phone headsets

photography equipment

pictures

Pictures and Paintings

PII266s 64MB 2.5G

Pitney Bowes Postage Machines

Plants and New Pots

3

port serial adapters

postal equipment

power supplies

PowerMac Computers and Monitors

Printer Cables

Printer HP Laserjets

printer memory

printer stands

Printer Tables

Printer-HWP Deskwriters

printers

Printers Ikidata ML 590

prints

Pritner HP 800Ns w/ Tray & Mailbox

projectors

Proline Pent Computers

rack cabinets

recorders/transcribers

Refrige Avanti

refrigerators

roll film carriers

Round End Tables

routers

rugs

scanners

Secretary Chairs

Secretary Returns

security systems

servers

service bars

sheet feeders

shelves

shredders

Side Chairs

signs

Small Folding Tables

sorters

Space Stations

Speaker Phone

Steno Chairs

Steno Desks

Steno Desks w/ Lamps

Storage Cabinets

Storage Shelves

storage units

surge and spike protectors

Swivel Chairs

tables

Tabletop Mailbox w/ envelope Feed & Stand

tape backups

Tape510 Tripack-B/U Units

Telephone Installation

telephone systems

televisions

Teller Counters

Tile

toners

4

tools

Trade Show Booths

trash cans

Typewriter Stands

typewriters

Unisys PW300 PCs

Unisys Terminals

V Shaped Desks

vacuum cleaners

vases

velobinders

Vertical Blinds w/ Valences

video cassette recorders

video conference equipment

virus scan programs

Wall Clocks

Wallpaper

WAN equipment

wanreader laser guns

water coolers

white boards

Wilson Shredders

window dressings

wiring

Workstation Lights

workstations

5

EQUIPMENT LOCATIONS:

State	Physical Addresses
CALIFORNIA	2 First American Way, Santa Ana, CA 92707
CALIFORNIA	2 First American Way, Santa Ana, CA 92707
CALIFORNIA	2 First American Way, Santa Ana, CA 92707
CALIFORNIA	2 First American Way, Santa Ana, CA 92707
CALIFORNIA	2 First American Way, Santa Ana, CA 92707
CALIFORNIA	1 First American Way, Santa Ana, CA 92707
CALIFORNIA	1 First American Way, Santa Ana, CA 92707
CONNECTICUT	185 Asylum Street, Cityplace II, Hartford, CT 06103
FLORIDA	1983 Centre Point Blvd., Tallahassee FL 32308
FLORIDA	2075 Centre Point Blvd. Tallahassee FL 32308
FLORIDA	7360 Bryan Dairy Rd.,Ste.200;Largo,FL
FLORIDA	1555 Kingsley Avenue, Ste 302;Orange Park,FL 32073
FLORIDA	3563 Phillips Hwy,Bldg E,Ste 504;Jacksonville, FL 32207
FLORIDA	11240 Park Blvd;Seminole, Fl 33772
FLORIDA	13903 Carrollwood Village Run;Tampa,FL 33624
FLORIDA	1395 Oakfield Dr.; Brandon FL 33511
FLORIDA	14100 Walsingham Rd,Ste 14;Largo, FL 33774
FLORIDA	2469 Sunset Point Rd;Ste 100;Clearwater,FL 33765
FLORIDA	26240 Wesley Chapel Blvd;Lutz,Fl 33559
FLORIDA	3209 Tampa Rd;Palm Harbor, FL 34684
FLORIDA	7292 4th St North,Ste A;St. Petersburg,FL 33702
FLORIDA	7360 Bryan Dairy Road, Suite 225 Largo FL 33777
FLORIDA	8905 Regents Park Dr,Ste 230;Tampa, FL 33647
FLORIDA	1041 US Hwy 41 Bypass South;Venice,FL 34292
FLORIDA	10910 SR 70 East, Ste 101;Bradenton,Fl 34202
FLORIDA	1824 59th St West;Bradenton, FL 34209
FLORIDA	4141 S. Tamiami Trail,Ste 1;Sarasota, FL 34231
FLORIDA	1931 Tamiami Trail,Unit 7;Pt. Charlotte,FL 33948
FLORIDA	3013 Del Prado Blvd,Ste 6;Cape Coral,FL 33904
FLORIDA	3411 Bonita Beach Rd, Ste 302;Bonita Springs,FL 34134
FLORIDA	4964 Tamiami Trail No. Naples FL 34103
FLORIDA	5000 Tamiami Trail North;Naples, FL 34103
FLORIDA	8931 Conference Dr,Ste 6;Ft. Myers,FL 33919
FLORIDA	158 US Hwy 98, Eastpoint, Florida 32328
FLORIDA	10935 SE 177th Place,Ste 302; Summerfield, FL 34491
FLORIDA	213 Courthouse Sq.;Inverness, FL 34450
FLORIDA	216 NE 1st Ave Ocala FL 34470
FLORIDA	300 North Marion St.;Lake City, FL 32055
FLORIDA	109 N 2nd Street; Ft. Pierce, FL 34950
FLORIDA	11440 N Kendall Dr,Suite 403;Miami, FL 33176
FLORIDA	1801 Centre Park Dr,Ste 150;West Palm Beach,Fl 33401
FLORIDA	1851 NW 125th Ave,Ste 200;Pembroke Pines,FL 33028
FLORIDA	1949 N University Dr.; Coral Springs, FL 33071

State	Physical Addresses
FLORIDA	201 SW Pt. St. Lucie Blvd, Ste. 205; Port St. Lucie, FL 34984
FLORIDA	2048 E. Sample Rd. Lighthouse Point, FL 33064
FLORIDA	2080 W.Indiantown Rd,Ste 200;Jupiter, FL 33458
FLORIDA	5481 N.E. St.James Blvd;Pt. St Lucie,FL 34983
FLORIDA	729 S. Federal Hwy, Suite 103; Stuart, FL 34994
FLORIDA	12780 Waterford Lakes Pkwy,Ste 135; Orlando,FL 32828
FLORIDA	1560 Orange Ave, Ste 450;Orlando, FL
FLORIDA	1768 Park Center Dr,Suite 240;Orlando, FL 32835
FLORIDA	2001 9th Ave, Ste 108;Vero Beach, FL 32960
FLORIDA	2020 N Highway A1A,Ste 110;Indian Harbor,FL 32937
FLORIDA	206 W. Oak Street,Suite B,Kissimmee,FL 34741
FLORIDA	314 Ave K,SE; Winter Haven, FL 33880
FLORIDA	841 Douglas Ave.Ste 100;Altamonte Springs,FL 32714
FLORIDA	870 S. Sun Drive Ste 1072;Lake Mary, FL 32746
FLORIDA	990 B US Hwy 1; Sebastian, FL 32958
FLORIDA	11-A W. 23rd St;Panama City,FL 32405
FLORIDA	1308 W. North Blvd.;Leesburg, FL 34748
FLORIDA	1343 Brickyard Road, Suite A; Chipley, FL 32428
FLORIDA	150 Warren Circle Ste. 3, Jacksonville, FL 32259
FLORIDA	1930 North Donnelly Street;Mt. Dora, FL 32757
FLORIDA	2065 Airport Blvd,Ste 200;Pensacola,Fl 32504
FLORIDA	220 St Johns Ave.;Palatka, FL 32177
FLORIDA	24 S. 5th Street Fernandina Beach FL 32034
FLORIDA	2518 Hwy 77,Ste A;Lynn Haven,FL 32444
FLORIDA	3514 S. Atlantic Ave;New Smyrna Beach,FL 32169
FLORIDA	429 S. Tyndall Pkwy,Suite D;Callaway,FL 32404
FLORIDA	555 West Granada Blvd.Ste H-12 Ormond Bch,FL 32174
FLORIDA	619 E. Nelson Ave.;Defuniak Sprgs,FL 32433
FLORIDA	625 N. Eglin Pkwy; Ft. Walton Beach, FL 32547
FLORIDA	6921 Navarre Pkwy;Navarre, fL 32566
FLORIDA	710 Third Ave,Unit 1,2&3;New Smyrna, FL 32169
FLORIDA	730 Bayfront Pkwy;Pensacola,Fl 32502-6251
FLORIDA	733 Dunlawton Ave,Ste 1A;Pt Orange,Fl 32127
FLORIDA	8128 Front Beach Rd,Ste A;Panama City,Fl 32405
FLORIDA	813 Deltona Blvd.,Ste A;Deltona, FL 32725
FLORIDA	93 Orange Street; St. Augustine, FL 32084
FLORIDA	9440 Phillips Hwy, Ste 7;Jacksonville, FL 32256
FLORIDA	2233 Lee Rd.,Ste 101, Winter Park, FL 32789
FLORIDA	2101 Park Center Drive, Suite 100 Orlando FL 32835
FLORIDA	7340 Bryan Dairy Road, Suite 200 Largo FL 33777
FLORIDA	4477 Legendary Drive,Ste 101;Destin, FL 32541
FLORIDA	1001 E Business Hwy 98; Panama City, FL 32401
FLORIDA	13450 W Sunrise Blvd #300; Sunrise, FL 33323
FLORIDA	14400 NW 77th Ct #301; Miami Lakes, FL 33016
FLORIDA	1802 Broadway; Ft. Myers, FL 33901

2

State	Physical Addresses
FLORIDA	211-B N Amelia Ave; Deland, FL 32724
FLORIDA	215 SE 2nd Ave; Gainesville, FL 32601
FLORIDA	2233 Lee Road #110,101,210; Winter Park, FL 32789
FLORIDA	2620 S Tamiami Trail #300; Sarasota, FL 34239
FLORIDA	3233 Commerce Place #A; West Palm Beach, FL 33407
FLORIDA	3465 Bonita Bch.Rd.#118; Bonita Beach, FL 34134
FLORIDA	416 Ash St; Fernandina Beach, FL 32034
FLORIDA	4586 E Hwy 20; Niceville, FL 32578
FLORIDA	7360 Bryan Dairy Road #225; Largo, FL 33777
FLORIDA	2211 Lee Rd.,Ste 211;Winter Park, FL 32789
FLORIDA	19 Old Kings Rd. North,Ste C105; Palm Coast,FL 32137
FLORIDA	25400 US Hwy 19 N #135, Clearwater, FL 33763
FLORIDA	1648 Periwinkle Way,Ste A; Sanibel Island, FL 33957
FLORIDA	24520 Production Circle,Ste 4;Bonita Springs, FL 34135
FLORIDA	9311 College Parkway,Ste 2; Ft. Myers, FL 33919
ALABAMA	300 Office Park Dr,Ste 175;Birmingham, Al 35223
GEORGIA	5775 Glendridge Dr. NE,Ste A200;Altanta,GA 30326
INDIANA	3602 Northgate Court,Ste 27;New Albany, IN 47150
KENTUCKY	10350 Ormsby Park Place,Ste 105;Louisville,KY 40223
KENTUCKY	1240 Ashley Circle;Bowling Green, KY 42104
KENTUCKY	530 Frederica St;Owensboro, KY 42301
KENTUCKY	800 East High Street;Lexington, KY 40502
KENTUCKY	100 Fountain Ave;Paducah, KY 42001
KENTUCKY	2220 Grand View Drive Ft Mitchell KY 41017
KENTUCKY	9600 Brownsboro Rd,Ste 304;Louisville, KY 40241
LOUISIANA	510 Bienville Street New Orleans LA 70130
MISSISSIPPI	1675 Lakeland Dr,Riverhill Tower, 1st Floor Jackson MS 39216
N CAROLINA	629 Green Valley Rd,Ste 212;Greensboro, NC 27408
PUERTO RICO	268 Ponce De Leon Ave., San Juan Puerto Rico
S CAROLINA	200 Ceter Point Circle,Ste 250;Columbia,SC 29210
TENNESSEE	303 Centre Ave,Ste C;Dickson, TN 37055
TENNESSEE	501 Corporate Center Dr,Ste 100;Franklin, TN 37067
TENNESSEE	606 W. Main St;Ste 250;Knoxville, TN 37902
TENNESSEE	6077 Primacy Parkway, Ste 100 Memphis TN 38119
TENNESSEE	6086 Shallowford Rd,Ste 102;Chattanooga, TN
TENNESSEE	Six Cadillac Dr,Ste 190;Brentwood, TN 37027
TENNESSEE	185 North Main St,Ste 101;Collierville,TN 38017
TENNESSEE	6465 Quail Hollow,Ste 300;Memphis, TN 38120
ILLINOIS	30 N. LaSalle Street, Suite 31, Chicago, IL 60602
ILLINOIS	27775 Diehl Rd. Warrenville, IL 60555
MASSACHUTES	The Prudential Center, 101 Huntington Avenue, Boston, MA 02199
MINNESOTA	7777 Washington Avenue South Edina, MN 55439
MISSOURI	12360 Manchester Rd., Suite 100 St. Louis, MO 63131
NEW MEXICO	2601 Louisiana Blvd NE/ Albuquerque NM 87110
NEW MEXICO	220 Otero Drawer S/ Santa Fe NM 87501

3

State	Physical Addresses
NEW MEXICO	528 Don Gaspar Avenue/ Santa Fe NM 87501
NEW MEXICO	3569 Zafarano/ Santa Fe NM 87505
NEW MEXICO	3600 Rodeo Lane Ste.A-1/ Santa Fe NM 87507
NEW MEXICO	2601 Louisiana Blvd NE/ Albuquerque NM 87110
PENNSYLVANIA	The Atrium Building, 234 Mall Boulevard, King of Prussia, PA 19406
TEXAS	1500 S Dairy Ashford/ Houston TX 77077
TEXAS	2703 S Hwy 6 / Houston, TX 77082
TEXAS	10801-2 Mopac N Ste.410/ Austin, TX 78759
TEXAS	1234 Lake Shore Dr Ste.750-D/ Coppel, TX 75019
TEXAS	16770 Park Row Ste 120/ Houston, TX 77084
TEXAS	823 E Nakoma Ste.98 / San Antonio, TX 78216
TEXAS	2711 LBJ Frwy Ste.650 / Dallas, TX 75234
TEXAS	521 N Sam Houston Pkwy E Ste.425/ Houston, TX 77060
TEXAS	201 Main Street Ste 600/ Ft. Worth TX 76102
TEXAS	801 N El Paso Street/ El Paso TX 79902
TEXAS	2200 Lee Trevino Ste A-4/ El Paso Tx 79936
TEXAS	9101 Dyer Street/ El Paso Tx 79924
TEXAS	2267 Trawood Ste E4/ El Paso TX 79935
TEXAS	1397 Dominion Plaza/ Tyler, TX 75703
TEXAS	4518 Everhart Rd/ Corpus Christi TX 78411
TEXAS	200 S Alister/ Port Aransas TX 78373
TEXAS	904 Memorial Parkway Ste B/ Portland TX 78374
TEXAS	5306 Holly Ste B/ Corpus Christi TX 78411
TEXAS	14617 S. Padre Island Dr./ Corpus Christi TX 78418
TEXAS	201 Main Street Ste 900/ Ft. Worth TX 76102
TEXAS	251 SW Wilshire Blvd Ste.115/ Burleson, TX 76028
TEXAS	602 Grapevine Hwy/ Hurst, TX 76054
TEXAS	2718 S. Hullen Ste.210/ Ft. Worth TX 76109
TEXAS	4722 Little Rd/ Arlington, TX 76017
TEXAS	1100 Dallas Drive Ste.112/ Denton, TX 76205
TEXAS	1280 S. Why 377/ Pilot Point TX 76258
TEXAS	3634 Long Prairie Rd Ste.116/ Flower Mound TX 75022
TEXAS	9110 IH-10 W #150/ San Antonio TX 78230
TEXAS	12400 Hwy 281 N Ste.300/ San Antonio TX 78216
TEXAS	4917 FM 3009/ Schertz, TX 78154
TEXAS	1919 NW Loop 410 Ste.200/ San Antonio TX 78213
TEXAS	228 S Seguin Street/ New Braunfels TX 78130
TEXAS	202 N Camp #110/ Seguin TX 78155
TEXAS	6454 N New Braunfels/ San Antonio TX 78209
TEXAS	18720 Stone Oak Pkwy #201/ San Antonio TX 78258
TEXAS	8300 N Mopac Ste.150/ Austin TX 78759
TEXAS	1221 South Mopac Ste 150/ Austin TX 78746
TEXAS	10920 Lakeline Mall Drive Ste.200/ Austin TX 78717
TEXAS	2120 North Mays Ste.450/ Round Rock TX 78664
TEXAS	1913 Ranch Road 620 South #101/ Austin TX 78734

4

State	Physical Addresses
TEXAS	20503 Dawn Drive/ Lago Vista TX 78645
TEXAS	3834 Spicewood Springs Road/ Austin TX 78759
TEXAS	115 W 9th Street/ Georgetown TX 78626
TEXAS	1900 FM 967 Ste.A/ Buda TX 78610
TEXAS	2050-A East Hwy 290/ Dripping Springs TX 78620
TEXAS	2520 Research Forest Drive Ste.110/ The Woodlands TX 77381
TEXAS	9800 Centre Parkway Ste.100/ Houston TX 77036
TEXAS	4550 FM 1960 W/ Houston TX 77069
TEXAS	16010 Barkers Point Ln Ste.200/ Houston TX 77079
TEXAS	520 Post Oak Blve Ste.100/ Houston TX 77027
TEXAS	3411 Richmond Ave Ste.110/Houston TX 77046
TEXAS	8201 Cypresswood Ste.101/ Spring TX 77379
TEXAS	4443 Town Center Place/ Kingwood TX 77339
TEXAS	3205 West Davis Bldg B100/ Conroe TX 77301
TEXAS	1305 FM 359/ Richmond TX 77469
TEXAS	2205 Williams Trace Blvd Ste.101/ Sugar Land TX 77478
TEXAS	14011 Park Drive Ste.114/ Tomball TX 77375
UTAH	330 EAST 400 SOUTH, Utah
VIRGINIA	3859 Centerview Drive, Suite 300, Chantilly, VA 20151-3232
WASHINGTON	40 E Trent Ave, Spokane, WA 99202
WASHINGTON	N. 1020 Washington, Spokane, WA 99201
WASHINGTON	N. 7407 Division Street, #A, Spokane, WA 99208 (North Office)
WASHINGTON	E. 12209 Mission Avenue, #3, Spokane, WA 99206 (Valley Office)
WASHINGTON	215 N Commercial St, Bellingham, WA 98225
WASHINGTON	1014 Main St, Vancouver, WA 98660
WASHINGTON	16701 SE McGillivray Blvd, #100,Vancouver, WA 98683 (Fishers Landing)
WASHINGTON	7710 NE Greenwood Dr, Vancouver, WA 98662 (Van Mal)
WASHINGTON	2103 NE 129th St, #100, Vancouver WA 98686 (Salmon Creek)
WASHINGTON	4200 - 6th Ave., #201, Lacey, WA 98503
WASHINGTON	215 W Railroad Ave, Shelton, WA 98584
WASHINGTON	3888 NW Randall Way, Silverdale, WA 98383
WASHINGTON	1050 Hilderbrand Lane NE #102, Bainbridge Island, WA 98110
WASHINGTON	3311 Bethel Rd SE, Port Orchard, WA 98366
WASHINGTON	645 - 4th Street, #201, Bremerton, WA 98337
WASHINGTON	1006 W Robert Bush Dr, South Bend, WA 98586
WASHINGTON	120 N. Naches Ave., Yakima, WA 98901
WASHINGTON	4001 Summitview Ave, #2D, Yakima, WA 98908
WASHINGTON	16 South Mission, Wenatchee, WA 98801
WASHINGTON	220 Johnson Ave., #A, Chelan, WA 98816-9160
WASHINGTON	940 Highway 2, #F, Leavenworth, WA 98826
WASHINGTON	2917 Pacific Ave, Everett, WA 98201
WASHINGTON	19400 33rd Ave W, #100 & #101Lynnwood, WA 98036
WASHINGTON	601 State Ave, Marysville, WA 98270
WASHINGTON	22232 17th Ave SE, #305, Bothell, WA 98021
WASHINGTON	210 5th Ave S, #206, Edmonds, WA 98020

5

State	Physical Addresses
WASHINGTON	3866 S 74th St, Tacoma, WA 98409
WASHINGTON	5620 112th St E, #126, Puyallup, WA 98373
WASHINGTON	5775 Soundview Dr NW, #201C, Gig Harbor, WA 98335
WASHINGTON	3911 - 9th Street SW, Puyallup, WA 98373 (Gateway)
WASHINGTON	2101 4th Ave, #800, Seattle, WA 98121
WASHINGTON	13010 NE 20th St, #A, Bellevue, WA 98005
WASHINGTON	33600 6th Ave S, #105, Federal Way, WA 98003
WASHINGTON	9750 3rd Ave NE, #125, Seattle, WA 98115
WASHINGTON	24105 SE Kent-Kangley Rd, Maple Valley, WA 98038
WASHINGTON	401 Parkplace Center, Kirkland, WA 98033
WASHINGTON	830 6th St. S, Kirkland, WA 98033 (@ REMAX office)
WYOMING	120 N Center, Casper, WY 82601
WYOMING	424 S Elm Street, Lusk, WY 82225
WYOMING	961 Gilchrist St, Wheatland, WY 82201
WYOMING	120 N Center, Casper, WY 82601
CALIFORNIA	1004 W. Taft Ave., Orange, CA 92865, 321 Warren Ave., Fremont, CA 94539, 7502 Lakewood Drive West, Suite C, Lakewood, WA 98499
COLORADO	9221 Lake Sparrow Drive,Highlands Ranch, CO 80126
CALIFORNIA	3 First American Way,Santa Ana, CA 92707
CALIFORNIA	4416 Willow Glen Court,Concord, CA 94521
CALIFORNIA	5451 Avenida Encinas, Suite H,Carlsbad, CA 92008
MINNESOTA	International Plaza,7900 International Dr., Suite 500,Bloomington, MN 55425
CALIFORNIA	1 First American Way,Santa Ana, CA 92707
CALIFORNIA	1 First American Way, Santa Ana, CA 92707
TENNESSEE	11121 Kingston Pike, Suites B, D, E & F Knoxville, TN 37922
TENNESSEE	500 West Summit Hill Drive Knoxville, TN 37902
TENNESSEE	166-D Market Place Boulevard Knoxville, TN 37922
TENNESSEE	1225 Weisgarber Road Knoxville, TN 37909
ARIZONA	2213 Stockton Hill Rd, Kingman
ARIZONA	2340 Highway 95, Bullhead City
ARIZONA	5635 Highway 95, Bullhead City
ARIZONA	72 S. Lake Havasu Ave, Lake Havasu City
ARIZONA	105 West 16th Street, Yuma
ARIZONA	106 Roadrunner Drive, Sedona
ARIZONA	1578 N. Highway 89, Chino Valley
ARIZONA	1684 E. Wht. Mtn. Blvd., Pinetop
ARIZONA	1729 N Trekell Rd, Casa Grande
ARIZONA	1801 W. Deuce of Clubs, Show Low
ARIZONA	2101 N. Fourth St., Flagstaff
ARIZONA	2115 U.S. Highway 60 , Miami
ARIZONA	2841 E. Highway 260, Overgaard
ARIZONA	288 N. Ironwood, Apache Junction
ARIZONA	300 W. Third St., Winslow
ARIZONA	403 N. Agassiz, Flagstaff
ARIZONA	404 E. Main St, Springerville

6

State	Physical Addresses
ARIZONA	600 West Gurley Street, Prescott
ARIZONA	610 E. Highway 260, Payson
ARIZONA	6877 Kings Ranch Rd., Gold Canyon
ARIZONA	7750 E. Florentine Road, Prescott Valley
ARIZONA	813 Cove Parkway, Cottonwood
ARIZONA	862 Vista, Page
ARIZONA	Old Stone House, Hwy 87, Pine
CALIFORNIA	2089 Rose St., Berkeley, CA 94709
CALIFORNIA	2687 Castro Valley Blvd., Castro Valley, CA 94546
CALIFORNIA	6665 Owens Drive, Pleasanton, CA 94588
CALIFORNIA	39650 Liberty St., Fremont, CA
CALIFORNIA	871A Island Drive, Alameda, CA
CALIFORNIA	4900 Hopyard Rd., #250 Pleasanton, CA 94588
CALIFORNIA	900 Main Street, Suite 200, Pleasanton, CA 94566
CALIFORNIA	6681 Owens Drive, Pleasanton, CA 94588
CALIFORNIA	431 Florence St., Suite 100/200, Palo Alto, CA
CALIFORNIA	264 Saratoga Ave., Los Gatos, CA
CALIFORNIA	17015 Walnut Grove Dr., Morgan Hill, CA
CALIFORNIA	12772 Saratoga Rd., Saratoga, CA
CALIFORNIA	12880 Saratoga-Sunnyvale Road., Suite G, Saratoga, CA
CALIFORNIA	1702 “J” Meridian Ave., San Jose, CA
CALIFORNIA	1845 Hamilton Ave., San Jose, CA
CALIFORNIA	2110 S. Bascom Ave., Campbell, CA
CALIFORNIA	2990 E. Capital Expressway, San Jose, CA
CALIFORNIA	20545 Valley Green Drive, Cupertino, CA
CALIFORNIA	496 First St., Los Altos, CA
CALIFORNIA	161 S. San Antonio Road, Suite 5, 6A, 10, Los Altos, CA
CALIFORNIA	1096 Blossom Hill Rd., San Jose, CA
CALIFORNIA	2075 Bering Drive #L, San Jose, CA
CALIFORNIA	1737 Nort First St., Suite 100, 400, 500, San Jose, CA 95112
CALIFORNIA	5829 Lone Tree Way, Suite H, Antioch, CA
CALIFORNIA	1850 Mt. Diablo Blvd., #100, 106, 300, 330, Walnut Creek, CA 94596
CALIFORNIA	8 Camino Encinas Suite 120, Orinda, CA 94563
CALIFORNIA	588 San Ramon Valley Blvd., Suite 202, Danville, CA 94526
CALIFORNIA	3220 Blume Dr. Suite 260, Richmond, CA 94806
CALIFORNIA	1355 Willow Way, #100, #101, #115, Concord, CA 94520
CALIFORNIA	395 Hartz Ave., Danville, CA 94526
CALIFORNIA	1181 Central Blvd., Brentwood, CA
CALIFORNIA	1111 Civic Drive, Suite 275, Walnut Creek, CA
CALIFORNIA	2333 San Ramon Blvd., San Ramon, CA
CALIFORNIA	3201 Danville Blvd., Suite#190, #170, Alamo, CA
CALIFORNIA	2401 Shadelands Drive Suite#130, #150, Walnut Creek, CA 94598
CALIFORNIA	2300 Boynton Ave., Fairfield, CA
CALIFORNIA	785 Alamo Drive., Suite 180, Vacaville, CA
CALIFORNIA	601 First St., Suite 200, Benicia, CA

7

State	Physical Addresses
CALIFORNIA	932 Admiral Callaghan Lane, Vallejo, CA
CALIFORNIA	1000 Detroit Ave., #L, Concord, CA
CALIFORNIA	1386 Leadhill Blvd., Suite 100, Roseville, CA
CALIFORNIA	601 Main Street, P.O. Box 3039, Chico, CA 95928
CALIFORNIA	2295 Feather River Blvd, Suite A, P.O. Box 1068, Oroville, CA 95965
CALIFORNIA	7084 Skyway, Paradise, CA 95969
CALIFORNIA	2 First American Way, Santa Ana, CA 92707
CALIFORNIA	26440 La Alameda # 250 Mission Viejo, CA 92691
CALIFORNIA	2100 W Orangewood #100, Orange, CA 92868
CALIFORNIA	2112 E Fourth St. #100, Santa Ana, CA 92705
CALIFORNIA	1403 N Tustin Ave#300, Santa Ana CA 92705
CALIFORNIA	1386 Lead Hill Blvd #100 Roseville 95661
CALIFORNIA	2 Salinas St., Salinas, CA 93906
CALIFORNIA	Northeast Corner of 8th Avenue and Dolores Street, Carmel-by-the-sea, CA 93921
CALIFORNIA	300 Bonifacio Place #3, Monterey, CA 93942
CALIFORNIA	3855 Via Nona Marie Suite 100, Carmel, CA 93923
CALIFORNIA	1628 North Main St., Salinas, CA 93906
CALIFORNIA	60 West Market St. Suite 140, Salinas, CA 93901
CALIFORNIA	3625 14 St. Riverside CA 92501
CALIFORNIA	3292 E Florida #C, Hemet CA 92544
CALIFORNIA	44901 Village Ct A, Palm Desert, CA 92260
CALIFORNIA	400 South El Cielo #F, Palm Springs, CA 92262
CALIFORNIA	41690 Enterprise Circle North # 102 Temecula CA 92262
CALIFORNIA	2111 Atlanta Ave #100, Riverside CA 92507
CALIFORNIA	1386 Lead Hill Blvd #100 Roseville 95661
CALIFORNIA	323 Court St, San Bernardino CA 92401
CALIFORNIA	42173 1/2 Big Bear Lake #E, Big Bear Lake CA 92315
CALIFORNIA	10681 Foothill #310, Rancho Cucamonga CA 91730
CALIFORNIA	12640 Hesperia #D Victorville CA 92392
CALIFORNIA	57370 29 Palms #101 Yucca Valley CA 92284
CALIFORNIA	935 S Mt Vernon #110 Colton CA 92324
CALIFORNIA	411 Ivy St, San Diego CA 92101
CALIFORNIA	4382 Bonita Rd Bonita CA 91902
CALIFORNIA	16796 Bernardo Center Dr San Diego CA 92128
CALIFORNIA	11512 El Camino Real #250 San Diego CA 92130
CALIFORNIA	12235 El Camino Rweal #130 San Diego CA 92130
CALIFORNIA	965 S Santa Fe Vista CA 92083
CALIFORNIA	3750 Convoy St, San Diego CA 92111
CALIFORNIA	1660 Hotel Circle North # 321, San Diego CA 92108
CALIFORNIA	899 Pacific St San Luis Obispo 93401
CALIFORNIA	1021 South El Camino Real, San Mateo, CA 94402
CALIFORNIA	1140 Chapin-BG Ave., Suite 350, Burlingame, CA 94010
CALIFORNIA	800 El Camino Real, Suite 175, Menlo Park, CA
CALIFORNIA	2171 Junipero Serra Blvd.,
CALIFORNIA	1730 S. El Camino Real, 3rd Floor, Ste. A, San Mateo, CA 94402

8

State	Physical Addresses
CALIFORNIA	555 Marshall St., Redwood City, CA 94063
CALIFORNIA	3780 State St Santa Barbara 93105
CALIFORNIA	330 Soquel Ave., Santa Cruz, CA 95062
CALIFORNIA	1937 Main St., Watsonville, CA 95076
CALIFORNIA	4450 Capitola Road, Capitola, CA
CALIFORNIA	2425 Porter St., Suite 5, Soquel, CA 95073
CALIFORNIA	8035 Soquel Drive, Aptos, CA 95003
CALIFORNIA	3600 Glen Canyon Drive, Scotts Valley, CA
CALIFORNIA	1600 West St Redding 96001
CALIFORNIA	3333 Mendocino Ave., Suite 100, Santa Rosa, CA 95403
CALIFORNIA	9025 Old Redwood Hwy., Suite E, Windsor, CA 95492
CALIFORNIA	16316 Suite C Main St., Guerneville, CA 95446
CALIFORNIA	101 2nd St., Petaluma, CA
CALIFORNIA	6050 Commerce Blvd., Rohnert, CA
CALIFORNIA	30 North Street, Healdsburg, CA 95448
CALIFORNIA	475 Century Park Dr Ste A Yuba City 95991
CALIFORNIA	1889 Rice Ave Oxnard CA 93030
CALIFORNIA	305 West Ojai Ave, Ojai CA 93023
CALIFORNIA	2829 Townsgate Rd #103 Westlake Village CA 91361
CALIFORNIA	2497 Harbor #3 Ventura CA 93001
CALIFORNIA	5081 Bullion St Mariposa 95338
CALIFORNIA	1535 Harrison St., Oakland, CA94612
CALIFORNIA	6232 LaSalle Ave., Suite 3A Oakland, CA 94611
CALIFORNIA	1311 Sanguinetti Rd Sonora 95370
CALIFORNIA	7625 N Palm Ste 101 Fresno 93711
CALIFORNIA	4540 California Ave Bakersfield, 93309
CALIFORNIA	551 South Orchard Ave Ukiah 95482
CALIFORNIA	135 Main Street, Suite 1200, San Francisco, CA 94105
CALIFORNIA	565 Castro Street, San Francisco, CA 94114
CALIFORNIA	1580 Noriega Street, San Francisco, CA 94122
CALIFORNIA	1 Daniel Burnham Court, Suite 110C, San Francisco, CA 94109
CALIFORNIA	1900 Lombard Street, San Francisco, CA 94123
CALIFORNIA	299 West Portal, San Francisco, CA 94127
CALIFORNIA	1506 H St Modesto 95354
CALIFORNIA	1850 South Central Visalia, 93277
CALIFORNIA	600 Cottonwood Dr Woodland 95695
CALIFORNIA	12103 Sutton Way Grass Valley 95945
CALIFORNIA	260 Tres Pinos Road, Hollister, CA 95023
CALIFORNIA	1425 Main St, El Centro CA 92243
CALIFORNIA	1479 West Lacey Blvd Hanford, 93230
CALIFORNIA	735 Fourth St Eureka 95501
CALIFORNIA	520 N Central Ave, Glendale CA 91203
CALIFORNIA	6345 Balboa Bldg 4 #190 Encino CA 91316
CALIFORNIA	1008 West Ave M-4 #B Palmdale CA 93551
CALIFORNIA	3858 Carson St Torrance CA 90503

9

State	Physical Addresses
CALIFORNIA	25950 Valencia Blvd Valencia CA 91355
CALIFORNIA	101 E Glenoaks Glendale CA 91207
CALIFORNIA	425 W Broadway #300 Glendale CA 91204
CALIFORNIA	1405 N San Fernando Blvd Burbank CA 91504
CALIFORNIA	2 First American Way, Santa Ana, CA 92707
CALIFORNIA	501 H St Crescent City 95531
CALIFORNIA	180 Third St Lakeport 95453
CALIFORNIA	1 First American Way, Santa Ana, CA 92707
CALIFORNIA	1 First American Way, Santa Ana, CA 92707
CALIFORNIA	1252 S. Main Street, Yreka, CA 96097
CALIFORNIA	1 First American Way, Santa Ana, CA 92707
CALIFORNIA	350 Bon Air Center, Suite 200, Greenbrae, CA 94904
CALIFORNIA	384 Bel Marin Keys Blvd., Suite 120, Novato, CA 94949
CALIFORNIA	800 Suite 200 Delong, Novato, CA 94947
CALIFORNIA	781 Lincold Ave., San Rafael, CA
CALIFORNIA	10 S. Knoll Road Suite 2, Mill Valley, CA 94941
CALIFORNIA	1 First American Way, Santa Ana, CA 92707
FLORIDA	7360 Bryan Dairy Rd Ste 225 Largo FL 33777
FLORIDA	3180 Presidental Dr. Atlanta GA 30340
IDAHO	7311 Potomac Dr, Boise, ID 83704
IDAHO	211 West State Street, Boise, ID 83702
IDAHO	1500 S Washington Ave, #B, Emmett, ID 83617
IDAHO	660 E Franklin Rd, #120, Meridian, ID 83642
IDAHO	1250 Iron Eagle Dr, Suite 100, Eagle, ID 83616
IDAHO	55 Willowbrook Dr., Meridian, ID 83642
IDAHO	7265 Potomac Dr, Boise, ID 83704
IDAHO	7275 Potomac Dr, Boise, ID 83704
ILLINOIS	27775 Diehl Rd. Warrenville, IL 60555
KANSAS	4931 West 6th Street #124 Lawrence, KS COUNTYDouglas
KANSAS	114 South 4th Street Leavenworth, KS, - COUNTYLeavenworth
MISSOURI	6520 N. Oak Trafficway Kansas City
MISSOURI	791 Northeast Rice Road Lees Summit
KANSAS	2010 Forest AvenueGreat Bend
KANSAS	126 East 3rd Street Pratt
KANSAS	200 West Pine Columbus
KANSAS	205 Gunsmoke Street Dodge City
KANSAS	101 South Kansas Olathe
KANSAS	115 East Park Street, #100 Olathe
KANSAS	6300 West 95th Street Shawnee Mission
KANSAS	101 South Kansas Olathe
KANSAS	108 North Penn Independence
KANSAS	6300 West 95th Street Shawnee Mission
KANSAS	6300 W. 95th Street Shawnee Mission
KANSAS	204 West Central El Dorado
KANSAS	105 South Andover Road E Andover

10

State	Physical Addresses
KANSAS	1120 Rock Road Derby
KANSAS	6530 East 13th Street Wichita
KANSAS	8621 East 21st Street #150 Wichita
KANSAS	12221 East Central Wichita
KANSAS	434 North Main Street Wichita
KANSAS	2121 North Tyler, #201 Wichita
KANSAS	200 North Broadway #100 Wichita
MAINE	76 Atlantic Place, South Portland, ME 04106
MAINE	95 Main Street, Auburn, ME 04210
MAINE	22 Free Street, Portland, ME 04101
MASSACHUSETTS	62 Walnut Street, Wellesley, MA 02481
MINNESOTA	7777 Washington Ave. South, , Edina, MN, 55439
MINNESOTA	801 Nicollet Ste. 19, , Minneapolis, MN, 55402
MINNESOTA	322 West Superior Street
MINNESOTA	520 East Howard Street, #109
MINNESOTA	430 Northeast Third Avenue
MINNESOTA	7235 Ohms Lane
MINNESOTA	13911 Ridgedale Drive
MINNESOTA	7777 Washington Ave. South
MINNESOTA	14750 Cedar Avenue #103
MINNESOTA	200 Coon Rapids Blvd
MINNESOTA	840 West Broadway
MINNESOTA	140 North Birch St
MINNESOTA	7001 East Fish Lake Road
MINNESOTA	13911 Ridgedale Drive
MINNESOTA	1015 Hillside Avenue, #4
MINNESOTA	2015 North Rice Street,
MINNESOTA	600 25th Avenue South, #204
MINNESOTA	1811 Weir Drive, #170
MINNESOTA	430 Northeast Third Avenue
MISSISSIPPI	2309 17th St Gulfport MS 39501
MISSISSIPPI	1675 Lakeland Dr Riverhill Tower Ste 203 Jackson MS 39216
MISSOURI	1653 Larkin Williams Road
MISSOURI	667 Jeffco Boulevard,
NEVADA	1000 Caughlin Crossing St, Reno
NEVADA	1213 S. Carson St, Carson City
NEVADA	1503 Hwy 395, Gardnerville
NEVADA	1674 Hwy 395, Minden
NEVADA	180 Cassia Way, Henderson
NEVADA	195 Hwy 50, Zephyr Cove
NEVADA	2405 Pyramid Way, Sparks
NEVADA	2490 Paseo Verde, Henderson
NEVADA	2551 N. Green Valley Pkwy, Henderson
NEVADA	2696 Ann Road, N. Las Vegas
NEVADA	2715 Argent Avenue, Elko

11

State	Physical Addresses
NEVADA	315 Calais Drive, Mesquite
NEVADA	349 W. 4th St, Winnemucca
NEVADA	4455 S. Jones, Las Vegas
NEVADA	5310 Kietzke Lane, Reno
NEVADA	768 Aultman St., Ely
NEVADA	8275 S. Eastern, Las Vegas
NEVADA	940 Southwood Blvd, Incline Village
NEVADA	9436 W. Lake Mead Blvd, Las Vegas
NEW HAMPSHIRE	33 Jewell Ct., Suite 3, Portsmouth, NH 03801
NEW JERSEY	The Pavilions at Greentree, Ste. 301, Route 73, Marlton, NJ 08053
NEW JERSEY	5 GREENTREE CENTRE, MARLTON, NJ 08053
WASHINGTON	720 Third Ave., Suite 2020,Seattle, WA 98104
TEXAS	1710 South Dairy Ashford, Suite 110,Houston, TX 77077
PENNSYLVANIA	Lawyers Building,428 Forbes Ave., Suite 700,Pittsburgh, PA 15219
OHIO	495 South High St., Suite 240,Columbus, OH 43215
OHIO	The Halle Building,1228 Euclid Ave., Fourth Floor,Cleveland, OH 44115
OHIO	1014 Vine St., Suite 1550,Cincinnati, OH 45202
OKLAHOMA	Main Office - 625 South Detroit/ Tulsa,OK 74120
OKLAHOMA	South Office - 6846 S Canton Ste.110/Tulsa, OK 74136
OKLAHOMA	Midtown Office - 2651 E 21st Street Ste 101/ Tulsa OK 74114
OKLAHOMA	Owasso Office - 9102 N. Garnett Road/ Owasso, OK 74055
OKLAHOMA	2016 West Houston/ Broken Arrow, OK 74012
OKLAHOMA	133 N.W. Eighth Street Oklahoma City, OK 73102
OREGON	200 SW Market St #250, Portland, OR 97201
OREGON	200 SW Market St #150, Portland, OR 97201
OREGON	200 SW Market St #250, Portland, OR 97201
OREGON	200 SW Market St #350, Portland, OR 97201
OREGON	1700 SW 4th Ave #101, Portland, OR 97201
OREGON	1700 SW 4th Ave #102, Portland, OR 97201
OREGON	1700 SW 4th Ave #103, Portland, OR 97201
OREGON	10735 SE Stark St, #100, Portland, OR 97216
OREGON	1500 NE Division St, Gresham, OR 97030
OREGON	2112 NE 42nd Ave, Portland, OR 97213
OREGON	825 NE Multnomah St, #275, Portland, OR 97232
OREGON	4650 SW Griffith Dr, Beaverton, OR 97005
OREGON	19075 NW Tanasbourne Dr, Hillsboro, OR 97124
OREGON	10260 SW Greenburg Rd, Portland, OR 97223
OREGON	6113 NE Cornel Rd, Hillsboro, OR 97124
OREGON	19719 Hwy 213, Oregon City, OR 97045
OREGON	15480 Boones Ferry Rd, Lake Oswego, OR 97035
OREGON	38740 SE Proctor Blvd, Sandy, OR 97055
OREGON	10117 SE Sunnyside Rd, #B, Clackamas, OR 97015
OREGON	E165 South Miller, Rockaway, OR 97136
OREGON	802 Main St, Tillamook, OR 97141
OREGON	780 2nd St, #2, Bandon, OR 97411

12

State	Physical Addresses
OREGON	454 Commercial Ave, Coos Bay, OR 97420
OREGON	23 N Coast Hwy, Newport, OR 97365
OREGON	2002 NW 36th St, Lincoln City, OR 97367
OREGON	185 Hwy 101, #A, Waldport, OR 97384
OREGON	395 SW Bluff Dr #100, Bend, OR 97702 (formerly 141 NW Greenwood Ave, #101, Bend, OR 97701)
OREGON	1330 SW Highland Ave, Redmond, OR 97756
OREGON	392 E Main St, #1, Sisters, OR 97759
OREGON	57080 Beaver Dr, Bldg 11, Sunriver, OR 97707
OREGON	320 SW Upper Terrace Drive, Bend, OR 97702
OREGON	422 Main St, Klamath Falls, OR 97601
OREGON	540 Center St, Lakeview, OR 97630
OREGON	118 NE C St, Grants Pass, OR 97526
OREGON	513 NE 6th, Grants Pass, OR 97526
OREGON	210 W Lister St, Cave Junction, OR 97523
OREGON	1225 Crater Lake Ave, #101, Medford, OR 97504
OREGON	305-A Shafer Lane, Jacksonville, OR 97530
OREGON	211 Pine Street, Unit C, Rogue River, OR 97537
OREGON	180 Lithia Way, #101, Ashland, OR 97520-1945
OREGON	29795 Ellensburg Ave, Gold Beach, OR 97444
OREGON	729 Chetco Ave, Brookings, OR 97415
OREGON	563 SE Main St, Roseburg, OR 97470
OREGON	600 Country Club Rd, Eugene, OR 97401
OREGON	4780 Village Plaza Lp #110, Eugene, OR 97401
OREGON	715 Hwy 101 North, Florence, OR 97439
OREGON	435 E Main St, Cottage Grove, OR 97424
OREGON	1011 Harlow Rd, Springfield, OR 97477
OREGON	775 NE Evans Street, McMinnville, OR 97128-3925
OREGON	515 E Hancock, Newberg, OR 97132
OREGON	216 E Virginia St, Stayton, OR 97383
OREGON	280 Liberty St SE #100, Salem, OR 97301
OREGON	280 Liberty St SE #206, Salem, OR 97301
OREGON	4625 Commercial St SE, Salem, OR 97306
OREGON	340 Vista Ave SE #305, Salem, OR 97302
OREGON	5605 Inland Shores Way N #108, Keizer, OR 97303
OREGON	681 Glatt Circle, Woodburn, OR 97071
OREGON	1161 North First Street, Stayton, OR 97383
OREGON	807 Main Street, Dallas, OR 97338
OREGON	2405 14th Ave SE #B, Albany, OR 97321
OREGON	32 East Airport Road #B, Lebanon, OR 97355
OREGON	405 NW 5th St #A, Corvallis, OR 97330
PENNSYLVANIA	480 PIERCE ST., NEW BRIDGER CENTER, KINGSTON, PA 18704
TEXAS	2626 HOWELL ST., DALLAS, TX 75204
TEXAS	2701 WEST PLANO PKWY, PLANO, TX 75075
TEXAS	1700 N. Valley Mills Dr Ste.2/ Waco TX 76710
TEXAS	2050 N 11 Street/ Beaumont TX 77703

13

State	Physical Addresses
TEXAS	2409 Summerhill Rd/ Texarkana TX 75501
TEXAS	3045 Lackland Rd #110/ Ft. Worth TX 76116
UTAH	330 EAST 400 SOUTH, Utah
UTAH	1 First American Way, Santa Ana, CA 92707
UTAH	TRANSFERRED TO 49-297
UTAH	1483 East Ridgeline Drive, South Ogden WEBER
UTAH	1755 Prospector Avenue, Park City SUMMIT
UTAH	2795 East Cottonwood Parkway, Salt Lake City SALT LAKE
UTAH	5434 South Freeway Park Drive, Riverdale WEBER
UTAH	585 West 500 South, Bountiful DAVIS
UTAH	70 South Main, Tooele TOOELE
UTAH	11 West Forest, Brigham City BOX ELDER
UTAH	1227 West 9000 South, West Jordan SALT LAKE
UTAH	1240 E. 100 South Bldg 22, St. George WASHINGTON
UTAH	1755 Prospector Avenue, Park City SUMMIT
UTAH	21 North 490 West, American Fork UTAH
UTAH	251 W. Riverpark Drive, Povo UTAH
UTAH	2725 East Parleys Way, Salt Lake City SALT LAKE
UTAH	3 South Main, Richfield SEVIER
UTAH	320 South 50 West, Ephraim SANPETE
UTAH	330 East 400 South, Salt Lake City SALT LAKE
UTAH	365 South Main, Cedar City IRON
UTAH	3981 South 700 East, Salt Lake City SALT LAKE
UTAH	560 South 300 East, Salt Lake City SALT LAKE
UTAH	578 South State, Orem UTAH
UTAH	579 West Heritage Park Blvd., Layton DAVIS
UTAH	58 East Main Street, Delta MILLARD
UTAH	585 West 500 South, Bountiful DAVIS
UTAH	5926 Fashion Pointe Drive, Ogden WEBER
UTAH	648 North 900 East, Spanish Fork UTAH
UTAH	6955 Union Park, Midvale SALT LAKE
UTAH	6995 South Union Park, Midvale SALT LAKE
UTAH	7050 Union Park Center, Midvale SALT LAKE
UTAH	81 South Main Street, Heber City WASATCH
UTAH	90 North Main, Fillmore MILLARD
VIRGINIA	685 Berkmar Ct, Suite 2, Charlottesville, VA 22901
MICHIGAN	100 South Jackson, Suite 102,Jackson, MI 49201
TEXAS	100 W. Southlake Blvd., Suite 410,Southlake, TX 76092
ARIZONA	10611 North Hayden Road, Ste. 106,Scottsdale, AZ 85260
NEW YORK	110 Pearl Street, 9th Floor,Buffalo, NY 14202
OHIO	110 Polaris Parkway,Westerville, OH 43082
ARIZONA	11022 N. 28th Drive, Suite 295,Phoenix, AZ 85029
FLORIDA	111 North Orange Avenue, Suite 1285,Orlando, FL 32801
ARIZONA	11209 North Tatum Boulevard, Suite 230,Phoenix, AZ 85028
WASHINGTON	11250 Kirkland Way, Suite 101,Kirkland, WA 98033

14

State	Physical Addresses
WASHINGTON	11400 S.E. 8th Street, Suite 250,Bellevue, WA 98004
MICHIGAN	11501 North Straits Highway,Cheboygan, MI 49721
MICHIGAN	138 South Cochran,Charlotte, MI 48813
TEXAS	14201 Memorial Drive, Suite 101,Houston, TX 77062
UTAH	150 East Social Hall Avenue, Suite 525,Salt Lake City, UT 84111
MICHIGAN	1523 S. US 131, Suite A,Petoskey, MI 49770
INDIANA	1544 45th Street,Munster, IN 46321
NEW YORK	16 E. Main Street #925,Rochester, NY 14614
TEXAS	16055 Space Center Boulevard, Suite 180,Houston, TX 77062
MICHIGAN	1650 W. Big Beaver Road,Troy, MI 48084
OHIO	1670 Fishinger Road,Columbus, OH 43221
OHIO	1720 Zollinger Road,Upper Arlington, OH 43221
ARIZONA	17215 N. 72nd Drive, Suite 120,Glendale, AZ 85308
OHIO	1730 Hill Road North,Pickerington, OH 43147
FLORIDA	1734 Main Street,Sarasota, FL 34236
INDIANA	174 Bracken Parkway,Hobart, IN 46342
NEW YORK	180 East Post Road,White Plains, NY 10601
PENNSYLVANIA	1818 Market Street, Suite 2530,Philadelphia, PA 19103
FLORIDA	1890 Havendale Blvd.,Winter Haven, FL 33881
FLORIDA	19321C U.S. Highway 19 North, # 410,Clearwater, FL 33764
TEXAS	1992 F.M. 407, Suite 100,Lewisville, TX 75077
MASSACHUSETTS	20 Burlington Mall Road, Suite 450,Burlington, MA 01803
ILLINOIS	200 N. LaSalle, Suite 2450,Chicago, IL 60601
TEXAS	2100 McKinney Avenue, Suite 1200,Dallas, TX 75201
MICHIGAN	211 East Buffalo Street,New Buffalo, MI 49117
MICHIGAN	215 N. Kalamazoo Street,Paw Paw, MI 49079
TEXAS	230 N. Denton Tap Road, Suite 112,Coppell, TX 75019
WASHINGTON	2300 East Valley Hwy., Suite C1,Renton, WA 98055
MICHIGAN	2342 Woodlake Drive,Okemos, MI 48864
WASHINGTON	2345 Eastlake Ave. E,Seattle, WA 98102
WASHINGTON	24401 104th Ave., SE #102,Kent, WA 98031
OHIO	250 Civic Center Drive, Suite 460,Columbus, OH
INDIANA	2500 Calumet Avenue,Valparaiso, IN 46383
MICHIGAN	2505 East Paris, Suite 170,Grand Rapids, MI 49546
OHIO	2855 Stone Circle Drive,Troy, OH 45373
MICHIGAN	2896 North Williamston, Suite 600,Williamston, MI 48895
OHIO	3046 Columbus-Lancaster Road,Lancaster, OH 43130
MICHIGAN	305 N. Winter Street,Adrian, MI 49221
MICHIGAN	315 N. Division Street,Traverse, MI 49684
MICHIGAN	315 S. Franklin Street,Greenville, MI 48838
MICHIGAN	32 East Bacon Street,Hillsdale, MI 49242
ARIZONA	3200 E. Camelback Road, Suite 105,Phoenix, AZ 85018
TEXAS	3200 Long Prairie Road, Suite A,Flower Mound, TX 75022
MICHIGAN	32300 Northwestern Highway, Suite 125,Farmington Hills, MI 48334
MICHIGAN	327 W. Main Street,Ionia, MI 48846

15

State	Physical Addresses
UTAH	330 East 400 South,Salt Lake City, UT 84111
TEXAS	3301 Eldorado Parkway, Suite 100,McKinney, TX 75070
INDIANA	3394 Willowcreek Road,Portage, IN 46383
FLORIDA	3410 Henderson Boulevard #200,Tampa, FL 33609
FLORIDA	3431 Henderson Boulevard,Tampa, FL 33609
MICHIGAN	3490 Belle Chase, Suite 140,Lansing, MI 48910
NEW YORK	351 South Warren Street, Suite 500,Syracuse, NY 13202
TEXAS	3516 Preston Road, Suite 100,Plano, TX 75093
OHIO	3578 Fishinger Boulevard,Hilliard, OH 43026
MICHIGAN	3597 Henry Street, Suite 100,Muskegon, MI 49441
INDIANA	373 Meridian Park Lane, Suite D,Greenwood, IN 46142
ILLINOIS	3759 W. 95th Street, Suite 1,Evergreen Park, IL 60805
ARIZONA	3933 South McClintock Drive, Suite 505,Tempe, AZ 85282
MARYLAND	401 East Pratt St.#800,Baltimore, MD 21202
OHIO	4051 Whipple Avenue,Canton, OH 44718
OHIO	409 East Monument Avenue, #204,Dayton, OH 45402
OHIO	4100 Regent St., Suite B,Columbus, OH 43219
MICHIGAN	4175 Parkway Place, Suite 104,Grandville, MI 49418
MICHIGAN	420 Main Street,St. Joseph, MI 49085
MICHIGAN	42400 Garfield Road, Suite B,Clinton Township, MI 48038
OHIO	4511 Rockside Road, #220,Independence, OH 44131
TEXAS	4650 Ratliff Lane,Addison, TX 75001
ILLINOIS	4849 West 167th Street, Suite 101,Oakforest, IL 60462
MICHIGAN	490 Century Lane,Holland, MI 49423
OHIO	50 South Main Street, #705,Akron, OH 44308
CALIFORNIA	520 N. Central Avenue,Glendale, CA 91203
CALIFORNIA	525 B Street, 15th Floor,San Diego, CA 92101
OHIO	570 Polaris Parkway, Suite 140,Westerville, OH 43082
TEXAS	5950 Berkshire Lane, Suite 125,Dallas, TX 75225
ARIZONA	6197 South Rural Rd., Suite 103,Tempe, AZ 85283
MICHIGAN	6230 Orchard Lake Road, Suite 110,West Bloomfield, MI 48322
MICHIGAN	6301 M-68,Indian River, MI 49749
MICHIGAN	6452 Millennium Drive, Suite 140,Lansing, MI 48917
INDIANA	650 Girls School Road #A-10,Indianapolis, IN 43240
ILLINOIS	6616 W. Sermak, Berwyn, IL 60402
ARIZONA	6909 E. Greenway Parkway, Suite 120,Scottsdale, AZ 85254
UTAH	7090 South Union Park Ave., #410,Midvale, UT 84047
MICHIGAN	721 East Main Street,Niles, MI 49120
OHIO	7240 Muirfield Drive,Dublin, OH 43017
ILLINOIS	750 Essington Road,Joliet, IL 60435
TEXAS	7517 Campbell Road, Suite 404,Dallas, TX 75248
MICHIGAN	830 West Lake Lansing Road, Suite 200,East Lansing, MI 48823
OHIO	8351 North High Street, Suite 150,Columbus, OH 43235
INDIANA	8356 Keystone Crossing #102,Indianapolis, IN 43240
FLORIDA	9015 Town Center Parkway, Suite 102,Lakewood Ranch, FL 34202

16

State	Physical Addresses
ARIZONA	91 N. Val Vista Drive, Suite 101,Gilbert, AZ 85234
MICHIGAN	950 Taylor Ave., Suite 150,Grand Haven, MI 49417
INDIANA	One Indiana Square, Suite 1640,Indianapolis, IN 46204
WASHINGTON. DC	One Lafayette Centre 1120 20th St., NW. Ste 725 S.,Washington DC 20036
ILLINOIS	One Parkview Plaza, Suite 650,Oakbrook Terrace, IL 60181
INDIANA	One Professional Center, Suite 215,Crown Point, IN 46307
MICHIGAN	Southpoint Mall 1089 South U.S. 27, #19A,St. Johns, MI 48879
ARIZONA	2451 East Baseline, Suite 440, Gilbert, AZ 85234
ARIZONA	2600 North Central Ave., Suite 1900,Phoenix, AZ 85004
CALIFORNIA	3355 Michelson Dr., Suite 300,Irvine, CA 92612
TEXAS	1801 Lakepointe Dr., Suite 111,Lewisville, TX 75057
MICHIGAN	1591 Galbraith Avenue,Grand Rapids, MI 49546
CALIFORNIA	3355 Michelson Dr., Suite 300,Irvine, CA 92612
FLORIDA	2075 Centre Pointe Boulevard,Tallahassee, FL 32308
CONNECTICUT	185 Asylum Street, Cityplace II, 10th Floor,Hartford, CT 06103
COLORADO	5995 Greenwood Plaza Blvd., Suite 110,Greenwood Village, CO 80111
COLORADO	950 South Cherry St., Suite 1200,Denver, CO 80246
CALIFORNIA	3 First American Way,Santa Ana, CA 92707
CALIFORNIA	1855 Gateway Blvd., Suite 360,Concord, CA 94520
CALIFORNIA	3 First American Way, Santa Ana, CA 92707
MISSOURI	1600 South Brentwood, Suite 220,St. Louis, MO 63144
MINNESOTA	7777 Washington Avenue South, Edina, MN 55439
MASSACHUSETTS	The Prudential Center,101 Huntington Ave., 13th Floor,Boston, MA 02199
ILLINOIS	27775 Diehl Road,Warrenville, IL 60555
IDAHO	7311 Potomac Drive,Boise, ID 83704
IDAHO	195 South Broadway,Blackfoot, ID 83221
GEORGIA	5775 Glenridge Dr., Suite A-210,Atlanta, GA 30328
UTAH	330 East 400 South,Salt Lake City, UT 84111
OREGON	1700 S.W. Fourth Ave., Suite 102, Portland, OR 97201
OHIO	Eaton Center Building, 1111 Superior Ave., Suite 700,Cleveland, OH 44114
NEW YORK	333 Earle Ovington Blvd., Suite 300,Uniondale, NY 11553
NEW MEXICO	2601 Louisiana Boulevard, N.E., Albuquerque, NM 87110
NEVADA	3760 Pecos McLeod Interconnect, Suite 7, Las Vegas, NV 89121
WISCONSIN	3330 University Ave., Second Floor, Madison, WI 53705
WASHINGTON	2101 Fourth Ave., Suite 800, Seattle, WA 98121
VIRGINIA	9990 Lee Hwy., Suite 550,Fairfax, VA 22030

17

ANNEX B

TO

SCHEDULE NO. 1

DATED THIS 29th DAY OF DECEMBER, 2004

TO MASTER LEASE FINANCING AGREEMENT DATED AS OF DECEMBER 29, 2004

BILL OF SALE

KNOW ALL MEN BY THESE PRESENTS: FIRST AMERICAN TITLE INSURANCE COMPANY (“Seller”), for and in consideration of the sum of One Dollar ($1) and other good and valuable consideration, provided by GENERAL ELECTRIC CAPITAL CORPORATION, FOR ITSELF AND AS AGENT FOR CERTAIN PARTICIPANTS (“Buyer”), with offices at 401 Merritt Seven, Suite 23, Norwalk, Connecticut 06851-1177, the receipt of which is hereby acknowledged, does hereby sell, assign, transfer, set over and convey to Buyer the equipment (the “Equipment”) leased under Schedule No. 1 dated as of December 29, 2004, between Seller and Buyer, executed pursuant to the Master Lease Financing Agreement dated as of December 29, 2004 (the “Master Lease Financing Agreement”), between Seller and Buyer. Capitalized terms used herein without definition shall have the meaning given them in the Master Lease Financing Agreement.

Buyer and Seller agree and acknowledge that the sale and conveyance contemplated hereby is solely for the purpose of granting to Buyer a security interest in the Equipment. All Equipment in which an interest is conveyed hereby shall remain in the possession of Seller or its Affiliates pursuant to the Lease and legal title shall remain with Seller.

Buyer is purchasing the Equipment described above in reliance upon its personal inspection and knowledge of the Equipment and in an “AS-IS, WHERE-IS”, condition.

SELLER MAKES NO WARRANTIES, EXPRESS OR IMPLIED, OF ANY KIND OR NATURE EXCEPT THAT (1) SELLER HAS GOOD TITLE TO THE EQUIPMENT, FREE AND CLEAR OF ALL LIENS, CLAIMS AND ENCUMBRANCES, (2) BUYER WILL ACQUIRE ITS INTEREST IN THE EQUIPMENT FREE FROM ALL LIENS, CLAIMS AND ENCUMBRANCES, AND (3) SELLER HAS THE RIGHT TO SELL AND CONVEY THE EQUIPMENT. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, SELLER MAKES NO WARRANTIES WITH RESPECT TO THE QUALITY, CONTENT, CONDITION, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE OF THE EQUIPMENT AND NO WARRANTIES AGAINST PATENT INFRINGEMENT OR THE LIKE.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, Buyer and Seller have executed this Bill of Sale this              day of                     , 200    .

BUYER:	SELLER:

GENERAL ELECTRIC CAPITAL CORPORATION,	FIRST AMERICAN TITLE INSURANCE
FOR ITSELF AND AS AGENT FOR CERTAIN	COMPANY
PARTICIPANTS

By:	By:
Name:	Name:
Title:	Title:

2

ANNEX C

TO

SCHEDULE NO. 1

DATED THIS 29th DAY OF DECEMBER, 2004

TO MASTER LEASE FINANCING AGREEMENT DATED AS OF DECEMBER 29, 2004

CERTIFICATE OF ACCEPTANCE

To:	General Electric Capital Corporation,
for Itself and as Agent for Certain Participants

Pursuant to the provisions of the above Schedule and Master Lease Financing Agreement (collectively, the “Lease”), Lessee hereby certifies and warrants that (a) all Equipment listed in the related Bill of Sale or invoice is in good condition and appearance, installed (if applicable), at the Equipment Location specified in Annex A to the Schedule, and in good working order (ordinary wear and tear excepted); and (b) Lessee accepts the Equipment for all purposes of the Lease and all attendant documents.

Lessee does further certify that as of the date hereof (i) Lessee is not in default under the Lease; and (ii) the representations and warranties made by Lessee pursuant to or under the Lease are true and correct on the date hereof.

Lessee’s Authorized Representative

Dated:                              , 200

ANNEX D

TO

SCHEDULE NO. 1

DATED THIS 29th DAY OF DECEMBER, 2004

TO MASTER LEASE FINANCING AGREEMENT DATED AS OF DECEMBER 29, 2004

RETURN PROVISIONS: Upon the expiration or any termination of the Term of this Schedule provided that Lessee has elected not to exercise its extension option or its purchase option pursuant to Section 9 of the Lease, Lessee shall, at its expense:

(A) Properly remove all Lessee or Affiliate installed markings which are not necessary for the operation, maintenance or repair of the Equipment.

(B) Ensure all Equipment and equipment operations conform to all applicable local, state, and federal laws, health and safety guidelines.

(C) The Equipment shall be redelivered with all component parts in good operating condition. All components must meet or exceed the manufacturer’s minimum recommended specifications unless otherwise specified.

(D) Upon sale of the Equipment to a third party, provide transportation to any locations anywhere in the world selected by Lessor.

(E) Obtain and pay for a policy of transit insurance for the redelivery period in an amount equal to the replacement value of the Equipment and the Lessor shall be named as the loss payee on all such policies of insurance.

(F) Be responsible for the cost of all repairs, alterations, inspections, appraisals, storage charges, insurance costs, demonstration costs, and other related costs necessary to place the Equipment in such condition as to be in complete compliance with this Lease.

(G) Lessor has the right to attempt resale of the Equipment from the Equipment Locations with the Lessee’s full cooperation and assistance, for a period of one hundred twenty (120) days from Lease expiration. During this period, the Equipment must remain operational with the necessary electrical power to maintain and demonstrate the Equipment to any potential buyer.

(H) Lessor at its sole discretion may, from time to time, inspect the Equipment at the Lessee’s sole expense. If any discrepancies are found as they pertain to the general condition of the Equipment, Lessor will communicate these discrepancies to the Lessee in writing. Lessee shall have thirty (30) days to rectify these discrepancies. Lessee shall pay all expenses for the reinspection by the Lessor appointed expert, if corrective measures are required.

(I) The Equipment shall be free from all Contaminants and otherwise fully in compliance with all Environmental Laws.

In addition, with respect to all computer and computer-related equipment:

(1) At least one hundred twenty (120) days and not more than one hundred fifty (150) days prior to expiration of the Lease, provide to Lessor a detailed inventory of all primary components of the Equipment. The inventory should include, but not be limited to, a listing of model and serial numbers for all primary components comprising the Equipment (i.e. laptops, processors, and monitors).

(2) At least ninety (90) days prior to expiration of the Lease, cause manufacturer’s representative, qualified equipment maintenance provider, or in-house computer support expert (acceptable to the Lessor), to perform a comprehensive test of the hardware and operating system of the Equipment; and if during such inspection, examination and test, the authorized inspector finds either the hardware or operating system of the Equipment not operating within the manufacturer’s specifications, then Lessee shall repair or replace such defective material and, after corrective measures are completed, Lessee will provide for a follow-up inspection of the Equipment by the authorized inspector.

(3) Provide for a comprehensive report which certifies that the Equipment has been properly inspected, examined and tested and that the hardware and operating system are operating within the manufacturer’s specifications.

(4) At Lease termination or upon receiving reasonable notice from Lessor, provide or cause the vendor(s), manufacturer(s), maintenance providers, or in-house computer personnel to provide to Lessor the following documents: (1) one set of service manuals and operating manuals including replacements and/or additions thereto, such that all documentation is completely up-to-date; (2) one set of documents, detailing maintenance records, and other technical data concerning the set-up and operation of the Equipment, including replacements and/or additions thereto, such that all documentation is completely up-to-date.

(5) Provide for the deinstallation, packing, transporting and certifying of the Equipment to include, but not limited to, the following: (1) the manufacturer’s representative, maintenance provider, or in-house computer support personnel shall de-install all Equipment (including all wire, cable and mounting hardware) in accordance with the specifications of the manufacturer; (2) the Equipment shall be packed properly and in accordance to the manufacturer’s recommendations; (3) Lessee shall transport the Equipment via a mode of transportation reasonably selected by Lessor and in a manner consistent with the manufacturer’s recommendations and practices; and (4) Lessee shall obtain and pay for a policy of transit insurance for the redelivery period in an amount equal to the replacement value of the Equipment and Lessor shall be named as the loss payee on all such policies of insurance.

(6) At the request of Lessor, provide safe, secure storage for the Equipment for one hundred twenty (120) days after expiration or earlier termination of the Lease at an accessible location satisfactory to Lessor.

In addition, with respect to all furniture and equipment (other than computers or computer-related equipment):

(7) At least ninety (90) days and not more than one hundred twenty (120) days prior to the termination of the Lease: (1) ensure Equipment has been maintained and is operating within the manufacturer’s specifications; (2) cause manufacturer’s representative, or other qualified maintenance provider (including inhouse personnel), acceptable to Lessor, to perform a physical inspection and test all of the components and capabilities of the Equipment and provide a full inspection report to Lessor, and that there should be no missing screws, bolts, fasteners, etc.; the furniture will be free of all large scratches, marks, gouges, dents, discoloration or stains; all drawers, runners and locks will be in good working condition, will include keys; and there shall be no evidence of extreme use or overloading, i.e. bowed or sagging shelves; and (3) if during such inspection the Equipment is found not to be in compliance with the above, then Lessee shall remedy them per the Lease and provide a follow-up inspection to verify the Equipment meets the return provisions.

(8) Upon lease termination, Lessee shall (1) have the manufacturer’s representative, or other person (including inhouse personnel) acceptable to Lessor, de-install all Equipment including all wire, cable and mounting hardware; (2) if applicable, ensure all necessary permits and labor are obtained to deliver the Equipment; (3) the Equipment shall be packed properly and in accordance with the manufacturer’s recommendations; (4) the Lessee shall provide for the transportation of the Equipment via a mode of transportation reasonably selected by Lessor and, in a manner consistent with the manufacturer’s recommendations and practices, to any locations within the continental United States as Lessor shall direct; and shall have the Equipment unloaded at such locations; (5) at Lessor’s choice, either (a) allow Lessor, at Lessor’s expense, and provided Lessor has provided reasonable notice to Lessee, to arrange for an on-site auction of the Equipment which will be conducted in a manner that will not interfere with the Lessee’s business operations, or (b) Lessee shall provide free safe storage for the Equipment for a period not to exceed one hundred twenty (120) days from the Lease expiration.

2

ANNEX E

TO

SCHEDULE NO. 1

DATED THIS 29th DAY OF DECEMBER, 2004

TO MASTER LEASE FINANCING AGREEMENT DATED AS OF DECEMBER 29, 2004

FINANCIAL TERMS: The financial terms applicable with respect to this Schedule are as follows:

1.	Capitalized Lessor’s Cost: $68,000,000.

2.	Basic Term: eight (8) quarters.

3.	Basic Term Commencement Date: December 29, 2004.

4.	Last Delivery Date: December 31, 2004.

5.	Lease Balance: $68,000,000 (provided, however, that the Lease Balance shall be adjusted in accordance with the provisions of Section 7(b) of the Agreement, and shall be reduced from time to time by the amount of each Principal Component actually paid by Lessee hereunder; provided, further that the Lease Balance shall not be reduced solely as a result of a rejection of the Agreement in the event of the bankruptcy of Lessee).

6.	Lessee Federal Employer Identification Number: 95-2566122

7.	Lessee Organizational Number: C0553525

8.	Lessee’s “location” (as such term is used in Article 9 of the UCC): California.

RENT: The Rent applicable with respect to this Schedule is as follows:

Commencing on the last day of the initial Rent Payment Period, and on the last day of each successive Rent Payment Period during the Term (each, a “Rent Payment Date”), Lessee shall pay as rent (“Basic Term Rent”) quarterly installments of principal and interest, in arrears, in the amount of the sum of the Principal Component and the Interest Component. As used herein, “Rent Payment Period” shall mean the period from and including the date on which Lessee executes the Certificate of Acceptance with respect to the Equipment described on this Schedule, to but excluding the 29th day of the third calendar month thereafter, and the period from and including the 29th day of each successive third calendar month thereafter through but excluding the 29th day of the next succeeding third calendar month thereafter (provided, however, that the final Rent Payment Period shall commence on (and include) the last day of the Rent Payment Period immediately preceding the final Rent Payment Period and end on (but exclude) the final Rent Payment Date). As used herein, “Principal Component” as to any Rent Payment Date shall mean the amount specified on Exhibit No. 2 to this Annex E. As used herein, “Interest Component” as to any Rent Payment Date shall mean the sum of the Daily Interest for each day in the related Rent Payment Period as specified on Exhibit No. 2 to this Annex E. The Rent may not be prepaid.

LEASE BALANCE, MAXIMUM LESSEE RISK AMOUNT AND MAXIMUM LESSOR RISK AMOUNT: The Lease Balance, Maximum Lessee Risk Amount and Maximum Lessor Risk Amount with respect to the Equipment described on this Schedule are as follows:

End of Quarter	Lease Balance	Maximum Lessee Risk Amount	Maximum Lessor Risk Amount
8	62.2552	50.6049	11.6503
12	41.7237	35.2908	6.4329
16	20.0000	15.6774	4.3226

expressed as a percent of the Capitalized Lessor’s Cost of the Equipment. If Lessee exercises the option pursuant to Section 9(c) of the Agreement, the Lease Balance shall be reduced by the amount received by Lessor pursuant to clause (i) of Section 9(c) of the Agreement. Reductions shall be effective as of the date such payments are received by Lessor as provided in Section 2(b) of the Agreement and applied on the relevant Rent Payment Date.

EXHIBIT NO. 1 TO ANNEX E

Daily Interest	=	Lease Balance x (Interest Rate/360)

Interest Rate	=	5.684 percent per annum

EXHIBIT NO. 2 TO ANNEX E

Rent Payment	Starting Balance	Total Payment	Interest Component	Principal Component
3/29/05	$68,000,000.00	$4,018,398.99	$966,280.00	$3,052,118.99
6/29/05	$64,947,881.01	$4,018,398.99	$922,909.39	$3,095,489.61
9/29/05	$61,852,391.40	$4,018,398.99	$878,922.48	$3,139,476.51
12/29/05	$58,712,914.89	$4,018,398.99	$834,310.52	$3,184,088.47
3/29/06	$55,528,826.41	$4,018,398.99	$789,064.62	$3,229,334.37
6/29/06	$52,299,492.04	$4,018,398.99	$743,175.78	$3,275,223.21
9/29/06	$49,024,268.83	$4,018,398.99	$696,634.86	$3,321,764.13
12/29/06	$45,702,504.70	$4,018,398.99	$649,432.59	$3,368,966.40
3/29/07	$42,333,538.29	$4,018,398.99	$601,559.58	$3,416,839.42
6/29/07	$38,916,698.88	$4,018,398.99	$553,006.29	$3,465,392.70
9/29/07	$35,451,306.18	$4,018,398.99	$503,763.06	$3,514,635.93
12/29/07	$31,936,670.24	$4,018,398.99	$453,820.08	$3,564,578.91
3/29/08	$28,372,091.33	$4,018,398.99	$403,167.42	$3,615,231.58
6/29/08	$24,756,859.76	$4,018,398.99	$351,794.98	$3,666,604.02
9/29/08	$21,090,255.74	$4,018,398.99	$299,692.53	$3,718,706.46
12/29/08	$17,371,549.28	$4,018,398.99	$246,849.72	$3,771,549.28

ANNEX F

TO

SCHEDULE NO. 1

DATED THIS 29th DAY OF DECEMBER, 2004

TO MASTER LEASE FINANCING AGREEMENT DATED AS OF DECEMBER 29, 2004

ESTOPPEL/WAIVER AGREEMENT

                    , 200

Gentlemen/Ladies:

General Electric Capital Corporation, for Itself and as Agent for Certain Participants, and their successors and assigns (“Lessor”), has entered into, or is about to enter into, a lease (the “Lease”) with First American Title Insurance Company (“Lessee”), pursuant to which Lessee has leased or will lease from Lessor certain personal property (such property, together with any replacements thereof, being referred to as the “Personal Property”). Some or all of the Personal Property is, or will be, located at certain premises described on Annex A (the “Premises”). This letter is being sent to you because of your interest in the Premises.

By your signature below, you hereby agree (and we shall rely on your agreement) that: (i) the Personal Property is, and shall remain, personal property regardless of the method by which it may be, or become, affixed to the Premises; (ii) your interest in the Personal Property and any proceeds thereof (including, without limitation, proceeds of any insurance therefor) shall be, and remain, subject to the interest of Lessor and its assigns (until and unless Lessor shall formally release or transfer its interest in the Personal Property to Lessee); (iii) Lessor, and its assigns, and their respective employees and agents, shall have the right with prior notice, from time to time, to enter the Premises for the purpose of inspecting the Personal Property; and (iv) Lessor, and its assigns, and their respective employees and agents, shall have the right, upon any default by Lessee under the Lease, to enter the Premises and to remove the Personal Property from the Premises. Lessor agrees to reimburse you for any damages actually caused to the Premises by Lessor, or its employees or agents, during any such removal. These agreements shall be binding upon, and shall inure to the benefit of, any successors and assigns of the parties hereto.

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We appreciate your cooperation in this matter of mutual interest.

GENERAL ELECTRIC CAPITAL CORPORATION, FOR ITSELF AND AS AGENT FOR CERTAIN PARTICIPANTS

By:
Name:
Title:

AGREED TO AND ACCEPTED BY:

By:
Name:
Title:

Date: , 200

☐	Mortgagee
☐	Landlord
☐	Realty Manager

2

EQUIPMENT SCHEDULE

SCHEDULE NO. 2

DATED THIS 29TH DAY OF DECEMBER, 2004

TO MASTER LEASE FINANCING AGREEMENT DATED AS OF DECEMBER 29, 2004

Lessor & Mailing Address:	Lessee & Mailing Address:

GENERAL ELECTRIC CAPITAL CORPORATION,	FIRST AMERICAN TITLE INSURANCE
FOR ITSELF AND AS AGENT FOR CERTAIN	COMPANY
PARTICIPANTS	1 First American Way
401 Merritt Seven	Santa Ana, California 92707
Suite 23
Norwalk, Connecticut 06851-1177

This Equipment Schedule is executed pursuant to, and incorporates by reference the terms and conditions of, and capitalized terms not defined herein shall have the meanings assigned to them in, the Master Lease Financing Agreement identified above (“Agreement”; said Agreement and this Equipment Schedule being collectively referred to as “Lease”). This Equipment Schedule, incorporating by reference the Agreement, constitutes a separate instrument of lease.

A.	Equipment.

Pursuant to the terms of the Agreement, Lessor agrees to acquire and lease to Lessee the Equipment listed on Annex A attached hereto and made a part hereof.

B.	Financial Terms.

The financial terms of this Schedule are specified on Annex E attached hereto and made a part hereof.

C.	Insurance.

1.	Public Liability: $10,000,000, total liability per occurrence.

2.	Casualty and Property Damage: An amount equal to the higher of the Lease Balance or the full replacement cost of the Equipment.

This Schedule is not binding or effective with respect to the Agreement or Equipment until executed on behalf of Lessor and Lessee by authorized representatives of Lessor and Lessee, respectively.

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IN WITNESS WHEREOF, Lessee and Lessor have caused this Schedule to be executed by their duly authorized representatives as of the date first above written.

LESSOR:		LESSEE:

GENERAL ELECTRIC CAPITAL CORPORATION, FOR ITSELF AND AS AGENT FOR CERTAIN COMPANY PARTICIPANTS		FIRST AMERICAN TITLE INSURANCE COMPANY

By:	/s/ Peter DiBiasi	By:	/s/ William G. Ergas
Name:	Peter DiBiasi	Name:	William G. Ergas
Title:	Duly Authorized Signatory	Title:	VP/Treasurer

Attest:

		By:	/s/ Max O. Valdes
		Name:	Max O. Valdes
		Title:	VP/Chief Accounting Officer

2

ANNEX A

TO

SCHEDULE NO. 2

DATED THIS 29TH DAY OF DECEMBER, 2004

TO MASTER LEASE FINANCING AGREEMENT DATED AS OF DECEMBER 29, 2004

DESCRIPTION OF EQUIPMENT

FAST software, more fully described as follows:

Features and Functionalities

The FAST software application includes several features and functionalities that significantly streamline the data entry, file processing and document preparation of the title and escrow processes.

Data Entry

•	FAST offers one working file for both title and escrow eliminating redundant data entry.

•	Unlimited data entry fields.

•	Paperless work environment support.

•	Auto numbered file entry eliminating the need for manual log books.

•	File numbers may be reserved if a block of order numbers are needed.

•	Manual file numbering option is available.

•	File copying feature allows file to file copying, master file copying, subdivision base file copying, and document copying.

•	Selected file processes and user activity can be tracked in a non-editable format.

•	Centralized file notes are available and can be used, viewed, or entered by all employees associated to a file.

•	Customer’s preferred contact is stored in the address book and will populate the order when selected.

File Process

•	All information entered for prior file processing populates disbursement information, checks, and reference fields where appropriate.

•	HUD & Settlement Statement can accommodate unlimited charges.

•	Charge field descriptions can be auto populated by system set up to alleviate manual input.

•	HUD, HUD1-A, Settlement Statements and Disbursement Statements available, formats include buyer only, borrower only, seller only, or combined statements.

•	HUD is RESPA compliant and helps to ensure lenders of compliance.

•	Calculates estimated and expected New Loan funding amount.

•	Hold Funds screen captures amounts, dates, and instructions for managing funds post closing. Alerts are automatically generated when conditions for release are met.

•	Automatic calculations of transfer taxes upon file creation are updated if file criteria should change.

•	Option for checks to the County Recorder and taxing authorities to be created automatically.

•	Automatic invoicing is available for all parties associated to the file.

Workflow and task management

•	Task management at a glance is available on a personal level or file level.

•	Task templates are generated based on transactional criteria including: transaction type, property type, service type, and type of product being issued.

•	Alerts can be configured for tasks with upcoming due dates or for tasks that are over due.

•	Alert criteria can be established at a regional, office, or file level.

•	Ability to assign tasks to an individual or group.

•	Status of assigned tasks is readily accessible on each file.

•	Immediate notification possible for task completion or follow up needed.

•	Customers can view the status of tasks in their files via web-based tools.

Document preparation

•	Documents are designed to pull information already entered into the file and auto fill data fields without user intervention.

•	Document templates populate files based on extensive filter criteria. Only documents that should apply to the file will display in the document repository.

•	Phrases or text within a document template can be conditioned to appear or disappear based on file conditions making document creation more intuitive.

•	Phrases or text that is mandatory can be set up with a ‘required’ flag and cannot be deleted by users on the file level.

•	Custom document packages can be created and made available for users.

•	All documents can be previewed, printed, faxed or emailed directly from the application.

•	Documents can be posted to other online applications for customers to view or print.

Financial transactions

•	Entering settlement information also creates disbursements with all necessary information.

•	The system can generate a wire or a check for each disbursement.

•	Wire requests can be printed, faxed or emailed to the desired department.

•	Disbursement amounts are available to split between parties as needed.

•	Fee transfers can be used to eliminate the need for cutting a check to pay internal fees.

•	Check and receipt numbers are tracked by FAST making manual logs no longer necessary.

•	Disbursement and deposit history is viewable within each file.

2

Interfaces

•	Interfaces to trust accounting and accounts receivable applications.

•	Interfaces to legal description database and FAST Search for title information.

•	Two different online customer transaction management systems interface to FAST, allowing customers to open orders, view the status of orders, and interact with their documents.

Miscellaneous

•	Captures multiple underwriter data allowing remittance reporting and document preparation with correct data.

•	Built in imaging functionality

•	Files can be shared in multiple locations giving the opportunity to centralize file processes.

•	Automatic archiving of file data; easily retrievable at any time.

•	Custom reports can be designed and written.

•	Online help and training information is built into the application.

Architecture

FAST is a three-tiered intranet web-based application that services FAST users across a WAN (Wide Area Network) infrastructure. The basic underlying architecture used is Microsoft’s Distributed Internet Architecture (DNA) that was introduced in 1998. It is currently being converted to .Net technology. DNA is a three-tiered architecture where the client tier is Internet Explorer (IE) with Dynamic Hypertext Markup Language (DHTML), middle tier using Internet Information Server (IIS) with Active Server Pages (ASP) and Component Objects (COM) and the data tier using Microsoft SQL Server.

FAST further divides the middle tier into three sub-tiers; 1 - Web Application Server tier using IIS, 2 - Document Delivery Server tier for document rendering, 3 - Interface Server tier for providing access to other First American systems. The divided middle tier architecture provides the scalability required for a system such as FAST. With this architecture, FAST can be load balanced across many servers within each of the sub-tiers or the entire application can operate within a single Windows 2000 desktop.

FAST is sub-divided into following logical tiers:

IE Client Tier

This tier runs on a user’s Windows 2000 desktop using Microsoft Internet Explorer. FAST screens are rendered using HTML pages where custom components are automatically downloaded to manage client side processing logic. These components are as follows:

•	Client side Business Object Manager (CBOM) 1 and 2, which are Java applets that provide proxy interface to the middle-tier business objects.

•	JScript files provide client side data validation, screen controls, dynamic screen rendering, etc, by interacting with the CBOM proxy business objects and IE’s Document Object Model (DOM).

•	PrintManager is a VeriSign signed ActiveX component that allows access to locally attached printers to provide printing of FAST generated documents.

•	Adobe Acrobat Reader provides previewing of FAST documents.

3

Web / App Server Tier

This is a server side tier that runs on Windows 2000 Advance Server using IIS (Microsoft Internet Information Server). IIS is designed to serve HTML and ASP pages, JS (Jscript) files, IMG (image) files, CCS (Cascading Style Sheets) and CAB files downloaded to the IE client tier. It also serves as a middle-tier Application Server by using Windows 2000 Component Services (COM+). The business tier processing logic (Business Object Components) runs in this process space. The following is a list of components that reside in this space:

•	Business Objects (BO) provide encapsulation of business logic and data.

•	XMLMarshaller, XMLBroker and FAST ASP Framework components provide framework support to the business objects’ interaction with the IE client tier CBOMs.

•	Data Access Layer (DAL) provides abstracted access between the BO layer and FAST SQL server using ActiveX Data Objects (ADO).

•	MSMQ (Microsoft Message Queuing Server) allows asynchronous interfacing with Doc Delivery Servers and interoperation with other systems (i.e. FastSearch, FastWeb, WinTrack).

•	FAST Web-Services serve up FAST data to non-FAST systems. This is a recent architectural addition that is currently used to provide data access to First American Interactive FastWeb Client View system (see “Other Systems” section). This architecture is currently being converted to Microsoft’s .NET technology.

Doc Delivery Server Tier

This server tier provides dynamic rendering of FAST documents. When a user requests a document to be imaged, printed, e-mailed, faxed or previewed, the request is dispatched to a Doc Delivery Server to bind user data with a FAST user-defined document template. The binding of the data and the user-defined template is done using Microsoft WinWord. The rendered document is then “delivered” to the requested destination (client’s printer, FAST mail server, FAST fax server or client’s Adobe Acrobat Reader for previewing). This process uses the same set of Business Objects as used in Web App Server tier to retrieve and resolve user data in a document.

SQL Server Database Tier

FAST uses Microsoft SQL 2000 RDBMS (Relational Database Management System). All access to the FAST database is by use of stored-procedures. This approach provides better performance and manageability over dynamic SQL commands since stored procedures are compiled and can be performance tuned as necessary. The FAST stored-procedures are grouped into the following four categories:

•	“GetObject” type to retrieve a single data item (row).

•	“GetObjects” type to retrieve one or more (collection of) data items.

•	“SetObject” type to update data.

•	“DeleteObject” type to delete a data item.

Other Systems (Interfaces Tier)

FAST interoperates with the following non-FAST First American systems:

•	FastWeb interface allows First American customers the ability to enter Title/Escrow orders and view status of these orders using the Internet.

•	FastSearch provides title search data to FAST. The FAST interface system retrieves the FastSearch data automatically as a background process upon creation of a new order (if property info is available). The data retrieved from FAST Search is both raw in the form of data and imaged documents.

•	WinTrack is used by Lenders Advantage to process title orders. These orders are transmitted to FAST, which is then used by Lenders Advantage for closing process.

4

•	TrustNet provides Trust Accounting for FAST Escrow orders. This is a one-way interface that supports the transmission of both the original and adjusted trust accounting transactions.

•	Datafaction is a general accounts receivable system for the First American offices. This is a one-way interface that supports the transmission of invoiced items to the Datafaction system.

5

ANNEX B

TO

SCHEDULE NO. 2

DATED THIS 29TH DAY OF DECEMBER, 2004

TO MASTER LEASE FINANCING AGREEMENT DATED AS OF DECEMBER 29, 2004

BILL OF SALE

KNOW ALL MEN BY THESE PRESENTS: FIRST AMERICAN TITLE INSURANCE COMPANY (“Seller”), for and in consideration of the sum of One Dollar ($1) and other good and valuable consideration, provided by GENERAL ELECTRIC CAPITAL CORPORATION, FOR ITSELF AND AS AGENT FOR CERTAIN PARTICIPANTS (“Buyer”), with offices at 401 Merritt Seven, Suite 23, Norwalk, Connecticut 06851-1177, the receipt of which is hereby acknowledged, does hereby sell, assign, transfer, set over and convey to Buyer the software (the “Equipment”) leased under Schedule No. 2 dated as of December 29, 2004, between Seller and Buyer, executed pursuant to the Master Lease Financing Agreement dated as of December 29, 2004 (the “Master Lease Financing Agreement”), between Seller and Buyer. Capitalized terms used herein without definition shall have the meaning given them in the Master Lease Financing Agreement.

Buyer and Seller agree and acknowledge that the sale and conveyance contemplated hereby is solely for the purpose of granting to Buyer a security interest in the Equipment. All Equipment in which an interest is conveyed hereby shall remain in the possession of Seller or its Affiliates pursuant to the Lease and legal title shall remain with Seller.

Buyer is purchasing the Equipment described above in reliance upon its personal inspection and knowledge of the Equipment and in an “AS-IS, WHERE-IS”, condition.

SELLER MAKES NO WARRANTIES, EXPRESS OR IMPLIED, OF ANY KIND OR NATURE EXCEPT THAT (1) SELLER HAS GOOD TITLE TO THE EQUIPMENT, FREE AND CLEAR OF ALL LIENS, CLAIMS AND ENCUMBRANCES, (2) BUYER WILL ACQUIRE ITS INTEREST IN THE EQUIPMENT FREE FROM ALL LIENS, CLAIMS AND ENCUMBRANCES, AND (3) SELLER HAS THE RIGHT TO SELL AND CONVEY THE EQUIPMENT. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, SELLER MAKES NO WARRANTIES WITH RESPECT TO THE QUALITY, CONTENT, CONDITION, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE OF THE EQUIPMENT AND NO WARRANTIES AGAINST PATENT INFRINGEMENT OR THE LIKE.

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IN WITNESS WHEREOF, Buyer and Seller have executed this Bill of Sale this              day of                     , 200    .

BUYER:	SELLER:

GENERAL ELECTRIC CAPITAL CORPORATION, FOR ITSELF AND AS AGENT FOR CERTAIN COMPANY PARTICIPANTS	FIRST AMERICAN TITLE INSURANCE COMPANY

By:	By:
Name:	Name:
Title:	Title:

2

ANNEX C

TO

SCHEDULE NO. 2

DATED THIS 29TH DAY OF DECEMBER, 2004

TO MASTER LEASE FINANCING AGREEMENT DATED AS OF DECEMBER 29, 2004

CERTIFICATE OF ACCEPTANCE

To:	General Electric Capital Corporation,
for Itself and as Agent for Certain Participants

Pursuant to the provisions of the above Schedule and Master Lease Financing Agreement (collectively, the “Lease”), Lessee hereby certifies and warrants that (a) all Equipment listed in the related Bill of Sale or invoice is in good condition and appearance, installed (if applicable), at the Equipment Location specified in Annex A to the Schedule, and in good working order (ordinary wear and tear excepted); and (b) Lessee accepts the Equipment for all purposes of the Lease and all attendant documents.

Lessee does further certify that as of the date hereof (i) Lessee is not in default under the Lease; and (ii) the representations and warranties made by Lessee pursuant to or under the Lease are true and correct on the date hereof.

Lessee’s Authorized Representative

Dated:                              , 200

ANNEX D

TO

SCHEDULE NO. 2

DATED THIS 29TH DAY OF DECEMBER, 2004

TO MASTER LEASE FINANCING AGREEMENT DATED AS OF DECEMBER 29, 2004

RETURN PROVISIONS: Upon the expiration or any termination of the Term of this Schedule provided that Lessee has elected not to exercise its extension option or its purchase option pursuant to Section 9 of the Lease, Lessee shall, at its expense:

(A) Properly remove all Lessee or Affiliate installed markings which are not necessary for the operation, maintenance or repair of the Equipment.

(B) Ensure all Equipment and equipment operations conform to all applicable local, state, and federal laws, health and safety guidelines.

(C) The Equipment shall be redelivered with all component parts in good operating condition. All components must meet or exceed the manufacturer’s minimum recommended specifications unless otherwise specified.

(D) Upon sale of the Equipment to a third party, provide transportation to any locations anywhere in the world selected by Lessor.

(E) Obtain and pay for a policy of transit insurance for the redelivery period in an amount equal to the replacement value of the Equipment and the Lessor shall be named as the loss payee on all such policies of insurance.

(F) Be responsible for the cost of all repairs, alterations, inspections, appraisals, storage charges, insurance costs, demonstration costs, and other related costs necessary to place the Equipment in such condition as to be in complete compliance with this Lease.

(G) Lessor has the right to attempt resale of the Equipment from the Equipment Locations with the Lessee’s full cooperation and assistance, for a period of one hundred twenty (120) days from Lease expiration. During this period, the Equipment must remain operational with the necessary electrical power to maintain and demonstrate the Equipment to any potential buyer.

(H) Lessor at its sole discretion may, from time to time, inspect the Equipment at the Lessee’s sole expense. If any discrepancies are found as they pertain to the general condition of the Equipment, Lessor will communicate these discrepancies to the Lessee in writing. Lessee shall have thirty (30) days to rectify these discrepancies. Lessee shall pay all expenses for the reinspection by the Lessor appointed expert, if corrective measures are required.

(I) The Equipment shall be free from all Contaminants and otherwise fully in compliance with all Environmental Laws.

In addition, with respect to software:

(i) The “Equipment” shall include all software programs, software documentation, software licenses, and any right to use licenses/agreements set forth in Annex A to the Schedule. Lessee will no longer be allowed to use any of the software programs which are covered under this Schedule, and Lessee will not be entitled to re-license any of these software programs with the original vendors.

(ii) As least one hundred eighty (180) days prior to expiration of the Lease, Lessee shall provide to Lessor a detailed inventory of all components of the Equipment comprising software programs, software documentation, software licenses, and any right to use licenses/agreements. The inventory would include, but not be limited to, a listing of manufacturer and vendor, model number, version number, and serial/license numbers for all components comprising the Equipment, and, upon specified request by/of Lessor a detailed listing of all copies of the software (including locations) and related documentation materials. Additionally, Lessee will provide to Lessor copies of all original invoices and purchase orders for each purchased asset included on Annex A to the Schedule, such that each purchased item included on Annex A to the Schedule will have a corresponding purchase order and invoice. For any internally generated and capitalized costs incurred and included on Annex A to the Schedule (including capitalized labor), Lessee will provide to Lessor documentation in form and substance acceptable to Lessor accounting for the capitalized costs, including actual hours incurred, actual rates charged and actual activities completed. If Lessee cannot provide such support detail for any item described on Annex A to the Schedule, Lessee shall pay to Lessor a replacement fee calculated as 100% of the replacement cost of each respective item. The replacement fee will be determined by the Lessor, and shall be paid at the time of return of such Equipment.

(iii) At least one hundred eighty (180) days prior to the expiration of the Lease, upon written request of Lessor and during normal operating hours of Lessee, Lessee shall make the Equipment and appropriate personnel available for demonstrations and detailed operational inspections by perspective purchasers/users.

(iv) Upon the termination of this Schedule, or upon receiving reasonable notice from Lessor, Lessee shall provide to Lessor the following documents: (1) two sets of service manuals and operating manuals including replacements and/or additions thereto, such that all documentation is completely up-to-date; (2) two sets of documents detailing equipment configuration, operating requirements, maintenance records, and other technical data concerning the operation of the Equipment, including replacements and /or additions thereto, such that all documentation is completely up-to-date; (3) a listing of all passwords required to access all password protected files and applications comprising the Equipment.

(v) Lessee shall properly remove all Lessee installed markings (including Lessee and affiliated company logos) that are not necessary for the installation, maintenance or repair of the Equipment.

(vi) Lessee shall provide for the de-installation, packing, transporting and certifying of the Equipment to include, but not limited to, the following: (1) de-install all Equipment in accordance with the specifications of the manufacturer(s) or vendor(s), as appropriate, and provide to Lessor written confirmation that all Equipment has been completely removed; (2) each item of Equipment will be returned with a certificate from each manufacture or vendor, as appropriate, certifying that the Equipment was in good operating condition at the time of de-installation; (3) six complete and installable electronic copies of the Equipment shall be provided to Lessor on appropriate industry standard media and in a form such that the Equipment can be immediately installed and re-installed; and (4) two complete sets of installation instructions for the Equipment.

(vii) Upon Lessor’s request, Lessee shall provide technical personnel to supervise the installation of the Equipment at up to six (6) locations specified by Lessor within the continental United States. Lessee shall provide technical assistance related to the installation, operation, and maintenance of the Equipment for a period of one hundred eighty (180) days following the successful installation of the Equipment at each location specified above.

2

ANNEX E

TO

SCHEDULE NO. 2

DATED THIS 29TH DAY OF DECEMBER, 2004

TO MASTER LEASE FINANCING AGREEMENT DATED AS OF DECEMBER 29, 2004

FINANCIAL TERMS: The financial terms applicable with respect to this Schedule are as follows:

1.	Capitalized Lessor’s Cost: $54,000,000.

2.	Basic Term: eight (8) quarters.

3.	Basic Term Commencement Date: December 29, 2004.

4.	Last Delivery Date: December 31, 2004.

5.	Lease Balance: $54,000,000 (provided, however, that the Lease Balance shall be adjusted in accordance with the provisions of Section 7(b) of the Agreement, and shall be reduced from time to time by the amount of each Principal Component actually paid by Lessee hereunder; provided, further that the Lease Balance shall not be reduced solely as a result of a rejection of the Agreement in the event of the bankruptcy of Lessee).

6.	Lessee Federal Employer Identification Number: 95-2566122

7.	Lessee Organizational Number: C0553525

8.	Lessee’s “location” (as such term is used in Article 9 of the UCC): California.

RENT: The Rent applicable with respect to this Schedule is as follows:

Commencing on the last day of the initial Rent Payment Period, and on the last day of each successive Rent Payment Period during the Term (each, a “Rent Payment Date”), Lessee shall pay as rent (“Basic Term Rent”) quarterly installments of principal and interest, in arrears, in the amount of the sum of the Principal Component and the Interest Component. As used herein, “Rent Payment Period” shall mean the period from and including the date on which Lessee executes the Certificate of Acceptance with respect to the Equipment described on this Schedule, to but excluding the 29th day of the third calendar month thereafter, and the period from and including the 29th day of each successive third calendar month thereafter through but excluding the 29th day of the next succeeding third calendar month thereafter (provided, however, that the final Rent Payment Period shall commence on (and include) the last day of the Rent Payment Period immediately preceding the final Rent Payment Period and end on (but exclude) the final Rent Payment Date). As used herein, “Principal Component” as to any Rent Payment Date shall mean the amount specified on Exhibit No. 2 to this Annex E. As used herein, “Interest Component” as to any Rent Payment Date shall mean the sum of the Daily Interest for each day in the related Rent Payment Period as specified on Exhibit No. 2 to this Annex E. The Rent may not be prepaid.

LEASE BALANCE, MAXIMUM LESSEE RISK AMOUNT AND MAXIMUM LESSOR RISK AMOUNT: The Lease Balance, Maximum Lessee Risk Amount and Maximum Lessor Risk Amount with respect to the Equipment described on this Schedule are as follows:

End of Quarter	Lease Balance	Maximum Lessee Risk Amount	Maximum Lessor Risk Amount
8	62.2552	50.6049	11.6503
12	41.7237	35.2908	6.4329
16	20.0000	15.6774	4.3226

expressed as a percent of the Capitalized Lessor’s Cost of the Equipment. If Lessee exercises the option pursuant to Section 9(c) of the Agreement, the Lease Balance shall be reduced by the amount received by Lessor pursuant to clause (i) of Section 9(c) of the Agreement. Reductions shall be effective as of the date such payments are received by Lessor as provided in Section 2(b) of the Agreement and applied on the relevant Rent Payment Date.

EXHIBIT NO. 1 TO ANNEX E

Daily Interest	=	Lease Balance x (Interest Rate/360)

Interest Rate	=	5.684 percent per annum

EXHIBIT NO. 2 TO ANNEX E

Rent Payment	Starting Balance	Total Payment	Interest Component	Principal Component
3/29/05	$54,000,000.00	$3,191,081.55	$767,340.00	$2,423,741.55
6/29/05	$51,576,258.45	$3,191,081.55	$732,898.63	$2,458,182.92
9/29/05	$49,118,075.52	$3,191,081.55	$697,967.85	$2,493,113.70
12/29/05	$46,624,961.82	$3,191,081.55	$662,540.71	$2,528,540.85
3/29/06	$44,096,420.98	$3,191,081.55	$626,610.14	$2,564,471.41
6/29/06	$41,531,949.56	$3,191,081.55	$590,169.00	$2,600,912.55
9/29/06	$38,931,037.01	$3,191,081.55	$553,210.04	$2,637,871.52
12/29/06	$36,293,165.49	$3,191,081.55	$515,725.88	$2,675,355.67
3/29/07	$33,617,809.82	$3,191,081.55	$477,709.08	$2,713,372.48
6/29/07	$30,904,437.35	$3,191,081.55	$439,152.05	$2,751,929.50
9/29/07	$28,152,507.85	$3,191,081.55	$400,047.14	$2,791,034.42
12/29/07	$25,361,473.43	$3,191,081.55	$360,386.54	$2,830,695.02
3/29/08	$22,530,778.41	$3,191,081.55	$320,162.36	$2,870,919.19
6/29/08	$19,659,859.22	$3,191,081.55	$279,366.60	$2,911,714.95
9/29/08	$16,748,144.26	$3,191,081.55	$237,991.13	$2,953,090.42
12/29/08	$13,795,053.84	$3,191,081.55	$196,027.72	$2,995,053.84

ANNEX F

TO

SCHEDULE NO. 2

DATED THIS 29TH DAY OF DECEMBER, 2004

TO MASTER LEASE FINANCING AGREEMENT DATED AS OF DECEMBER 29TH, 2004

ESTOPPEL/WAIVER AGREEMENT

            , 200

Gentlemen/Ladies:

General Electric Capital Corporation, for Itself and as Agent for Certain Participants, and their successors and assigns (“Lessor”), has entered into, or is about to enter into, a lease (the “Lease”) with First American Title Insurance Company (“Lessee”), pursuant to which Lessee has leased or will lease from Lessor certain personal property (such property, together with any replacements thereof, being referred to as the “Personal Property”). Some or all of the Personal Property is, or will be, located at certain premises described on Annex A (the “Premises”). This letter is being sent to you because of your interest in the Premises.

By your signature below, you hereby agree (and we shall rely on your agreement) that: (i) the Personal Property is, and shall remain, personal property regardless of the method by which it may be, or become, affixed to the Premises; (ii) your interest in the Personal Property and any proceeds thereof (including, without limitation, proceeds of any insurance therefor) shall be, and remain, subject to the interest of Lessor and its assigns (until and unless Lessor shall formally release or transfer its interest in the Personal Property to Lessee); (iii) Lessor, and its assigns, and their respective employees and agents, shall have the right with prior notice, from time to time, to enter the Premises for the purpose of inspecting the Personal Property; and (iv) Lessor, and its assigns, and their respective employees and agents, shall have the right, upon any default by Lessee under the Lease, to enter the Premises and to remove the Personal Property from the Premises. Lessor agrees to reimburse you for any damages actually caused to the Premises by Lessor, or its employees or agents, during any such removal. These agreements shall be binding upon, and shall inure to the benefit of, any successors and assigns of the parties hereto.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

We appreciate your cooperation in this matter of mutual interest.

GENERAL ELECTRIC CAPITAL CORPORATION, FOR ITSELF AND AS AGENT FOR CERTAIN PARTICIPANTS

By:
Name:
Title:

AGREED TO AND ACCEPTED BY:

By:
Name:
Title:

Date:	, 200

☐	Mortgagee
☐	Landlord
☐	Realty Manager

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